SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Check the appropriate box:

|X|   Preliminary information statement   |_|   Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14c-5(d)(2))

|_|   Definitive information statement

                                WENTWORTH I, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

      |_|   No fee required.

      |X| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            Common Stock, Par Value $0.01 per share
            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transactions applies:

            3,750,000 shares of Registrant's Common Stock, Par Value $0.01 per share
            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            $0.016 per share of Registrant's Common Stock (based on book value per share of acquiring person's common stock)
            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            $59,610
            --------------------------------------------------------------------

      (5)   Total fee paid:

            $12 (rounded to the nearest whole dollar)
            --------------------------------------------------------------------

      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

            N/A
            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            N/A
            --------------------------------------------------------------------

      (3)   Filing Party:

            N/A
            --------------------------------------------------------------------

      (4)   Date Filed:

            N/A
            --------------------------------------------------------------------

                                Wentworth I, Inc.
                       936A Beachland Boulevard, Suite 13
                            Vero Beach, Florida 32963

To the Holders of Common Stock of Wentworth I, Inc.:

      Wentworth I, Inc., a Delaware corporation ("Company"), has obtained the written consent from stockholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote, as of January 12, 2006, on the following action:

      1. To approve the merger of the Company with and into Aero Grow International, Inc., a Nevada corporation ("AeroGrow"), with AeroGrow being the surviving corporation and the Company ceasing to exist (the "Merger").

      Upon the effective time of the Merger:

            o Each share of common stock of the Company will automatically convert into 0.151813 shares of common stock of AeroGrow;

            o     The corporate existence of the Company will cease;

            o The current directors and officers of AeroGrow will manage the business and affairs of the combined companies following the Merger;

            o the Articles of Incorporation and Bylaws of AeroGrow will become the equivalent of our certificate of incorporation and Bylaws, respectively;

            o AeroGrow will continue as a reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act").

      The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the Merger.

      After careful consideration of the terms and conditions of the proposed Merger, the board of directors of the Company has determined that the Merger is fair to and in the best interests of the Company and its stockholders. The board of directors of the Company did not obtain a fairness opinion on which to base this assessment. The board of directors recommended approval of the proposed Merger.

      Under Section 228 of the Delaware General Corporation Law ("DGCL"), action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the foregoing action. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of the stockholders of the Company.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                        By Order of the Board of Directors

                                        /s/ Kevin R. Keating
                                        ----------------------------------
                                        Kevin R. Keating,
                                        Sole Director and President

Vero Beach, Florida
January 13, 2005

                                WENTWORTH I, INC.

                              INFORMATION STATEMENT

               CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
             OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

      This Information Statement is being furnished to the stockholders of Wentworth I, Inc., a Delaware corporation ("Company," "we' or "us"), to advise them of the corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the Delaware General Corporation Law ("DGCL").

      The Company's board of directors has determined that the close of business on January 12, 2006 was the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing: (i) the merger of the Company with and into AeroGrow, Inc., a Nevada corporation ("AeroGrow"), with AeroGrow being the surviving corporation and the Company ceasing to exist (the "Merger"). The foregoing action is referred to herein as the "Action."

      On January 12, 2006, the board of directors approved the Merger and authorized the Company's officers to obtain written consents from stockholders owning a majority of the outstanding voting securities of the Company entitled to vote to approve the Action. Under Section 228 of the DGCL, any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Action must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

      Under Section 251 of the DGCL, the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the Merger. On January 12, 2006, four stockholders who, in the aggregate, are the record owners of 3,558,000 shares of the Company's common stock, representing approximately 94.9% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Merger.

      Accordingly, the Merger has been approved by holders representing approximately 94.9% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the Merger. You are hereby being provided with notice of the approval of the Merger by less than unanimous written consent of the stockholders of the Company. However, under federal law, the Merger will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.

      The executive offices of the Company are located at 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963, and its telephone number is (772) 231-7544.

      This information statement is first being mailed to stockholders on or about January 23, 2006 and is being furnished for informational purposes only.

      No officer or director or principal shareholder has a substantial or material interest in the favorable outcome of this Action other than as discussed herein.

                                     SUMMARY

Summary

      This section summarizes material items related to the Action. These items are described in greater detail elsewhere in this Information Statement. You should carefully read this Information Statement and the other documents to which this Information Statement refers you. See "Where You Can Find More Information."

The Companies

      Wentworth I, Inc.

      Wentworth I, Inc. (the "Company") was organized under the laws of the State of Delaware on March 6, 2001. The Company's business plan has been to seek, investigate and, if such investigation warrants, enter into a business combination with a target operating company that primarily desires to seek the perceived advantages of a U.S. reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company is currently a shell company with nominal assets and operations. The Company is a reporting company under Section 12(g) of the Exchange Act and is current in its reporting under the Exchange Act.

      The Company and ENECO, Inc., a Utah corporation ("Eneco") entered into a certain Agreement and Plan of Merger (the "Eneco Merger Agreement") on October 28, 2005 by which the Company agreed to merge with and into Eneco, with Eneco being the surviving corporation. Effective January 3, 2006, the Company terminated the Eneco Merger Agreement due to the failure of the transactions contemplated thereunder to have been consummated by January 1, 2006.

      The executive office and mailing address of the Company are located at 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963, and its telephone number is (772) 231-7544.

      Aero Grow International, Inc.

      Aero Grow International, Inc. ("AeroGrow") was formed as a Nevada corporation on March 25, 2002. AeroGrow's principal business is researching, developing and marketing advanced indoor aeroponic garden systems designed and priced to appeal to the gardening, cooking and small kitchen appliance, healthy eating and home and office decor markets worldwide. Since formation, AeroGrow's principal activities have consisted of product research and development resulting in the filing of 12 patent applications, the development of two proprietary growing systems and 6 proprietary seed kits, research into the markets for AeroGrow's products and the best channels through which to sell them, business planning and raising the capital necessary to fund these activities.

      AeroGrow's principal products are "kitchen garden" indoor growing systems and proprietary seed kits that will allow consumers, with or without gardening experience, to easily grow cherry tomatoes, cilantro, chives, basil, dill, oregano, mint, flowers, chili peppers and lettuce throughout the year. AeroGrow's kitchen garden systems are designed to be simple, consistently successful and affordable. AeroGrow believes that its focus on the design and features of its kitchen garden systems will make them the first of their kind on the consumer market.

      AeroGrow has filed twelve patent applications in the United States and one international patent application to protect its core inventions. These include aeroponic technological advances described below as well as product, nutrient and seed pod inventions designed to enhance plant growth. Many of the patent-pending companion technologies are based on AeroGrow's innovations in the fields of biology, plant physiology, chemistry and adaptive learning computer science. In addition, AeroGrow has developed certain trade secrets which simplify, combine and integrate its core technologies into the AeroGrow indoor kitchen garden systems.

      AeroGrow believes that its inventions and combined technologies will allow almost anyone, from consumers who have no gardening experience to professional gardeners, to produce year-round harvests of cherry tomatoes, cilantro, chives, basil, dill, oregano, mint, flowers, chili peppers and lettuce provided in AeroGrow's seed kits regardless of season, weather or lack of natural light. AeroGrow believes that its kitchen garden systems' unique and attractive designs make them appropriate for use in almost any location including kitchens, bathrooms, living areas and offices.

      AeroGrow's basic kitchen garden system and deluxe kitchen garden system are projected to retail at prices ranging from $99 to $149 based on the channel of distribution in which they are sold and the specific product features provided. AeroGrow currently expects to market its deluxe kitchen garden system in the United States following completion of the Merger and the completion of a private placement offering by AeroGrow which is a condition of the Merger.

      See "Risk Factors Related to AeroGrow Business" set forth below in this Information Statement.

      The mailing address of AeroGrow's principal executive office is Aero Grow International, Inc., 900 28th Street, Suite 201, Boulder, Colorado 80303, and its telephone number is (303) 444-7755.

Selected Financial Data for AeroGrow

      The following summary historical financial information of AeroGrow should be read with AeroGrow's audited financial statements and the related notes for the years ended December 31, 2004 and 2003, and AeroGrow's unaudited financial statements and related notes for the nine months ended September 30, 2005 and 2004, which are attached hereto as Appendix D. The following results of operations do not necessarily indicate AeroGrow's future operations.

-----------------------------------------------------------------------------------------------------------------------------------
                                              For the nine months ended                For the year ended             Cumulative
                                                    September 30,                         December 31,                 07-02-02
                                              ---------------------------            -----------------------         (Inception)
                                                                                                                          to
                                               2004               2005               2003               2004           09-30-05
-----------------------------------------------------------------------------------------------------------------------------------
                                                    (unaudited)                                (audited)              (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations Information:
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues                              $        --        $        --        $        --        $        --        $        --
-----------------------------------------------------------------------------------------------------------------------------------
Total operating expenses                      1,395,420          4,753,202          1,157,617          2,396,608          8,903,640
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations                (1,395,420)        (4,753,202)        (1,157,617)        (2,396,608)        (8,903,640)
-----------------------------------------------------------------------------------------------------------------------------------
Other income (expenses) net                       6,020           (427,126)            (1,918)             7,564           (421,480)
-----------------------------------------------------------------------------------------------------------------------------------
Net (loss)                                   (1,389,400)        (5,180,328)        (1,159,535)        (2,389,044)        (9,325,120)
-----------------------------------------------------------------------------------------------------------------------------------
Net loss per common shares--basic
      and diluted                           $     (0.34)       $     (1.05)       $     (0.41)       $     (0.56)                NA
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average common shares
      outstanding                             4,109,803          4,945,826          2,798,909          4,252,626                 NA
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               September 30,     December 31,
                                                   2005               2004
--------------------------------------------------------------------------------
                                                (unaudited)        (audited)
--------------------------------------------------------------------------------
Balance Sheet Information:
--------------------------------------------------------------------------------
Cash and cash equivalents                        $ 2,230,554        $ 1,916,842
--------------------------------------------------------------------------------
Total assets                                       3,020,050          1,998,470
--------------------------------------------------------------------------------
Short-term debt, net of discount                   1,773,750                 --
--------------------------------------------------------------------------------
Total liabilities                                  2,771,937             86,547
--------------------------------------------------------------------------------
Deficit accumulated during development stage      (9,325,120)        (3,854,792)
--------------------------------------------------------------------------------
Total stockholders' equity                       $   248,113        $ 1,911,923
--------------------------------------------------------------------------------

The Merger

      The Company and AeroGrow entered into a certain Agreement and Plan of Merger (the "Merger Agreement") on January 12, 2006 by which the Company will merge with and into AeroGrow, with AeroGrow being the surviving corporation. The Company will cease to exist after the merger. The Certificate of Incorporation and By-Laws of AeroGrow will be those of the surviving company, and the surviving company will be governed by the corporate law of the State of Nevada.

      This merger transaction ("Merger") may also be referred to in this Information Statement as the "reverse merger". The Merger Agreement is attached as Appendix A to this Information Statement. We encourage you to read the Merger Agreement. It is the legal document that governs the Merger and the other transactions contemplated by the Merger Agreement. It is also described in detail elsewhere in this Information Statement. The discussion of the Merger Agreement set forth herein is qualified in its entirety by reference to Appendix A.

      In connection with the Merger, each of the Company's 3,750,000 shares of outstanding common stock ("Company Common Stock") will be converted into the right to receive 0.151813 share of AeroGrow Common Stock ("Exchange Ratio"), subject to adjustment as set forth below. The Exchange Ratio is based on: (i) the number of shares of AeroGrow Common Stock outstanding on a fully diluted basis including the Conversion Warrants (as defined herein) and shares and options to be issued under certain Equity Commitments (as defined herein), as of December 30, 2005 ("Fully Diluted Common Stock"), and (ii) the issuance by AeroGrow of shares of AeroGrow Common Stock with attached warrants for aggregate gross proceeds of $10,000,000 in connection with the Capital Raise (as defined herein).

      The Exchange Ratio will be reduced in the event the gross proceeds from the Capital Raise are less than $10,000,000. In the event the gross proceeds from the Capital Raise equal the minimum amount of $5,000,000, the Exchange Ratio will be reduced to 0.067123 share of AeroGrow Common Stock per share of Company Common Stock, which shall be the minimum exchange ratio ("Minimum Exchange Ratio"). In the event the gross proceeds from the Capital Raise are above $10,000,000, the Exchange Ratio will be remain at 0.151813 share of AeroGrow Common Stock per share of Company Common Stock, which shall be the maximum exchange ratio ("Maximum Exchange Ratio"). In the event the gross proceeds from the Capital Raise are between $5,000,001 and $9,999,999, the Exchange Ratio will be proportionately adjusted between the Minimum Exchange Ratio based on gross proceeds of $5,000,000 and the Maximum Exchange Ratio based on gross proceeds of $10,000,000.

      The Exchange Ratio shall also be adjusted to take into account any increase or decrease in the number of shares of AeroGrow's Fully Diluted Common Stock occurring on or after December 30, 2005 and prior to the Effective Time. For purposes of this Information Statement, it is assumed that there will be no change in the number of shares of AeroGrow's Fully Diluted Common Stock and, as a result, there will be no adjustment to the Exchange Ratio solely as a result of the forgoing sentence.

      The consummation of the Merger is contingent on a minimum of $5,000,000 being subscribed for, and funded into escrow, by certain investors ("Investors") for the purchase of shares of AeroGrow Common Stock ("Investor Shares") and common stock purchase warrants ("Investor Warrants") (together the Investor Shares and Investor Warrants are referred to herein as the "Investor Securities") from AeroGrow in a private placement offering exempt from registration under the Securities Act of 1933, as amended ("Securities Act") pursuant to Regulation D and Regulation S promulgated thereunder, under terms and conditions to be approved by AeroGrow's board of directors ("Capital Raise"). The Capital Raise will not be commenced by AeroGrow until February 6, 2006 and will be a "best efforts" $5,000,000 minimum, $12,000,000 maximum offering. The offering will be for units, at $5.00 per unit, consisting of one share of AeroGrow Common Stock and one Investor Warrant, and each Investor Warrant will be exercisable for a period of years after the closing date, for one share of AeroGrow Common Stock, at $6.25 per share. The Investor Securities will have registration rights.

      The closing of the Capital Raise will be contingent on the closing of the Merger, and the closing of the Merger will be contingent on the closing of the Capital Raise.

      As of December 30, 2005, AeroGrow's Common Stock, options, warrants and convertible securities outstanding are as follows:

      o     5,008,944 shares of AeroGrow Common Stock outstanding;

      o 10% convertible notes in the principal amount of $3,000,000 issued in AeroGrow's 2005 debt offering which may be converted into 750,000 shares of AeroGrow Common Stock ("Convertible Notes");

      o Redeemable warrants issued in AeroGrow's 2005 debt offering which may be exercised for 600,000 shares of AeroGrow Common Stock at an exercise price of $5.01 per share ("Debt Warrants");

      o Conversion warrants, issuable upon conversion of the Convertible Notes, which may be exercised for 600,000 shares of AeroGrow Common Stock at an exercise price of $6.00 per share ("Conversion Warrants");

      o Warrants issued to the placement agent in AeroGrow's 2005 debt offering which may be exercised for 60,000 shares of AeroGrow Common Stock at $6.00 per share ("Agent Warrants");

      o Outstanding warrants which may be exercised for 1,287,858 shares of AeroGrow Common Stock at an exercise price ranging from $1.25 to $15.00 per share (" Warrants"); and

      o Outstanding options to purchase 204,869 shares of AeroGrow Common Stock at an exercise price ranging from $0.005 to $5.00 per share ("Stock Options").

      The above outstanding shares of AeroGrow Common Stock, options, warrants and convertible securities will not be affected by the Merger. As of December 30, 2005, AeroGrow also has commitments to issue up to 275,000 shares of AeroGrow Common Stock and to grant stock options to purchase up to 30,000 shares of AeroGrow Common Stock ("Equity Commitments").

      Assuming no Company stockholder elects dissenters' rights and further assuming gross proceeds from the Capital Raise of $10,000,000, the Company stockholders in the aggregate will be issued, at the Closing of the Merger, 569,298 shares of AeroGrow Common Stock in exchange for all the outstanding shares of Company Common Stock. Immediately following the Merger, AeroGrow will have approximately 7,578,242 shares of its common stock outstanding, and the Company's stockholders will own approximately 7.5% of the issued and outstanding shares of AeroGrow's Common Stock.

      In the event gross proceeds from the Capital Raise total $5,000,000 and assuming no Company stockholder elects dissenters' rights, the Company stockholders in the aggregate will be issued, at the Closing of the Merger, 251,710 shares of AeroGrow Common Stock in exchange for all the outstanding shares of Company Common Stock. In such case, immediately following the Merger, AeroGrow will have approximately 6,260,654 shares of its common stock outstanding, and the Company's stockholders will own approximately 4.0% of the issued and outstanding shares of AeroGrow's Common Stock.

      Each share of AeroGrow Common Stock issued to the Company's stockholders in connection with the Merger will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act of 1933, as amended ("Securities Act") or an available exemption therefrom. The Merger Agreement, however, contains piggy-back registration rights provisions that allow each Company shareholder to include their shares in any registration statement filed for the public offering or resale of its securities in the future, subject to the conditions set forth in the Merger Agreement. As part of the Capital Raise, AeroGrow has agreed to register for resale the Investor Shares issued in the Capital Raise (together with the shares of AeroGrow Common Stock underlying the Investor Warrants) on a registration statement to be filed with the SEC. In the event such registration statement is filed, the shares of AeroGrow Common Stock issued to the Company's stockholders in connection with the Merger will be included on such registration statement. There can be no assurance that the shares of AeroGrow Common Stock received by the Company's stockholders in connection with the Merger will become registered under the Securities Act.

      As a condition of the closing of the Merger Agreement, Keating Reverse Merger Fund, LLC ("KRM Fund"), the current majority stockholder of the Company, will enter into a lock up agreement under which it will be prohibited from transferring its shares of AeroGrow Common Stock for a mutually agreed time period. Further, as a condition of the closing of the Merger Agreement, the existing holders of: (i) AeroGrow outstanding Common Stock (ii) the Warrants, and (iii) the Stock Options, representing in the aggregate not less than a certain percentage of the outstanding shares of AeroGrow Common Stock (excluding those shares held by investors in AeroGrow's Colorado intrastate offering) as determined by the Company and AeroGrow, will each enter into a lock up agreement under which they will be prohibited from transferring its shares of AeroGrow Common Stock for a mutually agreed time period. The investors in AeroGrow's Colorado intrastate offering holding approximately 544,228 shares of AreoGrow Common Stock, the holders of the Convertible Notes, Debt Warrants and Conversion Warrants (when and if issued) and the holders of the Agent Warrants are not subject to any lock up restrictions.

AeroGrow as "Successor Issuer" under Exchange Act

      The purpose of the Merger is to allow AeroGrow to be a "successor issuer" to the Company within the meaning of Rule 12(g)-3 under the Exchange Act. As a "successor issuer" AeroGrow will become a Section 12(g) reporting company under the Exchange Act and will assume the reporting obligations of the Company. As a result, the shares of common stock of AeroGrow shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of common stock. Pursuant to the requirements of Rule 12(g)-3 under the Exchange Act, immediately following the Effective Time of the Merger, AeroGrow will prepare and file a current report on Form 8-K disclosing the completion of the Merger and the creation of AeroGrow as the "successor issuer."

Over-the-Counter Bulletin Board Quotation

      The shares of AeroGrow Common Stock will not be quoted on the OTC BB immediately following the Merger. Following the Merger, AeroGrow intends to cooperate with the filing of a Form 211 by an NASD member and use its commercially reasonable efforts to have its shares commence quotation of the NASD Over-the-Counter Bulletin Board ("OTC BB"). However, there can be no assurance that the shares of AeroGrow Common Stock will become quoted on the OTC BB. Furthermore, even if the shares of AeroGrow Common Stock are quoted on the OTC BB, there can be no assurance that an active trading market will develop for such shares.

Adoption of the Merger

      The board of directors of the Company has approved the Merger Agreement and the Merger and recommends that its stockholders approve it. The affirmative vote of the holders of a majority of the shares outstanding of Company Common Stock is required for approval of the Merger. The board of directors of AeroGrow has approved the Merger Agreement and the Merger, and the stockholders of AeroGrow are not required to approve the Merger Agreement and the Merger under Nevada General Corporation Law ("NGCL").

      On January 12, 2006, four stockholders who, in the aggregate, are the record owners of 3,558,000 shares of Company Common Stock, representing approximately 94.9% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Merger. Accordingly, the Merger has been approved by holders representing approximately 94.9% of the outstanding voting securities of the Company.

Appraisal Rights

      Appraisal rights are available under the Delaware General Corporation Law for the stockholders of the Company in connection with the Merger. The procedure to exercise appraisal rights is described in detail elsewhere in this Information Statement. For a more complete discussion of appraisal rights, see below at "Merger Agreement" and Appendix C.

Closing; Effective Time

      The closing of the Merger will take place as soon as practicable (but in no event later than two business days) after all conditions to the Merger under the terms of the Merger Agreement have been satisfied or waived. Upon the satisfaction or waiver of such conditions, a Certificate of Merger will be filed with the Secretary of State of Delaware under the DGCL and with the Secretary of State of Nevada under the NGCL ("Effective Time"). Upon the filing of these documents, the Company will cease its corporate existence in the State of Delaware.

Exchange of Certificates

      DO NOT DESTROY YOUR CURRENT STOCK CERTIFICATES IN THE NAME OF WENTWORTH I, INC. The issued and outstanding stock certificates of the Company will represent the rights that the Company's stockholders will have in AeroGrow. The Company's stockholders should submit their stock certificates to AeroGrow's exchange agent ("Exchange Agent"), Corporate Stock Transfer Company, 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, telephone (303) 282-4800, for new certificates of AeroGrow, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes. See the detailed instructions for the exchange of certificates set forth elsewhere in this Information Statement.

      If a Company stockholder fails to submit his certificates for the Company's Common Stock for cancellation to the Exchange Agent, together with such letter of transmittal and investment representation letter, duly completed and validly executed in accordance with the instructions thereto and within 30 days following the Closing of the Merger, such holder will not be entitled to registration rights for his shares of AeroGrow Common Stock.

Directors and Executive Officers

      The directors of AeroGrow shall continue to be the directors of AeroGrow immediately prior the Effective Time, until their respective successors are duly elected or appointed and qualified as provided in the Merger Agreement. The officers of AeroGrow shall continue to be the officers of AeroGrow immediately prior to the Effective Time. The current officers and directors of the Company will, as of the Effective Time, have no further role in the management and affairs of the Company and/or AeroGrow.

Conditions to Closing

      Under the Merger Agreement, the Company and AeroGrow have agreed to do certain things, some of which are conditions to the Merger. Each company is obligated to (a) obtain all necessary approvals, which includes approval by the stockholders of the Company, for the Merger, (b) give the other access to the records and personnel to complete due diligence review, (c) proceed expeditiously to undertake all actions so as to be able to consummate the Merger, (d) AeroGrow must deliver audited financial statements including a balance sheet as of December 31, 2004 and 2005 and statements of operations, stockholders' equity and cash flows for the years then ended, pro forma financial statements, and Form 10 information on AeroGrow, all of which then will be included in the required Form 8-K relating to the consummation of the transactions under the Merger Agreement to be filed at closing, and (e) neither party will solicit or initiate proposals from, provide information to or hold discussions with any party concerning any sale of assets or any material portion of any capital stock or any merger, consolidation, business combination, liquidation or similar transaction, subject to the fiduciary obligations of directors generally.

      In addition to the foregoing conditions, the Merger is conditioned upon
(i) preparation, filing and mailing of a definitive 14C Information Statement by the Company, (ii) the approval by the Company's stockholders of the Merger Agreement and the transactions contemplated under the Merger Agreement, (iii) dissenters not exercising their appraisal rights in excess of 200,000 shares,
(iv) AeroGrow being deemed a "successor issuer" under the Exchange Act, (v) the receipt of certain lock up agreements by KRM Fund and certain existing holders of AeroGrow's Common Stock, stock options and warrants, (vi) execution and delivery of employment agreements with AeroGrow by Michael Bissonnette and certain other AeroGrow management members, (vii) the approval of an equity compensation plan by AeroGrow's stockholders, (viii) a minimum of $5,000,000 being subscribed for, and funded into escrow, by Investors for the purchase of Investor Shares with attached Investor Warrants under the Capital Raise, and
(ix) the amendment of the terms and conditions of the Convertible Notes on a basis mutually acceptable to the Company and AeroGrow.

      Assuming all of the conditions have been satisfied, the Company intends to file a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Secretary of State of the State of Nevada promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

Financial Advisory Agreement

      As a further condition to Closing, the Company shall have engaged Keating Securities, LLC ("Keating Securities"), an affiliate of Keating Investments, LLC, the managing member of the Company's controlling stockholder, to act as a financial advisor in connection with the business combination between the Company and AeroGrow for which it will earn an advisory fee of $350,000 upon completion of the Merger. The advisory fee will be paid at the Closing of the Merger. However, in the event the gross proceeds received under the Capital Raise are less than $10,000,000, the advisory fee under the financial advisory agreement shall be zero.

Post-Closing Covenants

      After the closing of the Merger, AeroGrow has agreed that, unless it has the consent of KRM Fund, it will not issue any securities for one year to its officers and directors or 10% or greater stockholders, consultants, service providers or other parties, except for issuances with respect to outstanding options, warrants and convertible securities and pursuant to existing obligations, grants pursuant to stock option and similar plans approved by the board and stockholders, capital raising requirements approved by the board, or third party, arms-length transactions. AeroGrow will be obligated to: (i) remain a 12(g) reporting company and comply with the reporting requirements under the Securities Exchange Act of 1934, as amended ("Exchange Act"), (ii) within forty-five days following the Closing, AeroGrow's board of directors shall satisfy the independence, audit and compensation committee and other corporate governance requirements under the Sarbanes-Oxley Act of 2002 (the "SOX Act"), the rules and regulations promulgated by the SEC, and the requirements of either NASDAQ or American Stock Exchange ("AMEX") as selected by AeroGrow, whether or not AeroGrow's Common Stock is listed or quoted, or qualifies for listing or quotation, on NASDAQ or AMEX, (iii) use its commercially reasonable efforts to obtain and maintain a quotation of its shares of AeroGrow Common Stock on the NASD Over-the-Counter Bulletin Board ("OTC BB"), and (iv) within 30 days following the Closing, procure key man life insurance policies on certain officers of AeroGrow.

Termination

      The Merger Agreement may be terminated as follows: (i) by mutual consent,
(ii) by either party if the reverse merger is not consummated by March 1, 2006,
(iii) by either party if the Merger is prohibited by issuance of an order, decree or ruling, or (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement. In the event of termination, both parties are responsible for their expenses.

Tax Consequences

      The Merger has been structured to qualify as a reorganization under
Section 368(a) of the Code for federal income tax purposes. The parties have not and do not intend to request an opinion of counsel. However, the Company believes the Merger will so qualify and that, for U.S. federal income tax purposes, no gain or loss will be recognized by the Company's stockholders who receive AeroGrow Common Stock for their Company Common Stock in connection with the Merger. The adjusted tax basis of each whole share of AeroGrow Common Stock received by a Company stockholder as a result of the Merger will be the same as the stockholder's aggregate adjusted tax basis in the shares of his Company Common Stock. A stockholder who holds Company Common Stock will include in his holding period for AeroGrow Common Stock that he receives his holding period for the Company Common Stock.

      State, local or foreign income tax consequences to stockholders may vary from the U.S. federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE MERGER UNDER ALL APPLICABLE TAX LAWS.

                                WENTWORTH I, INC.

      The Company was organized under the laws of the State of Delaware on March 6, 2001. The Company's business plan has been to seek, investigate and, if such investigation warrants, enter into a business combination with a target operating company that primarily desires to seek the perceived advantages of a U.S. reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company's principal business objective is to seek long-term growth potential through a business combination rather than immediate, short-term earnings. The Company's search is not restricted to any specific business, industry or geographical location.

      The Company is currently a shell company with nominal assets and operations. The Company is a reporting company under Section 12(g) of the Exchange Act and is current in its reporting under the Exchange Act.

      The Company and ENECO, Inc., a Utah corporation ("Eneco") entered into a certain Agreement and Plan of Merger (the "Eneco Merger Agreement") on October 28, 2005 by which the Company agreed to merge with and into Eneco, with Eneco being the surviving corporation. Effective January 3, 2006, the Company terminated the Eneco Merger Agreement due to the failure of the transactions contemplated thereunder to have been consummated by January 1, 2006.

      It is likely that in any business combination, and depending upon, among other things, the target operating company's assets and liabilities, the equity interests of the Company's stockholders after the transaction will be a small percentage of the post-transaction company. Accordingly, the business combination will result in significant dilution in the equity interests of the Company's stockholders. In addition, as part of the terms of any business combination, the Company's current officers and directors will be replaced by the officers and directors of the target company.

                                VOTING SECURITIES

      There are 3,750,000 shares of Company Common Stock issued and outstanding at the time of the stockholder action. Each share of Company Common Stock is entitled to one vote on all matters submitted to the holders of Company Common Stock for their approval. The consent of the holders of a majority of the voting power of all classes of the Company's securities entitled to vote was necessary to authorize the Merger described herein. No shares of the Company's preferred stock are issued and outstanding.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The Company has set forth in the following table certain information regarding its common stock beneficially owned as of January 12, 2006 for (i) each shareholder the Company knows to be the beneficial owner of 5% or more of its outstanding common stock, (ii) each of its executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of the Company's knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted. Except as described herein, there are not any pending or anticipated arrangements that may cause a change in control of the Company. At January 12, 2006, 3,750,000 shares of Company Common Stock were issued and outstanding.

                                                       Number of       Percent
                                                         Shares
                                                      Beneficially       of
Name                                                     Owned         Shares
----                                                  ------------     -------
Kevin R. Keating                                        743,000         19.8%
936A Beachland Blvd., Suite 13
Vero Beach, Florida 32963 (1), (2), (3)

Spencer I. Browne                                       565,000         15.1%
c/o 936A Beachland Blvd., Suite 13
Vero Beach, Florida 32963 (1)

Bertrand T. Ungar                                       192,000         5.1%
1362 South Elizabeth
Denver, Colorado 80210 (1), (4)

Garisch Financial, Inc.                                 250,000         6.7%
1753 Park Ridge Pointe
Park Ridge, Illinois 60068 (1)

Keating Reverse Merger Fund, LLC                       2,000,000        53.3%
c/o Timothy J. Keating
5251 DTC Parkway, Suite 1090
Greenwood Village,
Colorado 80111 (1), (5)

All Executive Officers and                              743,000         19.8%
Directors as a group (one person)

(1)   May be deemed a "promoter" as that term is defined in the Securities Act.

(2) Kevin R. Keating is the President, Secretary, Treasurer and sole director of the Company.

(3) Kevin R. Keating is not affiliated with and has no equity interest in Keating Reverse Merger Fund, LLC ("KRM Fund") and disclaims any beneficial interest in the shares of the Company's common stock owned by KRM Fund.

(4) Held in the name of PG Ventures, LLC (153,600 shares) and Carmel Capital, LLC (38,400 shares), both of which entities, to the Company's belief, are owned or controlled by Mr. Ungar.

      (5) KRM Fund is not owned by or affiliated with Kevin R. Keating and disclaims any beneficial interest in the shares of the Company's Common Stock owned by Kevin R. Keating. Timothy J. Keating is the manager of KRM Fund and has voting and disposition power of the shares owned by KRM Fund.

      Each of the Company's shareholders is a promoter and/or affiliate of the Company. As promoters and/or affiliates of the Company, the resale of the Company's shares of common stock owned by each shareholder will be restricted and such shares may only be sold by them and their transferees through a registration under the Securities Act of 1933, as amended ("Securities Act"). Further, resale of such shares by the shareholders or their transferees under Rule 144 would not be available either before or after a business combination with an operating company or other person. The Merger Agreement contains piggy-back registration rights provisions that allow each Company shareholder to include their shares in any registration statement filed for the public offering or resale of its securities in the future, subject to the conditions set forth in the Merger Agreement. See the section entitled "Merger Agreement" below for more information on such registration rights.

      As of the Record Date, there were no outstanding options or warrants to purchase shares of the Company's Common Stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth information concerning the current directors and executive officers of the Company and their ages and positions. Each director holds office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.

     Name                 Age    Position
     ----                 ---    --------

Kevin R. Keating          65     Director, President, Treasurer and Secretary

      Kevin R. Keating is the President, Treasurer, Secretary and a director of the Company. Mr. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation ("Brookstreet"). Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr. Keating is also the manager and sole member of Vero Management, LLC, which has a management agreement with the Company.

Board of Directors' Meetings and Committees

      During the fiscal years ending December 31, 2004 and 2005, the Company's board of directors acted by unanimous consent on several occasions. The entire board participated in each action.

Director Compensation

      Persons who are director-employees are not currently compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future the Company will create a remuneration and reimbursement plan. However, in January 2004, the Company issued 618,000 shares of its restricted common stock to Kevin R. Keating for services rendered by him as a director valued at a total of $30,900, or $0.05 per share.

Audit Committee and Financial Expert

      The Company is not a "listed company" under SEC rules and is therefore not required to have an audit committee comprised of independent directors. The Company does not currently have an audit committee, however, for certain purposes of the rules and regulations of the SEC, the Company's board of directors is deemed to be its audit committee. The Company's board of directors has determined that its members do not include a person who is an "audit committee financial expert" within the meaning of the rules and regulations of the SEC. The board of directors has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. Accordingly, the board of directors believes that each of its members have the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee would have.

      The board of directors functions as the audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Exchange Act requires that directors, executive officers and persons who own more than 10% of the outstanding common stock of certain reporting companies file initial reports of ownership and reports of changes in ownership in such common stock with the Securities and Exchange Commission ("SEC"). Officers, directors and stockholders who own more than 10% of the outstanding common stock of certain reporting companies are required by the SEC to furnish such companies with copies of all Section 16(a) reports they file. The Company is not required to comply with Section 16(a). Accordingly, stock ownership information contained in this Information Statement is based on what is known to the Company.

Code of Ethics

      A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote;

      o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      o Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by an issuer;

      o     Compliance with applicable governmental laws, rules and regulations;

      o The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

      o     Accountability for adherence to the code.

      Due to the limited scope of the Company's current operations, it has not adopted a corporate code of ethics that applies to its principal executive officer, principal accounting officer, or persons performing similar functions.

Conflicts of Interest

      Certain conflicts of interest existed at December 31, 2005 and may continue to exist between the Company and its officers and directors due to the fact that each has other business interests to which they devote their primary attention. Each officer and director may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

      Certain conflicts of interest may exist between the Company and its management, and conflicts may develop in the future. The Company has not established policies or procedures for the resolution of current or potential conflicts of interests between the Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Company, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned, but there may be times when a business combination opportunity is given to another entity to the disadvantage of the Company's shareholders and for which there will be no recourse.

      As a further condition to Closing of the Merger, the Company shall have engaged Keating Securities, LLC ("Keating Securities"), an affiliate of Keating Investments, LLC, the managing member of the Company's controlling stockholder, to act as a financial advisor in connection with the business combination between the Company and AeroGrow for which it will earn an advisory fee of $350,000 upon completion of the Merger. The advisory fee will be paid at the Closing of the Merger. However, in the event the gross proceeds received under the Capital Raise are less than $10,000,000, the advisory fee under the financial advisory agreement shall be zero.

Nominating and Compensation Committees

      The Company is not a "listed company" under SEC rules and is therefore not required to have a compensation committee or a nominating committee. The Company does not currently have a compensation committee. The Company's board of directors is currently comprised of only one member, Kevin R. Keating, who is also the Company's sole officer acting as President, Secretary and Treasurer. The Company has no employees, and any compensation for directors and officers must be approved by the board of directors.

      The Company neither has a nominating committee for persons to be proposed as directors for election to the board of directors nor a formal method of communicating nominees from shareholders. The Company does not have any restrictions on shareholder nominations under its certificate of incorporation or bylaws. The only restrictions are those applicable generally under Delaware General Corporate Law and the federal proxy rules. Currently, the entire board of directors decides on nominees, on the recommendation of one or more members of the board of directors. None of the members of the board of directors are "independent." The board of directors will consider suggestions from individual shareholders, subject to evaluation of the person's merits. Stockholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the Company's board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

      Because the management and directors of the Company are the same persons, the board of directors has determined not to adopt a formal methodology for communications from shareholders on the belief that any communication would be brought to the boards' attention by virtue of the co-extensive capacities served by Kevin R. Keating.

Executive Compensation

      The following Executive Compensation Chart highlights the compensation for our executive officers. No other executive officers received salary and bonus in excess of $100,000 for the prior three fiscal years.

                                                                                 Long Term Compensation
                                                                         ----------------------------------------
                                                                                   Awards              Payouts
                                          Annual Compensation
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Securities
         Name                                               Other         Restricted    Underlying
         and                                                Annual          Stock        Options/        LTIP        All Other
      Principal                              Bonus       Compensation      Award(s)    SARs (#) (2)   Payouts       Compensation
       Position          Year   Salary ($)     ($)           ($)             ($)                         ($)            ($)
-----------------------------------------------------------------------------------------------------------------------------------
Kevin R. Keating         2005       $0          $0            $0             N/A            N/A          N/A            N/A
(Pres., Secr., and       2004       $0          $0            $0             N/A            N/A          N/A          $30,900
Treas.) (1)              2003       $0          $0            $0             N/A            N/A          N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------

(1) On January 7, 2004, the Company issued Mr. Keating 618,000 shares of its common stock in consideration for services rendered by him, valued at $30,900.

      There was no compensation paid to Kevin R. Keating during 2005 in his capacity as an officer or director of the Company. There were no option grants to Kevin R. Keating during the fiscal year ended December 31, 2005, and no options were exercised by Kevin R. Keating during the fiscal year ended December 31, 2005.

      The Company did not pay any compensation to any director in 2003, 2004 and 2005.

Stock Option Grants

      No stock options were granted to any of the Company's officers or directors during 2003, 2004 and 2005. The Company has not established a stock equity or option plan for employees, officers or directors.

Outstanding Stock Options

      None.

Certain Relationships and Related Party Transactions

      During 2002, the Company borrowed a total of $8,500 from Kevin R. Keating, its president. The amount loaned plus interest at 6% is due and payable upon the completion of a business combination involving the Company and an operating business. For the years ended December 31, 2004 and 2003, interest on these loans of $510 per year is included in operations. The outstanding balance of this loan, including accrued interest, is $10,163 as of September 30, 2005. In connection with the Merger, this loan will be paid or satisfied in full by the Company.

      In April 2003, the Company issued 125,000 shares of its restricted common stock to Kevin R. Keating for a purchase price of $6,250, or $0.05 per share. The Company also issued 25,000 shares of its restricted common stock to a third party in April 2003 for a purchase price of $1,250, or $0.05 per share, which shares were subsequently transferred to Spencer I. Browne in a private sale transaction.

      In April 2003 and August 2003, Timothy Keating paid invoices on behalf of the Company for an aggregate total of $1,861. Timothy Keating is the managing member of Keating Investments, LLC. In connection with the Merger, this loan will be paid or satisfied in full by the Company.

      In January 2004, the Company issued 1,500,000 shares of its restricted common stock to KRM Fund at a purchase price of $0.05 per share, for an aggregate purchase price of $75,000. These funds provided working capital to the Company for operating expenses necessary to establish and maintain the Company's status as a reporting company under the Exchange Act.

      In January 2004, the Company issued an aggregate of 1,350,000 shares of its restricted common stock to Kevin R. Keating (618,000 shares), Spencer I. Browne (540,000 shares) and Bertrand T. Ungar (192,000 shares) for services by these individuals valued at a total of $67,500, or $0.05 per share. In connection with these issuances, Messrs. Kevin R. Keating, Spencer I. Browne and Bertrand T. Ungar granted KRM Fund an option to acquire an aggregate of 1,000,000 shares, owned by them, until January 30, 2005 at a aggregate purchase price of $125,000. This option expired unexercised.

      In June 2004, the Company entered into a contract with Vero Management, LLC ("Vero") for managerial and administrative services. Vero has not been engaged to provide, and Vero does not render, legal, accounting, auditing, investment banking or capital formation services. Vero is owned and managed by Kevin R. Keating, the Company sole officer and director. The Company pays Vero $1,000 per month for services provided to it. This agreement with Vero will be terminated as part of the Merger.

      In October 2004, the Company issued 1,500,000 shares of its restricted common stock KRM Fund at a purchase price of $0.05 per share, for an aggregate purchase price of $75,000. These funds provided working capital to the Company for operating expenses to maintain its status as a reporting company under the Exchange Act.

      In October 2004, the Company also issued 250,000 shares of its restricted common stock to Garisch Financial, Inc. ("GFI") for financial consulting services rendered to the Company with a fair value of $12,500, or $0.05 per share.

      These above referenced issuances of the Company's common stock were made in reliance upon an exemption from registration under Section 4(2) of the Securities Act. As such, these shares of common stock are restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom. The Company has granted "piggyback" registration rights to each holder with respect to the above shares.

      Kevin R. Keating, is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund, which is the majority stockholder of the Company. Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer, who has entered into a financial advisory agreement with the Company.

      Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of the Company's common stock owned by KRM Fund. Similarly, Keating Investments, LLC, KRM Fund and Keating Securities, LLC disclaim any beneficial interest in the shares of the Company's common stock currently owned by Kevin R. Keating.

      Other than the above transactions or otherwise set forth in this Information Statement or in any reports filed by the Company with the SEC, the Company has not entered into any material transactions with any director, executive officer, and nominee for director, beneficial owner of five percent or more of the Company's common stock, or family members of such persons. The Company is not a subsidiary of any company.

                                MERGER AGREEMENT

      The Company and AeroGrow entered into a certain Agreement and Plan of Merger (the "Merger Agreement") on January 12, 2006 by which the Company will merge with and into AeroGrow, with AeroGrow being the surviving corporation. The Company will cease to exist after the merger. The Certificate of Incorporation and By-Laws of AeroGrow will be those of the surviving company, and the surviving company will be governed by the corporate law of the State of Nevada. The Merger Agreement is attached as Appendix A to this Information Statement. We encourage you to read the Merger Agreement. It is the legal document that governs the Merger and the other transactions contemplated by the Merger Agreement. It is also described in detail elsewhere in this Information Statement. The discussion of the Merger Agreement set forth herein is qualified in its entirety by reference to Appendix A.

      The Company is currently a Section 12(g) reporting company under the Exchange Act and is current in all of its reporting requirements under the Exchange Act. The Company is also a shell company with nominal assets and operations. The Company's sole business plan has been to seek, investigate and, if such investigation warrants, enter into a business combination with a target operating company that primarily desires to seek the perceived advantages of a U.S. reporting company under the Exchange Act.

      The purpose of the Merger is to allow AeroGrow to be a "successor issuer" to the Company within the meaning of Rule 12(g)-3 under the Exchange Act. As a "successor issuer" AeroGrow will become a Section 12(g) reporting company under the Exchange Act and will assume the reporting obligations of the Company. As a result, the shares of common stock of AeroGrow shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of common stock. Pursuant to the requirements of Rule 12(g)-3 under the Exchange Act, immediately following the Effective Time of the merger, AeroGrow will prepare and file a current report on Form 8-K disclosing the completion of the Merger and the creation of AeroGrow as the "successor issuer."

      Following the Merger, AeroGrow intends to cooperate with the filing of a Form 211 by an NASD member and use its commercially reasonable efforts to have its shares of common stock ("AeroGrow Common Stock") commence quotation of the NASD Over-the-Counter Bulletin Board ("OTC BB"). However, there can be no assurance that the shares of AeroGrow Common Stock will become quoted on the OTC BB. Furthermore, even if the shares of AeroGrow Common Stock are quoted on the OTC BB, there can be no assurance that an active trading market will develop for such shares.

      In connection with the Merger, each of the Company's 3,750,000 shares of outstanding common stock ("Company Common Stock") will be converted into the right to receive 0.151813 share of AeroGrow Common Stock ("Exchange Ratio"), subject to adjustment as set forth below. The Exchange Ratio is based on: (i) the number of shares of AeroGrow Common Stock outstanding on a fully diluted basis including the Conversion Warrants (as defined herein) and shares and options to be issued under the Equity Commitments, as of December 30, 2005 ("Fully Diluted Common Stock"), and (ii) the issuance by AeroGrow of shares of AeroGrow Common Stock with attached common stock warrants for aggregate gross proceeds of $10,000,000 in connection with the Capital Raise.

      The Exchange Ratio will be reduced in the event the gross proceeds from the Capital Raise (defined below) are less than $10,000,000. In the event the gross proceeds from the Capital Raise equal the minimum amount of $5,000,000, the Exchange Ratio will be reduced to 0.067123 share of AeroGrow Common Stock per share of Company Common Stock, which shall be the minimum exchange ratio ("Minimum Exchange Ratio"). In the event the gross proceeds from the Capital Raise are greater than $10,000,000, the Exchange Ratio will be remain at
0.151813 share of AeroGrow Common Stock per share of Company Common Stock, which shall be the maximum exchange ratio ("Maximum Exchange Ratio"). In the event the gross proceeds from the Capital Raise are between $5,000,001 and $9,999,999, the Exchange Ratio will be proportionately adjusted between the Minimum Exchange Ratio based on gross proceeds of $5,000,000 and the Maximum Exchange Ratio based on gross proceeds of $10,000,000.

      The Exchange Ratio shall also be adjusted to take into account any increase or decrease in the number of shares of AeroGrow's Fully Diluted Common Stock occurring on or after December 30, 2005 and prior to the Effective Time. For purposes of this Information Statement, it is assumed that there will be no change in the number of shares of AeroGrow's Fully Diluted Common Stock and, as a result, there will be no adjustment to the Exchange Ratio solely as a result of the forgoing sentence.

      The consummation of the Merger is contingent on a minimum of $5,000,000 being subscribed for, and funded into escrow, for the purchase of the Investor Securities of AeroGrow in a private placement offering exempt from registration under the Securities Act of 1933, as amended ("Securities Act") pursuant to Regulation D and Regulation S promulgated thereunder, under terms and conditions to be approved by AeroGrow's board of directors ("Capital Raise"). The Capital Raise will not be commenced by AeroGrow until February 6, 2006 and will be a "best efforts" $5,000,000 minimum, $12,000,000 maximum offering. The closing of the Capital Raise will be contingent on the closing of the Merger, and the closing of the Merger will be contingent on the closing of the Capital Raise.

      Assuming no Company stockholder elects dissenters' rights and further assuming gross proceeds from the Capital Raise of $10,000,000, the Company stockholders in the aggregate will be issued, at the Closing of the Merger, 569,298 shares of AeroGrow Common Stock in exchange for all the outstanding shares of Company Common Stock. In such case, immediately following the Merger, AeroGrow will have approximately 7,578,242 shares of its common stock outstanding, and the Company's stockholders will own approximately 7.5% of the issued and outstanding shares of AeroGrow's common stock.

      In the event gross proceeds from the Capital Raise total $5,000,000 and assuming no Company stockholder elects dissenters' rights, the Company stockholders in the aggregate will be issued, at the Closing of the Merger, 251,710 shares of AeroGrow Common Stock in exchange for all the outstanding shares of Company Common Stock. In such case, immediately following the Merger, AeroGrow will have approximately 6,260,654 shares of its common stock outstanding, and the Company's stockholders will own approximately 4.0% of the issued and outstanding shares of AeroGrow's common stock.

      Each share of AeroGrow Common Stock issued to the Company's stockholders in connection with the Merger will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act of 1933, as amended ("Securities Act") or an available exemption therefrom. The Merger Agreement, however, contains piggy-back registration rights provisions that allow each Company shareholder to include their shares in any registration statement filed for the public offering or resale of its securities in the future, subject to the conditions set forth in the Merger Agreement. As part of the Capital Raise, AeroGrow has agreed to register for resale the Investor Shares issued in the Capital Raise (together with the shares of AeroGrow Common Stock underlying the Investor Warrants) on a registration statement to be filed with the SEC. In the event such registration statement is filed, the shares of AeroGrow Common Stock issued to the Company's stockholders in connection with the Merger will be included on such registration statement. There can be no assurance that the shares of AeroGrow Common Stock received by the Company's stockholders in connection with the Merger will become registered under the Securities Act.

      Upon consummation of the Merger, AeroGrow will be the surviving corporation, and the Company will cease to exist. The statutory merger will be accomplished pursuant to the Merger Agreement and the applicable provisions of the Delaware General Corporation Law ("DGCL") and the Nevada General Corporation Law ("NGCL").

History of the Merger Transaction

      AeroGrow evaluates strategic opportunities and business scenarios as a part of its ongoing evaluation of the market and opportunities to commercialize its technology. In addition, for a number of years AeroGrow has been seeking to obtain funding to finance the continued research and development and commercialization of its technology. In furtherance of these objectives, in April 2005, an investment banking firm, Keating Securities, LLC ("Keating Securities"), responded to a request for an investment banking proposal from Michael Bissonnette, AeroGrow's CEO. Timothy Keating and Jeff Andrews, both of Keating Securities, responded to this request and met with Michael Bissonnette to discuss AeroGrow's investment banking requirements. At this time discussions commenced regarding a potential transaction whereby AeroGrow undertake a registered public offering of its securities and Keating Securities would act as AeroGrow's lead underwriter.

      In May 2005, AeroGrow determined that it would prefer to raise capital in a private placement offering of convertible notes with attached warrants and, after completion of such offering, pursue a registered public offering. Keating Securities was engaged by AeroGrow to act as the exclusive placement agent in connection with the offering of the Convertible Notes, which raised $3,000,000 and was closed in September 2005. In November 2005, AeroGrow filed a registration statement for a public offering of its common stock, which registration statement included the shares of AeroGrow's common stock underlying the Convertible Notes and attached warrants. AeroGrow had selected Keating Securities to act as the lead underwriter in the public offering.

      On January 4, 2006, AeroGrow decided to withdraw the registration statement to pursue the Merger and related Capital Raise. AeroGrow does not intend to commence the Capital Raise until February 6, 2006. AeroGrow and the Company entered into a letter of intent on January 4, 2006 and the Merger Agreement on January 11, 2006.

      Keating Investments, LLC is the managing member of KRM Fund, which is the majority stockholder of the Company. Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer, who has entered into a financial advisory agreement with the Company for advisory services rendered to the Company in connection with the Merger.

Adoption of the Merger

      The board of directors of the Company has approved the Merger Agreement and the Merger and recommends that its stockholders approve it. The affirmative vote of the holders of a majority of the shares outstanding of common stock of the Company is required for approval of the Merger. On January 12, 2006, four stockholders who, in the aggregate, are the record owners of 3,558,000 shares of the Company's common stock, representing approximately 94.9% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Merger. Accordingly, the Merger has been approved by holders representing approximately 94.9% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the Merger. You are hereby being provided with notice of the approval of the Merger by less than unanimous written consent of the stockholders of the Company. However, under federal law, the Merger will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.

      The board of directors of AeroGrow has approved the Merger Agreement and the Merger, and the stockholders of AeroGrow are not required to approve the Merger Agreement and the Merger under Nevada General Corporation Law ("NGCL").

Closing; Effective Time

      The closing of the Merger will take place as soon as practicable (but in no event later than two business days) after all conditions to the Merger under the terms of the Merger Agreement have been satisfied or waived. Upon the satisfaction or waiver of such conditions, a Certificate of Merger will be filed with the Secretary of State of Delaware under the DGCL and Articles of Merger with the Secretary of State of Nevada under the NGCL ("Effective Time"). Upon the filing of these documents, the Company will cease its corporate existence in the State of Delaware.

Plan of Merger

      Each outstanding share of Company Common Stock, immediately prior to the Effective Time, will be canceled and will be deemed automatically converted into
0.151813 share of AeroGrow Common Stock, subject to the rights of dissenting stockholders under DGCL. The exchange ratio is subject to adjustment as described above. See "Dissenter' Rights," below for a discussion of the rights of dissenting stockholders under DGCL.

      The shares of AeroGrow Common Stock will not be quoted on the OTC BB immediately following the Merger. However, following the Merger, AeroGrow intends to cooperate with the filing of a Form 211 by an NASD member and use its commercially reasonable efforts to have its shares of common stock ("AeroGrow Common Stock"), including the shares of AeroGrow Common Stock to be received by the Company's stockholders in connection with the Merger, commence quotation of the NASD Over-the-Counter Bulletin Board ("OTC BB"). However, there can be no assurance that the shares of AeroGrow Common Stock will become quoted on the OTC BB. Furthermore, even if the shares of AeroGrow Common Stock are quoted on the OTC BB, there can be no assurance that an active trading market will develop for such shares.

Exchange of Certificates

      DO NOT DESTROY YOUR CURRENT STOCK CERTIFICATES IN THE NAME OF WENTWORTH I, INC. The issued and outstanding stock certificates of the Company will represent the rights that the Company's stockholders will have in AeroGrow. The Company's stockholders should submit their stock certificates to AeroGrow's exchange agent ("Exchange Agent"), Corporate Stock Transfer Company, 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, telephone (303) 282-4800, for new certificates of AeroGrow, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

      If you have lost your certificate, you can contact the Company's transfer agent, Corporate Stock Transfer Company, 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, telephone (303) 282-4800 to have a new certificate issued. You may be requested to post a bond or other security to reimburse us for any damages or costs if the lost certificate is later delivered for sale or transfer.

      Within three business days after the Effective Time, AeroGrow will have the Exchange Agent, mail to each holder of record (as of the Effective Time) of the Company Common Stock: (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the shares of Company Common Stock shall pass, only upon delivery of the certificates representing such shares ("Certificates") to the Exchange Agent and shall contain such other customary provisions as AeroGrow may reasonably specify), (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of AeroGrow Common Stock, and (iii) an investment representation letter containing such warranties, representations and agreements by holder as set forth in Merger Agreement. A form of the Investment Representation letter is attached hereto as Appendix B.

      Upon surrender of Certificates for cancellation to the Exchange Agent, together with such letter of transmittal and investment representation letter, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor certificates representing the number of shares of AeroGrow Common Stock into which their shares of Company Common Stock were converted into the right to receive at the Effective Time, and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, to evidence only the right to receive the applicable number of shares of AeroGrow Common Stock issuable pursuant to the Merger.

      If a Company stockholder fails to submit the Certificates for cancellation to the Exchange Agent, together with such letter of transmittal and investment representation letter, duly completed and validly executed in accordance with the instructions thereto and within 30 days following the Closing of the Merger, such holder will not be entitled to registration rights for his shares of AeroGrow Common Stock.

Directors and Executive Officers

      The directors of AeroGrow shall continue to be the directors of AeroGrow immediately prior the Effective Time, until their respective successors are duly elected or appointed and qualified as provided in the Merger Agreement. The officers of AeroGrow shall continue to be the officers of AeroGrow immediately prior to the Effective Time.

      Upon the Effective Time, the board of directors of AeroGrow will be set at five members and the four AeroGrow directors now serving will continue to serve after the Merger.

      The biographies of each person who will be a member of AeroGrow's board of directors after the Merger and each executive officer of AeroGrow after the Merger are set forth under the section entitled "Management of AeroGrow" below.

      For a period of two years following the Effective Time, AeroGrow hereby grants KRM Fund the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting or participate in telephone meetings of AeroGrow's board of directors and receive all documents and written materials provided to directors. Such representative shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings, including, but not limited to, food, lodging and transportation.

      Following the Merger, the business activities of both the Company and AeroGrow will be under the management and supervision of AeroGrow's board of directors, and the existing management of the Company will have no involvement in the business and affairs of the Company or AeroGrow.

      Following the Merger, AeroGrow's principal executive offices will be located at 900 28th Street, Suite 201, Boulder, Colorado 80303, and its telephone number is (303) 444-7755.

Terms and Conditions to the Merger

      The Merger Agreement contains representations and warranties of the Company and AeroGrow relating to, among other things, (a) proper corporate organization and similar corporate matters, (b) the capital structure of each company, (c) the authorization, performance and enforceability of the Merger Agreement, (d) compliance with governmental and other authorizations and obtaining all consents required to consummate the Merger, (e) holding of leases and ownership of other properties, including intellectual property, (f) liabilities and absence of undisclosed liabilities, (g) material encumbrances,
(h) claims and litigation, (i) compliance with applicable laws, (j) contracts,
(k) insurance coverage and claims, (l) employee matters, (m) corporate records,
(o) absence of material changes, (p) financial condition and prospects, (q) taxes and (r) compliance with applicable provisions of the securities laws, including past and transaction-related filings.

      The Company and AeroGrow have agreed to continue to operate their business in the ordinary course prior to the Merger.

      Under the Merger Agreement, the Company and AeroGrow have agreed to do certain things, some of which are conditions to the Merger. Each company is obligated to (a) obtain all necessary approvals, which includes approval by the stockholders of the Company, for the Merger, (b) give the other access to the records and personnel to complete due diligence review, (c) proceed expeditiously to undertake all actions so as to be able to consummate the Merger, (d) AeroGrow must deliver audited financial statements including a balance sheet as of December 31, 2004 and 2005 and statements of operations, stockholders' equity and cash flows for the years then ended, pro forma financial statements, and Form 10 information on AeroGrow, all of which then will be included in the required Form 8-K relating to the consummation of the transactions under the Merger Agreement to be filed at closing, and (e) neither party will solicit or initiate proposals from, provide information to or hold discussions with any party concerning any sale of assets or any material portion of any capital stock or any merger, consolidation, business combination, liquidation or similar transaction, subject to the fiduciary obligations of directors generally.

      In addition to the foregoing conditions, the Merger is conditioned upon
(i) preparation, filing and mailing of a definitive 14C Information Statement by the Company, (ii) the approval by the Company's stockholders of the Merger Agreement and the transactions contemplated under the Merger Agreement, (iii) dissenters not exercising their appraisal rights in excess of 200,000 shares,
(iv) AeroGrow being deemed a "successor issuer" under the Exchange Act, (v) execution and delivery of employment agreements with AeroGrow by Michael Bissonnette and certain other AeroGrow management members, (vi) the approval of an equity compensation plan by AeroGrow's stockholders, (vii) a minimum of $5,000,000 being subscribed for, and funded into escrow, by Investors for the purchase of Investor Shares with attached Investor Warrants under the Capital Raise, and (viii) the amendment of the terms and conditions of the Convertible Notes on a basis mutually acceptable to the Company and AeroGrow.

      As a condition of the closing of the Merger Agreement, Keating Reverse Merger Fund, LLC ("KRM Fund"), the current majority stockholder of the Company, will enter into a lock up agreement under which it will be prohibited from transferring its shares of AeroGrow Common Stock for a mutually agreed time period. Further, as a condition of the closing of the Merger Agreement, the existing holders of: (i) AeroGrow outstanding common stock (ii) the Warrants, and (iii) the Stock Options, representing in the aggregate not less than a certain percentage of the outstanding shares of Common Stock (excluding those shares held by investors in AeroGrow's Colorado intrastate offering) as determined by the Company and AeroGrow, will each enter into a lock up agreement under which they will be prohibited from transferring its shares of AeroGrow Common Stock for a mutually agreed time period. The investors in AeroGrow's Colorado intrastate offering holding approximately 544,228 shares of AreoGrow Common Stock, the holders of the Convertible Notes, Debt Warrants and Conversion Warrants (when and if issued) and the holders of the Agent Warrants are not subject to any lock up restrictions.

      Assuming all of the conditions have been satisfied, the Company intends to file a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Secretary of State of the State of Nevada promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

Financial Advisory Agreement

      As a further condition to Closing, the Company shall have engaged Keating Securities, LLC ("Keating Securities"), an affiliate of Keating Investments, LLC, the managing member of the Company's controlling stockholder, to act as a financial advisor in connection with the business combination between the Company and AeroGrow for which it will earn an advisory fee of $350,000 upon completion of the Merger. The advisory fee will be paid at the Closing of the Merger. However, in the event the gross proceeds received under the Capital Raise are less than $10,000,000, the advisory fee under the financial advisory agreement shall be zero.

Post-Closing Covenants

      After the closing of the Merger, AeroGrow has agreed that, unless it has the consent of KRM Fund, it will not issue any securities for one year to its officers and directors or 10% or greater stockholders, consultants, service providers or other parties, except for issuances with respect to outstanding options, warrants and convertible securities and pursuant to existing obligations, grants pursuant to stock option and similar plans approved by the board and stockholders, capital raising requirements approved by the board, or third party, arms-length transactions. AeroGrow will be obligated to: (i) remain a 12(g) reporting company and comply with the reporting requirements under the Securities Exchange Act of 1934, as amended ("Exchange Act"), (ii) within forty-five days following the Closing, AeroGrow's board of directors shall satisfy the independence, audit and compensation committee and other corporate governance requirements under the Sarbanes-Oxley Act of 2002 (the "SOX Act"), the rules and regulations promulgated by the SEC, and the requirements of either NASDAQ or American Stock Exchange ("AMEX") as selected by AeroGrow, whether or not AeroGrow's Common Stock is listed or quoted, or qualifies for listing or quotation, on NASDAQ or AMEX, (iii) use its commercially reasonable efforts to obtain and maintain a quotation of its shares of AeroGrow Common Stock on the NASD Over-the-Counter Bulletin Board ("OTC BB"), and (iv) within 30 days after Closing , procure key man life insurance on certain of AeroGrow's officers.

Termination

      The Merger Agreement may be terminated as follows: (i) by mutual consent,
(ii) by either party if the reverse merger is not consummated by March 1, 2006,
(iii) by either party if the Merger is prohibited by issuance of an order, decree or ruling, or (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement. In the event of termination, both parties are responsible for their expenses.

Post-Merger Capitalization

      The following table sets forth the proposed capitalization of AeroGrow after giving effect to the Merger and assuming gross proceeds of $10,000,000 from the Capital Raise, on a pro forma basis as of December 30, 2005, reflecting
(i) the executive officers and directors of AeroGrow immediately after the Merger, (ii) each shareholder AeroGrow knows to be the beneficial owner of 5% or more of its outstanding common stock, and (iii) each of stockholder of the Company prior to the Merger. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of the Company's knowledge, all persons named have sole voting and investment power with respect to such shares of AeroGrow Common Stock, except as otherwise noted. Except as described herein, to the Company's knowledge, there are not any pending or anticipated arrangements that may cause a change in control of AeroGrow. On December 30, 2005, on a pro forma basis, there were 5,008,944 shares of AeroGrow's common stock issued and outstanding prior to the Merger held by approximately 447 stockholders of record and approximately 7,578,242 shares of AeroGrow's common stock issued and outstanding after the Merger and after giving effect to the Capital Raise for which $10,000,000 of gross proceeds are assumed raised.

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Amount of                                Amount of
                                                     Beneficial          Percent of           Beneficial          Percent of
                                                     Ownership            Beneficial          Ownership           Beneficial
          Name of Beneficial Owner (1)              (Pre-Merger)          Ownership         (Post-Merger)          Ownership
-----------------------------------------------------------------------------------------------------------------------------------
W. Michael Bissonnette                                981,197               19.6%              981,197               12.9%
900 28th Street, Suite 201
Boulder, CO 80303
-----------------------------------------------------------------------------------------------------------------------------------
Jerry L. Gutterman                                    122,483               2.4%               122,483               1.6%
440 Camphor Place
Santa Barbara, CA 93108 (2)
-----------------------------------------------------------------------------------------------------------------------------------
Richard A. Kranitz                                     53,079               1.1%                53,079                 *
1238 Twelfth Avenue
Grafton, WI 53024 (3)
-----------------------------------------------------------------------------------------------------------------------------------
Randy Seffren                                          45,800                 *                 45,800                 *
900 28th Street, Suite 201
Boulder, CO 80303
-----------------------------------------------------------------------------------------------------------------------------------
Wayne Harding                                         137,173               2.7%               137,173               1.8%
5206 South Hanover Way
Englewood, CO 80111 (4)
-----------------------------------------------------------------------------------------------------------------------------------
All AeroGrow Executive Officers and Directors        1,339,732              26.3%             1,339,732              17.5%
as a Group (5 Persons) (5)
-----------------------------------------------------------------------------------------------------------------------------------
Spencer I. Browne                                        0                    *                 85,774               1.1%
c/o 936A Beachland Blvd., Suite 13
Vero Beach, Florida 32963
-----------------------------------------------------------------------------------------------------------------------------------
Bertrand T. Ungar                                        0                    *                 29,148                 *
1362 South Elizabeth
Denver, Colorado 80210 (7)
-----------------------------------------------------------------------------------------------------------------------------------
Garisch Financial, Inc.                                  0                    *                 37,953                 *
1753 Park Ridge Pointe
Park Ridge, Illinois 60068
-----------------------------------------------------------------------------------------------------------------------------------
Kevin R. Keating                                         0                    *                112,797               1.5%
936A Beachland Boulevard, Suite 13
Vero Beach, Florida 32963 (6)
-----------------------------------------------------------------------------------------------------------------------------------
Keating Reverse Merger Fund, LLC                         0                    *                303,626               4.0%
C/O Timothy J. Keating
5251 DTC Parkway, Suite 1090
Greenwood Village, Colorado 80111 (8)
-----------------------------------------------------------------------------------------------------------------------------------
All Wentworth Executive Officers and Directors           0                    *                112,797               1.5%
as a Group (1 person)
-----------------------------------------------------------------------------------------------------------------------------------

*     Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC"), which include holding voting and investment power with respect to the securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person, but are not deemed outstanding for computing the percentage for any other person.

(2) Includes options to purchase 69,429 shares of AeroGrow's common stock at an exercise price of $1.25 per share.

(3) Includes 46,546 shares owned by Cedar Creek Ventures, LLC, of which Mr. Kranitz is a 50% owner and managing member.

(4) Includes options to purchase 3,910 shares of AeroGrow's common stock at an exercise price of $2.50 per share, warrants to purchase 5,000 shares of AeroGrow's common stock at an exercise price of $2.50 per share and warrants to purchase 5,000 shares of AeroGrow's common stock at an exercise price of $5.00 per share.

(5)   Includes options and warrants to acquire 78,339 shares of common stock.

(6) Kevin R. Keating is the current President, Secretary, Treasurer and director of the Company. Kevin R. Keating is not affiliated with and has no equity interest in Keating Reverse Merger Fund, LLC ("KRM Fund") and disclaims any beneficial interest in the shares of the Company's common stock owned by KRM Fund.

(7) Held in the name of PG Ventures, LLC and Carmel Capital, LLC, both of which entities, to the Company's belief, are owned or controlled by Mr. Ungar.

(8) KRM Fund is not owned by or affiliated with Kevin R. Keating and disclaims any beneficial interest in the shares of the Company's common stock owned by Kevin R. Keating. Timothy J. Keating is the manager of KRM Fund and has voting and disposition power of the shares owned by KRM Fund.

Appraisal Rights

      Under Delaware General Corporation Law ("DGCL"), the Company's stockholders will have appraisal rights. Any holder of shares of the Company's common stock who does not vote in favor of the Merger Agreement and the Merger will have the right to dissent from the merger transaction and to seek an appraisal of and to be paid the fair value (exclusive of any element of value arising from the accomplishment or expectation of the Merger) for his shares of the Company's common stock, determined by a court and paid to the stockholder in cash, together with a fair rate of interest, if any, provided that the stockholder fully complies with the provisions of Section 262 of the DGCL. A copy of the relevant provisions of the DGCL with respect to appraisal rights is attached as Appendix C.

      Dissenting stockholders must mail or deliver a written demand for appraisal, before the date on the written consent of the majority of the Company's stockholder have approving the Merger Agreement and the Merger becomes effective (which is the date 20 days after the Company's filing of the definitive Information Statement with the SEC and the mailing of the same to the Company's stockholders). The demand must be separate from any written consent or vote against approval of the Merger Agreement and the Merger. Voting against approval of the Merger Agreement and the Merger or failing to vote will not constitute a demand for appraisal. A demand for appraisal must be sent to the Company or AeroGrow at 936A Beachland Blvd., Suite 13, Vero Beach, Florida 32963. The demand will only be effective if it reasonably informs the Company or AeroGrow of the identity of the stockholder and the stockholder demands appraisal of his shares. Therefore, the notice should state the name of the stockholder, his address, and the number of shares owned and make an affirmative and specific demand for appraisal.

      Dissenting stockholders must not approve the Merger Agreement or the Merger. If a person votes in favor of the Merger Agreement and the Merger, their right to appraisal will terminate, regardless of a prior written demand for appraisal. A vote against the Merger Agreement and the Merger is not required.

      Dissenting stockholders must continuously hold their shares of the Company's common stock from the date of demand for appraisal through the closing of the Merger. Within 120 days after the effective date of the Merger, either the Company or AeroGrow or any stockholder who has complied with Delaware law, may file a petition in the Delaware Court of Chancery demanding that the court determine the fair market value of the shares of the Company's common stock held by all the stockholders who are entitled to appraisal rights. The Company and AeroGrow do not intend to file this petition. Because neither the Company nor AeroGrow has an obligation to file this petition, if no dissenting stockholder files this petition within 120 days after the closing of the Merger, dissenting stockholders may lose their rights of appraisal. The cost of the proceeding may be assessed by the court against the Company or the stockholders seeking appraisal.

      Dissenting stockholders who no longer wish to exercise appraisal rights must withdraw the holders demand for appraisal within 60 days after the effective date of the Merger.

      The Company and AeroGrow agreed in the Merger Agreement that if at the time of the consummation of the Merger more than 200,000 shares are subject to demand for appraisal because of the exercise of dissenters' rights by the Company's stockholders, then the Merger may be terminated by AeroGrow or the Company. In the event a Company stockholder exercises his appraisal rights and the court awards such dissenter the appraised value of his Company shares to be paid in cash, the Company and AeroGrow may be required to use their funds to satisfy this cash obligation.

Accounting Treatment; Tax Consequences

      The Merger, for accounting and financial reporting purposes, will be accounted as an acquisition of the Company by AeroGrow. As such, AeroGrow will be the legal and accounting acquirer in the Merger, and the historical financial statements of AeroGrow will be the financial statements for AeroGrow following the Merger.

      In general, the Company stockholders who exchange their shares of Company common stock for shares of AeroGrow Common Stock will not recognize any gain or loss on the exchange for United States federal income tax purposes. The tax consequences of the Merger, however, will depend on the particular circumstances of each Company stockholder, and each Company stockholder should consult with his own tax and financial advisors on such tax consequences.

      The Merger has been structured to qualify as a reorganization under
Section 368(a) of the Code for federal income tax purposes. The parties have not and do not intend to request an opinion of counsel. However, the Company believes the merger will so qualify and that, for federal income tax purposes, no gain or loss will be recognized by the Company's stockholders who receive AeroGrow Common Stock for their Company Common Stock in connection with the Merger. The adjusted tax basis of each whole share of AeroGrow Common Stock received by a Company stockholder as a result of the Merger will be the same as the stockholder's aggregate adjusted tax basis in the shares of his Company Common Stock. A stockholder who holds Company Common Stock will include in his holding period for AeroGrow Common Stock that he receives his holding period for the Company Common Stock.

      State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

                                AEROGROW BUSINESS

Overview

      AeroGrow was formed as a Nevada corporation on March 25, 2002. AeroGrow's principal business is researching, developing and marketing advanced indoor aeroponic garden systems designed and priced to appeal to the gardening, cooking and small kitchen appliance, healthy eating and home and office decor markets worldwide. Since formation, AeroGrow's principal activities have consisted of product research and development resulting in the filing of 12 patent applications, the development of two proprietary growing systems and 6 proprietary seed kits, research into the markets for AeroGrow's products and the best channels through which to sell them, business planning and raising the capital necessary to fund these activities.

      AeroGrow's principal products are "kitchen garden" indoor growing systems and proprietary seed kits that will allow consumers, with or without gardening experience, to easily grow cherry tomatoes, cilantro, chives, basil, dill, oregano, mint, flowers, chili peppers and lettuce throughout the year. AeroGrow's kitchen garden systems are designed to be simple, consistently successful and affordable. AeroGrow believes that its focus on the design and features of its kitchen garden systems will make them the first of their kind on the consumer market.

      AeroGrow has filed twelve patent applications in the United States and one international patent application to protect its core inventions. These include aeroponic technological advances described below as well as product, nutrient and seed pod inventions designed to enhance plant growth. Many of AeroGrow's patent-pending companion technologies are based on its innovations in the fields of biology, plant physiology, chemistry and adaptive learning computer science. In addition, AeroGrow has developed certain trade secrets which simplify, combine and integrate its core technologies into its indoor kitchen garden systems.

      AeroGrow believes that its inventions and combined technologies will allow almost anyone, from consumers who have no gardening experience to professional gardeners, to produce year-round harvests of cherry tomatoes, cilantro, chives, basil, dill, oregano, mint, flowers, chili peppers and lettuce provided in its seed kits regardless of season, weather or lack of natural light. AeroGrow believes that its kitchen garden systems' unique and attractive designs make them appropriate for use in almost any location including kitchens, bathrooms, living areas and offices.

      AeroGrow's basic kitchen garden system and its deluxe kitchen garden system are projected to retail at prices ranging from $99 to $149 based on the channel of distribution in which they are sold and the specific product features provided. AeroGrow currently expects to market its deluxe kitchen garden system in the United States immediately following completion of the Merger and the Capital Raise.


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

Hydroponic Industry - Background and Opportunity

      Hydroponics is the science of growing plants in water instead of soil. Used commercially worldwide, hydroponics is considered an advanced and often preferred crop production method. Hydroponics is typically used inside greenhouses to give growers the ability to better regulate and control nutrient delivery, light, air, water, humidity, pests and temperature. Hydroponic growers benefit by producing crops faster and enjoying higher crop yields per acre than traditional soil-based growers.

      Aeroponics is derived from hydroponics and occurs when plant roots are suspended in an air chamber and bathed at regular intervals with nutrient solution. AeroGrow believes that the aeroponics technology used in its kitchen garden systems is a technological advance over hydroponics because plant roots are suspended in a near-100% humidity, oxygen-rich air chamber and bathed in a nutrient-rich solution.

      AeroGrow's informal market research, consisting of interviews with potential consumers and focus groups, appears to indicate that there are sizeable national and international markets for its countertop soil-less kitchen garden systems for use indoors in homes and offices. A number of interviews were conducted with persons who pre-ordered AeroGrow's products from its web site. Until the development of AeroGrow's kitchen garden systems, significant barriers have prevented hydroponic or aeroponic technology from being incorporated into mainstream, mass-marketed consumer products, including:

      o Consumers generally lack the specialized knowledge required to select, set up, operate and maintain the various components for a typical hydroponic or aeroponic system, including growing trays, irrigation channels, growing media nutrient reservoirs and nutrient delivery systems consisting of electronic timers, pumps, motors, tubing and nozzles.

      o Consumers generally do not possess the specialized knowledge required to select, set up, operate and maintain the varied indoor lighting systems that are necessary to grow plants in the absence of adequate indoor natural light.

      o Consumers are required to properly mix and measure complex hydroponic nutrient formulas which change depending on the plant variety and the stage of plant growth. In addition, consumers must deal with the problem of nutrient spoilage.

      o Federally-mandated water quality reports show that the pH level of the water in many large cities is too high for hydroponic or aeroponic growing and requires chemical treatments to lower the water pH level. Consumers generally are unaware of their water's pH level or how to adjust the water to the proper pH level for healthy plant growth.

      o Current garden systems generally require users to understand and have access to specialized monitoring equipment to measure water pH levels and nutrient concentration.

      AeroGrow believes that these complexities have been accepted in existing hydroponic market channels because its research has indicated that hydroponic manufacturers have generally focused their product development and marketing efforts on satisfying the needs of the commercial greenhouse and dedicated hobbyist markets. AeroGrow's research has indicated that the hydroponic growing equipment currently available in these markets is bulky, expensive and comprised of many parts. These users are motivated to gain the specialized knowledge, equipment and experience currently required to successfully grow plants with these products.

      AeroGrow believes that the complexities of currently available commercial hydroponic products fail to address the needs and wants of the mass consumer market, leaving that market unserved. AeroGrow further believes that its trade secrets, patent-pending inventions and companion technologies have simplified and improved hydroponic and aeroponic technologies and enabled it to create the first indoor aeroponic gardening system appropriate for the mass consumer market.

AeroGrow's Proprietary Technology

      AeroGrow has spent more than three years innovating, simplifying, combining and integrating numerous proprietary technologies and inventions into a family of "plug and grow" aeroponic kitchen garden systems and related seed kits specifically designed and priced for the mass consumer market. AeroGrow has filed twelve patent applications in the United States and one international patent application to protect its inventions. Following is a description of AeroGrow's proprietary technologies and inventions which are used together in its kitchen garden system and seed kits. The inventions under the patent applications have not been granted patents, and there can be no assurance that patents will be granted.

      Rainforest Nutrient Delivery System. AeroGrow's "rainforest" nutrient delivery system combines its patent-pending technologies with features from several advanced hydroponic or aeroponic methodologies into a proprietary system designed to provide the benefits of accelerated aeroponic plant growth. These hydroponic or aeroponic methodologies include:

      o Drip Technologies. Drip systems create nutrient irrigation by pumping nutrient solution from a reservoir up to the base of the plant and saturating a soil-less growing medium. The growing medium delivers nutrients and moisture to plant roots which is similar to rainwater as it drips through the soil and past plant roots.

      o Ein Gedi Aeroponic Technologies. Plant roots in aeroponic systems are suspended in an air chamber and bathed at regular intervals with nutrient solution. In the Ein Gedi variation of aeroponics, plant roots are allowed to grow directly into nutrient solution after passing through an air space.

      AeroGrow's rainforest technology suspends plant roots into a 2 to 4 inch air chamber above an oxygenated nutrient solution. Nutrients are pumped from the nutrient reservoir to the base of each plant where a regulated flow of nutrients drips down through plant roots.

      Pre-Seeded Bio-Grow Seed Pods. AeroGrow's proprietary bio-grow seed pods include pre-implanted seeds, a bio-sponge growing medium, removable bio-dome covers and a grow basket to assist with the proper distribution of moisture. AeroGrow's seed pods must be used in its kitchen garden systems in order to grow plants. AeroGrow believes consumers may use seeds purchased from other sources for use in its kitchen garden system, although AeroGrow cannot provide any assurances on germination and growth in such cases.

      AeroGrow selected the seeds to pre-implant in its bio-grow seed pods after two years of extensive research which included:

      o     analyzing thousands of seed varieties,

      o growing and testing several hundred varieties of plants in its greenhouse and grow laboratories, and

      o testing the taste and appearance of its grown vegetables, herbs and flowers with consumers.

      AeroGrow implants its selected seeds in a bio-sponge growing medium principally developed for rapid germination and enhanced root growth. The bio-sponge helps facilitate and regulate oxygen, moisture and nutrition, and supports plant roots from germination through maturity and harvest. AeroGrow's bio-grow domes create a mini-greenhouse environment by covering the grow surface to create a near-100% humidity air chamber which is optimal for most plant germination and initial growth. Bio-grow domes help regulate moisture and temperature to levels optimal for plant germination.

      AeroGrow's proprietary bio-grow seed pods are a vital component of its kitchen garden system. AeroGrow's bio-grow seed pods will be packaged along with nutrients in its proprietary seed kits to be used exclusively in its kitchen garden systems. These seed kits currently include seeds for cherry tomatoes, cilantro, chives, basil, dill, oregano, mint, chili peppers and flowers. In addition to pre-seeded pods, AeroGrow also plans to allow consumers to purchase unseeded pods to give them the opportunity to grow their own seeds in AeroGrow's kitchen garden systems. However, not all plants are appropriate to grow in the kitchen garden system.

      Microprocessor-Based Control Panel and Nutrient Cycle Delivery System. AeroGrow believes that certain common problems face both experienced gardeners and beginning gardeners, including:

      o     improperly watering plants,

      o     improperly feeding plants, and

      o failing to provide plants with sufficient light needed for healthy growth.

      To assist consumers, especially inexperienced gardeners, AeroGrow has developed two patent-pending microprocessor-based technologies that address these common problems. These technologies are designed to:

      o     regulate the lighting system,

      o automatically alert users when it is time to add water and nutrients,

      o help simplify and reduce consumers' time and involvement in caring for plants,

      o reduce the variables and errors often made by consumers in plant care, and

      o     enhance plant growth.

      AeroGrow has developed two kitchen garden systems with different control systems which are described, below, at "AeroGrow's Kitchen Garden Systems." AeroGrow's microprocessor-based control panel will be available as an accessory for its basic kitchen garden system and is included as a standard feature on its deluxe kitchen garden system. This control panel includes an electronic nutrient and water reminder system and microprocessor-controlled lights that alert consumers to add water and nutrients when needed and help ensure that plants are properly fed and receive the proper lighting.

      In addition, AeroGrow's deluxe kitchen garden system includes its microprocessor-based nutrient cycle delivery system as a standard feature. With its nutrient cycle delivery system the consumer selects from four plant types (lettuce, herbs, tomatoes or flowers) and the system then automatically adjusts and optimizes the nutrient, water and lighting cycles based on the plant variety selected.

      Time-Release Nutrient Tablets. Plants require a balanced mixture of nutrients for optimal growth. Certain nutrient combinations, including calcium nitrate and magnesium sulphate, generally cannot be combined, mixed or stored in the same container due to specific chemical reactions that bind them together and renders them useless to plants. Hydroponic growers seek to solve this problem by packaging various nutrient concentrations in up to four separate containers which are individually measured and added as needed by the consumer. These nutrient complexities require consumers using hydroponic systems to:

      o understand the blends of nutrient fertilizer that are best suited for the specific variety of plants they are growing,

      o understand the nutrient requirements for the specific plant variety at each of three stages of its growth and maturity,

      o measure and blend nutrients from up to four different concentrated solutions and add them to specific measured quantities of water, and

      o     monitor, adjust and re-mix nutrient fertilizers over time.

      AeroGrow believes that current plant nutrition processes required for successful hydroponic growing have created barriers to mass consumer use and acceptance because they are cumbersome and complex. To help overcome these barriers, AeroGrow has spent nearly three years developing time-release nutrient tablets designed specifically to deliver the proper nutrients to the plants, while offering consumers a user-friendly nutrient system. The consumer simply adds the plant-specific nutrient tablets to the kitchen garden systems when instructed by the microprocessor-based nutrient cycle delivery system, usually once every two weeks. The nutrient tablets eliminate the need for measuring and mixing multi-part nutrient formulas and storing various nutrients in separate containers. The nutrient tablets customize multiple nutrients and minerals such as calcium, magnesium and iron for specific plant varieties at different stages of their growth.

      Buffering Formula for Water pH Level. Typical garden and house plants grow well in aeroponic and hydroponic systems when the pH level of the water is maintained in a 5.5 to 6.5 range Many varieties of plants exhibit retarded growth or cannot be grown hydroponically in water having a pH level of 7.0 and above. High pH level is much less a problem when plants are grown in soil because the soil helps neutralize the negative effects of high pH levels. AeroGrow has tested the water pH levels in many major cities throughout the United States and has found that many municipal water systems have higher pH levels than the desirable range for hydroponic growing: Los Angeles at 7.5 to 8.5, Boston at 9.0, the San Francisco Bay area at 7.5 to 9.7, St Louis at 9.0 to
9.2 and Washington, D.C. at 7.7 to 8.5.

      To address these problems, most hydroponic growers monitor and chemically adjust water pH levels on a daily or weekly basis to address these varying pH levels. This generally requires purchasing a professional meter for monitoring pH levels and purchasing and applying various pH-adjusting chemicals. AeroGrow believes that the problems associated with the wide range of water pH levels which are found throughout the United States (and possibly internationally), as well as the complexities involved in monitoring and regulating pH levels, are significant barriers which limit the use of hydroponic gardening by the general public. AeroGrow has developed a patent-pending buffering formula that automatically adjusts and balances the water pH level to a level capable of sustaining healthy plant growth in an aeroponic environment. This buffering formula is pre-mixed into AeroGrow's time-release nutrient tablet described above, which eliminates the need for consumers to understand water chemistry or own the equipment required to monitor and regulate water pH levels.

      Integrated and Automated Lighting System. Hydroponic systems typically do not incorporate built-in lighting systems. Lighting systems must typically be purchased as separate components and assembled by the consumers. Hydroponic lighting systems generally consist of a ballast, reflector hood, lights and an electronic timer. The consumer must suspend the lighting system over the hydroponic unit and then continually raise the lights as the plants grow. Complete lighting systems often cost hundreds of dollars, which is considerably more than the cost of AeroGrow's entire kitchen garden system.

      AeroGrow's kitchen garden systems include built-in adjustable grow lights with ballast, reflector hood, lights and electronic timer. AeroGrow's integrated lighting systems include high-output compact fluorescent light bulbs that deliver a spectrum and intensity of light designed to help optimize plant growth without natural light. In addition, AeroGrow's lighting system is fully automated and controlled by its microprocessor-based control panel described above.

      Adaptive Growth Software. Through continual research and testing in AeroGrow's grow laboratory, AeroGrow's plant scientists have determined that better plant growth can be achieved if nutrients, moisture and lighting are adapted and customized to the specific stages of the plants' growth: germination, initial growth and advanced growth. AeroGrow has developed a proprietary software technology entitled "adaptive growth technology" which automatically analyzes and adjusts the nutrient delivery schedules based on plant maturity. AeroGrow intends to introduce this technology into its deluxe kitchen garden system as an added feature for specialty retailers in the future.

AeroGrow's Kitchen Garden Systems

      AeroGrow has initially developed two kitchen garden systems with projected initial retail prices ranging from approximately $99 to $149 depending on the features and model selected and the channels of distribution through which they will be marketed.

      Basic Kitchen Garden System. AeroGrow's basic kitchen garden system features its rainforest nutrient delivery system and an integrated lighting system. This product is projected to retail for $99. AeroGrow's microprocessor-based control panel will be available as an optional accessory with a projected retail price of $29.

      Deluxe Kitchen Garden System. AeroGrow's deluxe kitchen garden system contains the features of its basic kitchen garden system, including the microprocessor-based control panel, and adds its microprocessor-based nutrient cycle delivery system. AeroGrow currently plans to launch this product as part of an initial direct marketing campaign following the Merger and Capital Raise at a price of $149.

AeroGrow's Seed Kits

      AeroGrow has developed and is producing a variety of seed kits to be used in its kitchen garden systems. These seed kits include pre-seeded bio-grow seed pods and a three- to six-month supply of nutrients, including its buffering formula for water pH level. AeroGrow expects its seed kits to retail at prices ranging from $9.99 to $19.99. Currently developed seed kits include:

      o     cherry tomato garden,

      o     chili pepper garden,

      o     gourmet herb garden,

      o     salad greens garden,

      o     grandiflora petunia garden, and

      o     international basil garden.

      AeroGrow's seed kits, time-release nutrient tablets and replacement light bulbs will be sold to consumers for use with its kitchen garden system.

Additional Future Products

      In addition to its kitchen garden systems, AeroGrow is developing and plans to market in the future companion products designed to provide a successful gardening experience for consumers of all experience levels while providing a potentially continuing and profitable revenue stream for it. AeroGrow's development and production of the following additional products will depend in large part on the revenues generated from future product sales and the availability of additional financings.

      Magic Garden. AeroGrow's children's magic garden is designed for simplicity and ease of use. AeroGrow anticipates introducing this garden system in the toy market.

      Decorator Office Garden. AeroGrow is developing a garden system designed specifically for use in offices and work stations to introduce decorative and fragrant living flowers into the workplace.

      Professional System. A larger-scale garden system is planned for small businesses, florists, restaurants, large families and gardening enthusiasts who want to grow large quantities of vegetables, herbs and flowers.

      Future Seed Kits. AeroGrow plans to complete development and start producing an additional six to ten seed kits in 2006. AeroGrow currently anticipates that these seed kits could include strawberries, cilantro garden, sunny flower garden, baby bell peppers, Asian hot peppers, Italian basil garden, Italian herb garden, French herb garden and salsa garden with cherry tomatoes, jalapenos and cilantro.

      Other Additional Future Products. AeroGrow is considering other products for future development, including:

      o     a solar-powered system for outdoor use,

      o     educational units specifically designed for use in schools,

      o a "vacation-friendly" water reservoir attachment that will hold sufficient water to enable plants to remain healthy for about three weeks while untended, and

      o tiered "wall farm" systems that will contain several kitchen garden systems designed to produce larger quantities of crops.

Markets

      Based on AeroGrow's informal market research, consisting of individual consumer interviews, focus groups and Internet survey responses, AeroGrow believes that its kitchen garden systems will appeal to a broad spectrum of the people in the United States and internationally, including Europe and Japan. AeroGrow believes that its products will appeal to at least four major market segments:

      o     experienced gardeners,

      o     novice and "want-to-be" gardeners,

      o     the kitchen products and small appliances market, and

      o     the office and home decor markets.

      Further, based on its discussions with potential distributors, AeroGrow believes that its kitchen garden systems also present opportunities in the specialized toy, educational, gift and hydroponic hobbyist markets.

      Gardener Market. The 2002 National Gardening Survey conducted by the National Gardening Association states that gardening was America's number one hobby with more than 70 million active gardeners. In the United States in 2002 there were estimated to be 27 million vegetable gardeners with one out of every four households having a vegetable garden, over 15 million fresh herb gardeners and over 20 million flower gardeners. AeroGrow believes that its kitchen garden systems and related products can offer both expert and novice gardeners several major benefits not readily available through traditional gardening methods, including:

      o the ability to grow fresh herbs, lettuces, vegetables, tomatoes and flowers year-round, regardless of indoor light levels or seasonal weather conditions,

      o the ability to easily start plants indoors during colder months and then transplant them outdoors at the onset of the outdoor growing season,

      o the ability to use stem cuttings to propagate multiple reproductions of the desired plants in AeroGrow's kitchen garden systems,

      o the reasonable assurance that crops can grow successfully by significantly reducing potential obstacles such as uncertain weather and garden pests,

      o the ease of growing hydroponically in contrast to the toil associated with traditional gardening, including preparing the soil, planting, thinning, weeding and watering.

      "Want-to-be" Gardener Market. AeroGrow believes that many people have an interest in gardening but lack the knowledge, confidence, available space, equipment or time to garden. AeroGrow has observed the following barriers to beginning to garden:

      o     gardening requires an ongoing time commitment,

      o apartment, high-rise and condominium dwellers often lack the land needed for a traditional garden,

      o gardening requires physical work which can be a significant barrier to older people or people with limited mobility or health issues,

      o     buying the necessary equipment to garden can be expensive, and

      o     gardening requires knowledge and expertise.

      AeroGrow believes that its kitchen garden systems overcome many of these barriers and provide a simple, convenient way for many current non-gardeners to begin to garden.

      Kitchen Products and Small Appliances Market. AeroGrow believes that many Americans now enjoy cooking as a form of entertainment or hobby and that these people repeatedly purchase new kitchen appliances and will be motivated to purchase AeroGrow's kitchen garden systems and related seed kits. Consumers in this potential market include:

      o people interested in cooking who would appreciate the convenience and satisfaction of having a readily available supply of fresh-cut herbs and basils to flavor soups, salads and other dishes,

      o people who prefer the distinctive texture and taste of freshly picked, vine-ripened tomatoes, basils, lettuces and other vegetables over days-old supermarket produce, and

      o people interested in healthy, pesticide-free foods for themselves and their families, reflecting both the rapidly growing interest in naturally and organically grown foods and the increasing number of people who, for health or weight concerns, include salads and fresh vegetables as part of their families' diets.

      AeroGrow believes that its kitchen garden systems will be embraced in this market by people who understand the value of having an ongoing supply of fresh herbs and vine-ripened produce throughout the year.

      Office and Home Decor Market. Flowers are frequently used to brighten homes and offices around the world. It is difficult to readily grow flowers indoors due to a lack of sufficient light and growing knowledge. As a result, people often use cut flowers which are expensive, short-lived and require ongoing maintenance. AeroGrow's kitchen garden systems enable colorful and fragrant flowers to be easily grown indoors year-round. Flowers grown with its kitchen garden systems will last for months with minimal care and maintenance. Flowers can be grown in a wide variety of indoor locations, including kitchen and bathroom countertops, living rooms, bedrooms, family rooms, offices, work stations, waiting rooms and lobbies. In addition, professional plant caretakers may be motivated to include AeroGrow's kitchen garden systems among their traditional plant options because of the relatively low cost and ease of maintenance of AeroGrow's systems.

      Specialty Markets. AeroGrow's informal market research indicates that several specialized markets potentially exist for AeroGrow's kitchen garden systems in the future, including:

      o     toy market for a children's "root-viewing" garden,

      o     classroom market for student education relating to plant growth,

      o     gift market,

      o     hydroponic enthusiast market, and

      o international markets, particularly in large cities with limited outdoor garden space.

Marketing and Sales Strategy

      AeroGrow plans to launch its kitchen garden system in the United States during the first half of 2006. AeroGrow's planned marketing strategy is to launch its kitchen garden systems with a nationwide public relations campaign, followed by sales of its products through direct marketing vehicles and then expanded distribution through retail channels as described, below, in "AeroGrow's Plan of Operation." AeroGrow plans to expand its marketing and distribution internationally when its products have been successfully launched and established in the United States. AeroGrow's proposed direct marketing activities include a national public relations campaign, 60-second television spots, 30-minute infomercials, home shopping networks, print advertising and Internet-based advertising. AeroGrow's plan is designed to educate prospective customers while creating widespread awareness of its kitchen garden systems and generating direct sales in four key target markets: the experienced gardener market, the "want-to-be" gardener market, the kitchen products and small appliances markets and the office and home decor market.

Competition

      Aeroponic and hydroponic technologies have historically been limited to ardent hobbyists and commercial growing facilities worldwide. AeroGrow believes that it is the first company to develop and offer a simple soil-less indoor growing system for the mass consumer market. AeroGrow further believes that its proprietary and patent-pending technologies, trade secrets, research knowledge base, user-friendly interfaces and direct marketing expertise offer certain barriers to entry for potential competitors.

      Typical hydroponic manufacturers offer a range of equipment and accessories through distributors or small independent "hydro-shops" in a trade-oriented manner similar to plumbing or electrical suppliers. Purchasers typically mix and match equipment from various suppliers in an "a la carte" fashion to individually customize a large system that they then assemble on their premises. AeroGrow's investigation and research into existing products sold by websites, catalogs and retail outlets has shown that the cost of purchasing these items separately from hydroponic suppliers can range from approximately $500 to many thousands of dollars.

      AeroGrow believes that its simplified and complete kitchen garden systems and planned methods of distribution offer significant benefits from these traditional hydroponic industry practices. However, AeroGrow recognizes that there are companies that are better funded and have greater experience in producing hydroponic products in commercial markets, including, but not limited to, companies such as General Hydroponics and American Hydroponics. These companies could potentially decide to focus on the consumer market with competing products. AeroGrow could also potentially face competition from gardening wholesalers and large and profitable soil-based gardening companies, including, but not limited to, the Burpee Seed Company and Gardener's Supply Company, should they decide to produce a competitive product.

      Nevertheless, AeroGrow believes that its kitchen garden systems and related products can compete effectively in the marketplace on the basis of their affordable cost, user-friendly design and the benefits offered by its proprietary and patent-pending technologies. Further, to the best of AeroGrow's knowledge, none of the growing systems currently available for use in the home at AeroGrow's projected retail prices provide an integrated grow lighting system and are therefore unsuited to grow fresh herbs, vegetables and flowers indoors without the additional purchase of a separate bulky lighting system. AeroGrow believes that these products are too large, noisy and unattractive for indoor home kitchen or office use.

Manufacturing

      AeroGrow has signed a manufacturing agreement with Source Plus, Inc., an Alabama corporation, and Mingkeda Industries Co., Ltd., a Chinese company, for the initial manufacture of its kitchen garden systems and accessories. This agreement is described at "Manufacturing" on page of this prospectus. AeroGrow anticipates that it will take Mingkeda approximately 30 to 60 days to produce and ship its kitchen garden systems to the Untied States via ocean freight from the date an order is placed. In addition to the Mingkeda plant, AeroGrow is exploring relationships with other manufacturers located in China as an alternative supply source should sales volumes require added production.

      Mingkeda has informed AeroGrow that it can produce approximately 30,000 kitchen garden systems per month with its existing set of tools and can increase its production to approximately 100,000 kitchen garden systems per month by adding an additional set of tools and injection molding presses. Mingkeda estimates that it can add the additional set of tools and presses within 60 to 90 days following AeroGrow's notification.

      AeroGrow intends to initially produce and assemble its bio-grow seed pods in its laboratory facilities in Longmont, Colorado. The seed pods and kitchen garden systems will be shipped to a fulfillment center in Reno, Nevada. Innotrac Corporation will provide warehousing, order fulfillment and shipping for AeroGrow's products. AeroGrow's agreement with Innotrac is described, below, at "Distribution."

Product Returns and Warranties

      AeroGrow has had no sales to date and thus has no experience dealing with returns. AeroGrow currently anticipates that products may be returned to it at its facilities in Longmont, Colorado. AeroGrow anticipates that the returned products will go to inventory and AeroGrow may repair the products to sell as refurbished products. Mingkeda will provide AeroGrow with replacement part assemblies for products which are deemed defective due to materials or manufacturing complications. AeroGrow have not yet determined the form of warranties AeroGrow will grant for its products.

Intellectual Property

      AeroGrow has filed twelve patent applications in the United States and one foreign patent application to protect its technologies and products. These applications are for:

      o seed germination pods that transport, support and germinate seedlings in aeroponic or hydroponic devices and support the growth of the plant to maturity, filed in November 2003 and responded to examiner's first action,

      o use of infrared beams to measure plant roots which creates a basis for the regulation of nutrients, oxygen and plant growth, filed in December 2003,

      o devices and methods for growing plants, filed as an international application in September 2004,

      o PONDS (passive, osmotic nutrient delivery system) technology which is a nutrient delivery system using no moving parts, filed in March 2005,

      o RAIN (rain-aerated ionized nutrient) system technology which hyper-oxygenates and ionizes plant roots in AeroGrow's kitchen garden systems, filed in March 2005,

      o     rainforest growing dome for maximizing germination, filed in April
            2005,

      o growing basket for optimizing liquid and nutrient delivery, filed in April 2005,

      o methods for growing plants using seed germination pods, filed in April 2005,

      o devices and methods for growing plants by measuring liquid or nutrient usage rate, the adaptive growth learning technologies, filed in December 2004,

      o time-release oxygen generating nutrient compositions and methods for growing plants, filed in December 2004,

      o pH buffered plant nutrient compositions and methods for growing plants, filed in December 2004,

      o devices and methods for delivering photoradiation to plants, filed in June 2005, and

      o smart garden devices and methods for hydroponic gardens, filed in June 2005.

      AeroGrow believes that these patent applications do not infringe on issued patents owned by others. AeroGrow believes that if it fails to receive patents for any one of these patent applications, its operations will not be materially affected. The inventions under the patent applications have not been granted patents, and there can be no assurance that patents will be granted.

      AeroGrow has filed applications for trademark protection in the United States for the marks "AeroGrow," "Farmers Market Fresh," "AeroGrow Kitchen garden," "AeroGrow Smart," "AeroGrown" and "AeroGrow Kitchen Garden," and hope to develop goodwill in these marks as AeroGrow markets its products.

      Each of AeroGrow's employees, independent contractors and consultants has executed assignment of application agreements and nondisclosure agreements. The assignment of application agreements grant to AeroGrow the right to own inventions and related patents which may be granted in the United States. The nondisclosure agreements generally provide that these people will not disclose AeroGrow's confidential information to any other person without its prior written consent.

Governmental Regulation and Certification

      To the best of its knowledge, AeroGrow believes that it is complying with United States regulations concerning the shipping and labeling of seeds and nutrients. Currently, the components for the kitchen garden system are UL certified. AeroGrow has filed initial applications for UL certification and ETL certification for the kitchen garden system as a whole. These certifications confirm some level of fire safety for consumers and is required for sales of products through retailers.

Personnel

      AeroGrow currently employs approximately 21 persons with 19 full-time and 2 on a part-time basis. In addition, AeroGrow contracts for the services of 31 part-time and project consultants. AeroGrow believes that its employee relations are good. AeroGrow intends to continue to conduct its business primarily using employees and consultants. However, it is likely that some consultants will become employees in the future, including its chief marketing officer, Randy Seffren. AeroGrow believes that it will hire additional employees and/or consultants in the future as its operations grow. AeroGrow is planning to outsource some activities, in whole or part, such as manufacturing, telemarketing, public relations, infomercial production, fulfillment and shipping.

Facilities

      AeroGrow leases approximately 918 square feet in Boulder, Colorado, pursuant to a lease agreement that expires on December 30, 2005, which was extended on a month-to-month basis. AeroGrow maintains a grow room, laboratory and research facility in this space. The lease agreement requires AeroGrow to pay monthly rent in the amount of $1,000.

      AeroGrow leases approximately 800 square feet in Boulder, Colorado, pursuant to a month-to-month rental agreement. AeroGrow is preparing this space to use as an additional laboratory facility. The rental agreement requires AeroGrow to pay monthly rent in the amount of $700.

      AeroGrow leases 3,075 square feet of office space in Boulder, Colorado, from one of its consultants pursuant to a lease agreement that expires in April 2006. The lease agreement requires AeroGrow to pay monthly rent in the amount of $2,534. AeroGrow is also required to issue 1,267 shares of AeroGrow common stock per month to this consultant as additional rent for an aggregate of 7,604 additional shares through the end of the lease. AeroGrow plans to renew this lease in April 2006 with rental payments solely in cash.

      AeroGrow also rents 1,800 square feet of laboratory, prototyping and manufacturing space in Longmont, Colorado, pursuant to a month-to-month rental agreement. The rental agreement requires AeroGrow to pay monthly rent in the amount of $1,200. AeroGrow use this space to manufacture its seed pods.

      While its facilities appear adequate for the foreseeable future, AeroGrow may add space to meet future growth as needed. Upon expiration of its current leases, AeroGrow believes that it will be able to either renew its existing leases or arrange new leases in nearby locations on acceptable terms. AeroGrow believes that these properties are adequately covered by insurance.

Legal Proceedings

      AeroGrow is not a party in any bankruptcy, receivership or other legal proceeding, and to the best of AeroGrow's knowledge, no such proceedings by or against AeroGrow have been threatened.

                   RISK FACTORS RELATED TO AEROGROW'S BUSINESS

      You should carefully consider the following risk factors, together with all of the other information included in this document.

Because AeroGrow has a limited operating history, AeroGrow may not be able to successfully manage its business or achieve profitability.

      AeroGrow is a development stage company. AeroGrow has a limited operating history upon which you can base your evaluation of its prospects and the potential value of its common stock. AeroGrow is just now starting to produce its garden systems and seed kits. AeroGrow is confronted with the risks inherent in a start-up, development stage company, including difficulties and delays in connection with the production and sales of its kitchen garden systems, operational difficulties and its potential under-estimation of production and administrative costs. If AeroGrow cannot successfully manage its business, AeroGrow may not be able to generate future profits and may not be able to support its operations.

AeroGrow is in the early stages of its development, has incurred substantial losses since inception and may never achieve profitability.

      Since AeroGrow commenced its operations in 2002, AeroGrow has incurred substantial operating losses. For the year ended December 31, 2004, AeroGrow had net losses of $2,389,044 and for the year ended December 31, 2003, AeroGrow had net losses of $1,159,535. For the nine months ended September 30, 2005 and 2004, AeroGrow had net losses of $5,180,328 and $1,389,400, respectively. AeroGrow's losses from operations have resulted in an accumulated deficit of $9,325,120 at September 30, 2005. AeroGrow expects that its operating expenses will outpace revenues for the near future and result in continued losses. The success of its business will depend on its ability to introduce and sell its kitchen garden systems to consumers, develop new product extensions and applications and raise additional capital for operations, future expanded marketing and further product development. You should consider the costs and difficulties frequently encountered by companies in their early stages of launching a product and establishing a market presence. There is no assurance that AeroGrow will ever obtain profitability which may lead to the entire loss of your investment.

If AeroGrow's kitchen garden systems fail to perform properly, its business could suffer with increased costs and reduced income.

      Although AeroGrow has been internally testing its products in its laboratories and with users for three years, its products may fail to meet consumer expectations. AeroGrow has had no experience in returns and has not yet determined the form of warranties AeroGrow will grant for its products. AeroGrow may be required to replace or repair products or refund the purchase price to consumers. Failure of AeroGrow's products to meet expectations could:

      o     damage its reputation,

      o     decrease sales,

      o     incur costs related to returns and repairs,

      o     delay market acceptance of its products,

      o     result in unpaid accounts receivable, and

      o     divert its resources to remedy the malfunctions.

AeroGrow may need additional capital to fund its growth.

      AeroGrow anticipates that the proceeds from the Capital Raise will be adequate to satisfy its capital requirements for the next 12 to 18 months if the gross proceeds are at least $10,000,000 and none of the Convertible Notes are converted prior to their repayment. If all of the Convertible Notes are converted, AeroGrow anticipates that $10,000,000 of gross proceeds from the Capital Raise will satisfy its capital requirements for up to an additional six months. However, AeroGrow may require additional capital to support its growth and cover operational expenses as AeroGrow expands its marketing and product development. To do this AeroGrow may need to issue equity, debt or securities convertible into equity which will dilute your stock ownership in AeroGrow following the Merger. If the gross proceeds from the Capital Raise are less than $10,000,000 and AeroGrow cannot obtain additional financing on reasonable terms, AeroGrow may not have sufficient capital to operate its business as planned and would have to modify its business plan or curtail some or all of its operations.

If the holders of AeroGrow's convertible notes choose repayment instead of conversion, AeroGrow will not be able to implement its full plan of operation.

      AeroGrow's convertible notes with an aggregate principal face value of $3.0 million are repayable on demand by the 51 noteholders at any time after June 30, 2006, unless converted into shares of AeroGrow's common stock. If all 51 noteholders choose to demand payment rather than converting their notes to common stock and conversion warrants, the $3.0 million principal and related interest will be paid from the net proceeds of the Capital Raise. If all 51 noteholders choose not to convert AeroGrow would use a significant portion of the net proceeds from the Capital Raise to repay the convertible notes instead of funding its full plan of operations and AeroGrow may not be able to maximize revenues or profitability. AeroGrow intends to enter into discussions with the noteholders to extend the maturity of the convertible notes as part of the Merger, but there are no assurances that the noteholders will accept these modified terms.

AeroGrow's intellectual property and proprietary rights give it only limited protection and can be expensive to defend.

      AeroGrow's ability to produce and sell kitchen garden systems depends in part on securing patent protection for the components of its systems. To protect its proprietary technology, AeroGrow relies on a combination of patents, trade secrets and non-disclosure agreements, each of which affords only limited protection. AeroGrow owns the rights to twelve United States patent applications and one foreign patent application. However, these patent applications may not result in issued patents and even issued patents may be challenged. AeroGrow plans to begin selling its kitchen garden systems prior to receiving issued patents relating to its patent applications. All of AeroGrow's intellectual property rights may be challenged, invalidated or circumvented. Claims for infringement may be asserted or prosecuted against AeroGrow in the future and AeroGrow may not be able to protect its patents and intellectual property rights against others. AeroGrow's former employees or consultants may violate their non-disclosure agreements with AeroGrow, leading to a loss of proprietary intellectual property. AeroGrow also could incur substantial costs to assert its intellectual property or proprietary rights against others.

AeroGrow might not be able to hire and retain personnel with the appropriate experience and talent to build its sales and marketing capability which will negatively affect future revenue.

      AeroGrow intends to hire sales and marketing personnel with some of the net proceeds from the Capital Raise. If AeroGrow is unable to identify, hire or retain qualified sales and marketing personnel, AeroGrow will not be able to achieve future revenue.

AeroGrow currently does not have a complete management team and the loss of key members of its management could adversely affect its business.

      AeroGrow currently does not have a complete management team. Randy Seffren, its chief marketing officer, and Jerry Gutterman, its chief financial officer, serve as consultants or independent contractors rather than as AeroGrow employees. AeroGrow may not be able to hire qualified managers at budgeted compensation levels and its current consultants and independent contractors may not continue to work for AeroGrow. AeroGrow's business depends on continuing to receive the services and performance of W. Michael Bissonnette, its chief executive officer, Mr. Seffren, Mr. Gutterman and other key members of its management team. AeroGrow does not yet have any life insurance on any of its management team members. If any of its key persons dies, resigns or becomes unable to continue in his present role and an adequate replacement is not obtained in a timely manner, its business operations could be materially adversely affected. AeroGrow's officers and directors are also officers and directors of other companies or serve AeroGrow on a part-time basis, and there is no guarantee they will spend substantial portions of their time working for AeroGrow. To the extent that they devote their time to other endeavors and not to AeroGrow, its business could be adversely affected.

AeroGrow's future depends on the financial success of its kitchen garden systems. Since AeroGrow is introducing entirely new products without comparable sales history, AeroGrow does not know if its kitchen garden systems and seed kits will generate wide acceptance by consumers.

      AeroGrow is introducing its kitchen garden systems and seed kits as new products to consumer markets unfamiliar with their use and benefits. AeroGrow does not know whether its products will generate widespread acceptance. If consumers do not purchase its products, AeroGrow will not be profitable and you may lose all of your investment. You must consider AeroGrow's prospectus in light of the risks, expenses and challenges of attempting to introduce new products with unknown consumer acceptance.

AeroGrow's marketing strategies may not be successful which would adversely affect its future revenues and profitability.

      AeroGrow's revenues and future depend on the successful marketing of its kitchen garden systems. AeroGrow cannot assure you that consumers will be interested in purchasing its products. AeroGrow initially plans to use direct marketing to sell its products via television commercials, infomercials, magazine and newspaper advertising and the Internet. Its infomercials and commercials may not generate sufficient income to continue to air them. If AeroGrow's marketing strategies fail to attract customers, its product sales will not produce future revenues sufficient to meet its operating expenses or fund its future operations. If this occurs, AeroGrow's business may fail and you may lose your entire investment.

AeroGrow's current or future manufacturers could fail to fulfill AeroGrow's orders for kitchen garden systems which would disrupt its business, increase its costs and could potentially cause it to lose its market.

      AeroGrow will initially depend on one contract manufacturer in China to produce its kitchen garden systems. To date AeroGrow has received only limited quantities of finished products and does not yet have an operating history that demonstrates that this manufacturer can produce its kitchen garden systems in a timely manner or in sufficient volumes. The manufacturer may also fail to produce the kitchen garden system to AeroGrow's specifications or in a workmanlike manner and may not deliver the systems on a timely basis. AeroGrow is in the process of identifying other manufacturers in China to assure them of an alternative source of supply. Any change in manufacturers could disrupt its business due to delays in finding a new manufacturer, providing specifications and testing initial production. A new manufacturer must also obtain an inventory of necessary parts and tools for production. AeroGrow owns the tools used by its Chinese manufacturer. AeroGrow's manufacturer operates in a foreign country and may be subject to business, political, currency and regulatory risk that may affect its ability to fulfill AeroGrow's orders for kitchen garden systems.

An active trading market for AeroGrow's common stock may not develop or be sustained.

      The shares of AeroGrow's common stock may not be quoted on the NASD Over-the-Counter Bulletin Board ("OTC BB") immediately following the Merger. Following the Merger, AeroGrow intends to cooperate with the filing of a Form 211 by an NASD member and use its commercially reasonable efforts to have its shares of common stock commence quotation of the OTC BB. However, there can be no assurance that the shares of AeroGrow common stock will become quoted on the OTC BB. Furthermore, even if the shares of AeroGrow common stock are quoted on the OTC BB, there can be no assurance that an active trading market will develop for such shares. If an active public trading market does not develop or continue, you may have limited liquidity and may be forced to hold your shares of AeroGrow's common stock for an indefinite period of time. Further, the prices and volume of trading in AeroGrow's common stock may be adversely affected if its securities are not listed or quoted.

The offering price of AeroGrow's common stock in connection with the Capital Raise is arbitrary and as a result the stock price may decline after the Merger.

      The offering price of AeroGrow's common stock in the Capital Raise was determined by negotiations between AeroGrow and its placement agent us and was not based on any objective criteria of value. These prices bear no relationship to AeroGrow's assets, net worth, book value (loss) per share or net loss. Accordingly, AeroGrow's stock price may suffer a decline after the Merger.

If an exemption from registration on which AeroGrow has relied on for any of its past offerings of common stock or warrants were later challenged legally, its principals may have to expend time defending claims and AeroGrow would then risk paying expenses for defense, rescission and/or regulatory sanctions.

      To raise working capital, AeroGrow offered common stock and warrants in private transactions that AeroGrow believed to be exempt from registration under the Securities Act of 1933, as amended, and state securities laws. In 2004 AeroGrow also conducted a state registered offering in Colorado of common stock and warrants intended to be exempt from registration under the Securities Act of 1933, as amended, as an intrastate offering. In the event that one or more investors seeks rescission, with resulting return of investment funds and interest at a market rate, or that state or federal regulators seeks sanctions against AeroGrow or its principals, AeroGrow would spend time and financial resources, including some of the net proceeds of the Capital Raise, to pay expenses for defense, rescission awards or regulatory sanctions. The use of funds would reduce the capital available to implement its full plan of operation.

There may be substantial sales of AeroGrow's common stock by existing stockholders and by the selling security holders who purchase shares of AeroGrow's common stock in the Capital Raise which could cause the price of AeroGrow's stock to fall.

      Future sales of substantial amounts of AeroGrow's common stock in the public market, if one develops, or the perception that such sales might occur, could cause the market price of its common stock to decline and could impair the value of your investment in AeroGrow's common stock and its ability to raise equity capital in the future. As of December 30, 2005, without giving effect to the Capital Raise, AeroGrow had 5,008,944 shares of common stock outstanding, of which 544,228 shares may be sold immediately after the Merger without restriction. Except to the extent otherwise agreed to by the Company and AeroGrow, the remaining 4,464,716 shares will be subject to lock-up agreement for such periods of time to be agreed upon by the Company and AeroGrow. The shares of AeroGrow's common stock underlying the Convertible Notes, Debt Warrants and Conversion Warrants are required to be registered for resale by AeroGrow following the Merger. As part of the Capital Raise, AeroGrow has agreed to register for resale the Investor Shares issued in the Capital Raise (together with the shares of AeroGrow Common Stock underlying the Investor Warrants) on a registration statement to be filed with the SEC. In the event such registration statement is filed, the shares of AeroGrow Common Stock issued to the Company's stockholders in connection with the Merger will be included on such registration statement. There can be no assurance that the shares of AeroGrow Common Stock received by the Company's stockholders in connection with the Merger will become registered under the Securities Act. The sales of AeroGrow common stock by these stockholders or even the appearance that holders may make such sales may depress any trading market that develops before you are able to sell the AeroGrow common stock you receive in the Merger.

AeroGrow's outstanding warrants, options and convertible notes, and additional future obligations to issue AeroGrow securities to various parties, may dilute the value of your investment and may adversely affect AeroGrow's ability to raise additional capital.

      As of December 30, 2005, AeroGrow had committed to issue up to 3,807,727 additional shares of common stock under the terms of outstanding convertible notes, warrants, options and other arrangements. There are warrants and options outstanding that can be exercised for 2,152,727 shares of its common stock at exercise prices ranging from $0.005 to $15.00 per share. AeroGrow also has convertible notes outstanding which could be converted into 750,000 shares of its common stock assuming a conversion price of $4.00. AeroGrow also is required to issue conversion warrants upon the conversion of its convertible notes which could be exercised for 600,000 shares of common stock at an exercise price of $6.00 per share. As of December 30, 2005, AeroGrow also has commitments to issue up to 275,000 shares of AeroGrow common Stock and stock options to purchase up to 30,000 shares of AeroGrow common stock.

      AeroGrow has historically issued shares of its common stock or granted stock options to employees, consultants and vendors as a means to conserve cash, and AeroGrow will continue to grant additional shares of stock and issue stock options in the future. AeroGrow will be able to issue an additional 1,500,000 shares of common stock under its 2005 equity compensation plan described, below, at "Management of AeroGrow."

      For the length of time these notes, warrants and options are outstanding, the holders will have an opportunity to profit from a rise in the market price of AeroGrow's common stock without assuming the risks of ownership. This may adversely affect the terms upon which AeroGrow can obtain additional capital. The holders of such derivative securities would likely exercise or convert them at a time when AeroGrow would be able to obtain equity capital on terms more favorable than the exercise or conversion prices provided by the notes, warrants or options.

                             MANAGEMENT OF AEROGROW

Directors and Officers

      The following table shows the names and ages of AeroGrow's directors and executive officers and the positions they hold with AeroGrow. AeroGrow's bylaws provide that directors are generally elected at the annual shareholders meeting and hold office until the next annual shareholders meeting and until their successors are elected and qualified. However, AeroGrow has not held an annual shareholders meeting since inception. AeroGrow plans to hold an annual shareholders meeting during the first quarter of 2006 to elect directors in addition to voting on other matters. AeroGrow's bylaws provide that the board of directors shall consist of such number of members as the board may determine from time to time, but not less than one and not more than fifteen. AeroGrow's board of directors currently consists of four individuals. Executive officers are selected by the board of directors and serve at its discretion.

Name                    Age    Position with AeroGrow
----                    ---    ----------------------

W. Michael Bissonnette   56    Chief Executive Officer, President and Director

Jerry L. Gutterman       62    Chief Financial Officer, Secretary and Director

Randy Seffren            47    Chief Marketing Officer

Richard A. Kranitz       61    Director

Wayne Harding(1)(2)      51    Director

----------
(1)   Member of AeroGrow's audit committee.
(2)   Member of AeroGrow's governance, compensation and nominating committee.

      W. Michael Bissonnette is AeroGrow's founding shareholder and has served as chief executive officer, president and a director of AeroGrow since July 2002. Concurrently, he has served as chief executive officer, president and a director of AeroGrow's former parent company, Mentor Capital Consultants, Inc. since March 2000. Mentor Capital currently has no active operating business. From 1989 to 1994, he was the founder, chief executive officer, president and a director of Voice Powered Technology International, Inc., an international consumer electronics company. From 1977 to 1989, Mr. Bissonnette was the founder, chief executive officer and president of Knight Protective Industries, Inc., an international consumer security products company. Prior to 1977, he was founder, chief executive officer and president of Shagrila Carpets, Inc., a multi-store retailer of commercial and home carpeting. Both Voice Powered Technology and Knight Protective Industries specialized in the funding, development and marketing of technology-based consumer products.

      Jerry L. Gutterman has been chief financial officer, secretary and a director of AeroGrow since July 2002 and is currently serving on a part-time consulting basis. Concurrently, he has served as chief financial officer, secretary and a director of Mentor Capital at various times from November 2001 to the present. Mr. Gutterman has more than 30 years of senior management experience. From 1995 through 2001, he was the principal of J.L. Gutterman & Associates, a financial management consulting firm. He was chief financial officer and a director of Voice Powered Technology International from 1990 to 1994. He was general manager and chief financial officer of Knight Protective Industries from 1987 to 1990 and chief executive officer and a director from 1989 to 1990. From 1982 to 1987, he was the director of operations and chief financial officer of Shield Healthcare Centers, Inc., a national home health care retailer of medical products and services. Mr. Gutterman was the treasurer and controller of The Akron, a retailer, from 1975 to 1982. Mr. Gutterman is a certified public accountant licensed in California. Mr. Gutterman does not plan to stand for re-election as a director at AeroGrow's annual shareholders' meeting to be held during the first quarter of 2006.

      Randy Seffren has been chief marketing officer of AeroGrow since April 2004 on a consulting basis. Mr. Seffren has 25 years of senior executive level marketing experience with major advertising and direct response agencies. From 1999 to 2004, Mr. Seffren headed the marketing efforts for healthcare communications companies, including Orbis Broadcast Group and MedEd Architects. From 1993 to 1999, he was executive vice president with Reebok Home Fitness/DP Fitness/Body By Jake Fitness/Kent & Spiegel Direct. From 1989 to 1993, Mr. Seffren led the marketing, communications and product development efforts as director of marketing communications with Life Fitness, a fitness equipment company. In these positions Mr. Seffren introduced numerous consumer products on a global scale from product development through marketing and communications. He leveraged the brand image and direct response marketing of these products through distribution into specialty and mass retail channels.

      Richard A. Kranitz has been a director of AeroGrow since July 2002. He has also served as a director of Mentor Capital since March 2000. Mr. Kranitz has been an attorney in private practice since 1970 emphasizing securities, banking and business law. From 1990 to the present he has been an attorney in Kranitz & Philipp in Grafton, Wisconsin. Previously, following the death of a partner in 1976, he formed the Law Offices of Richard A. Kranitz. From 1982 to 1983 he also was a member of Fretty & Kranitz and from 1977 to 1978 he was also a member of Habush, Gillick, Habush, Davis, Murphy, Kraemer & Kranitz. He was a member of McKay, Martin & Kranitz from 1973 to 1976, and was employed by Reinhart, Boerner, Van Deuren, Norris & Reiselbach, s.c. from 1970 to 1973. Mr. Kranitz served as Law Clerk to the Honorable Myron L. Gordon in the U.S. District Court (E.D. Wisconsin) from 1969 to 1970. Mr. Kranitz has served as a director of the Grafton State Bank from 1990 to present. He served as a venture capital consultant to, and director of, various companies and he has served at various times as a director of various professional, civic or charitable organizations.

      Wayne Harding has been a director of AeroGrow since October 2005. He has served as vice president business development of Rivet Software since December 2004. From August 2002 to December 2004 Mr. Harding was owner and President of Wayne Harding & Company CPAs and from 2000 until August 2002 he was director-business development of CPA2Biz. He provided consulting services for AeroGrow from December 2003 through March 2004. Mr. Harding is a certified public accountant licensed in Colorado. He is past president of the Colorado Society of CPAs and past member of the Governing Council for the American Institute of CPAs.

Director Compensation

      In 2004 and 2005 each of AeroGrow's directors received 2,000 shares of its common stock for their service as directors. Mr. Bissonnette has agreed to forego any future stock-based compensation for serving as a director of AeroGrow. AeroGrow does not compensate directors for attending meetings but does reimburse them for their out-of-pocket expenses for attending meetings.

Committees of the Board

      AeroGrow's full board of directors considers all major decisions. However, AeroGrow has established two standing committees so that some matters can be addressed in more depth than may be possible in a full board meeting: an audit committee and a governance, compensation and nominating committee. These two committees each operate under a written charter. The board has affirmatively determined that Mr. Harding is independent. Following is a description of both of these committees.

      Audit Committee. The current member of AeroGrow's audit committee is Mr. Harding (chairman). The board has affirmatively determined that Mr. Harding is an audit committee financial expert and is independent under special standards established by the SEC for audit committee members. As AeroGrow adds additional independent members to its board of directors as required by the Merger Agreement, such independent directors will be appointed to the audit committee. Each member is financially literate. This committee's charter provides that the committee shall:

      o oversee AeroGrow's accounting and financial reporting processes and audits of its financial statements,

      o assist the Board with oversight of the integrity of its financial statements, its compliance with legal and regulatory requirements, its independent auditors' qualifications and independence and the performance of its independent auditors, and

      o     provide the Board with the results of its monitoring.

      Governance, Compensation and Nominating Committee. The current member of AeroGrow's governance, compensation and nominating committee is Mr. Harding (chairman). As AeroGrow adds additional independent members to its board of directors as required by the Merger Agreement, such independent directors will be appointed to this committee. This committee's charter provides that the committee shall:

      o     recommend to the Board its corporate governance guidelines,

      o     review and recommends the nomination of Board members, and

      o     set the compensation for AeroGrow's chief executive officer.

Nomination of Directors

      AeroGrow's nominating committee determines the director nominees for each annual meeting of shareholders using the criteria set forth in AeroGrow's corporate governance guidelines. These guidelines provide that directors shall have very high integrity, business savvy, shareholder orientation and a genuine interest in AeroGrow. The committee will not consider nominees recommended by shareholders.

Employment and Consulting Agreements

      AeroGrow entered into a consulting arrangement with Randy Seffren, its chief marketing officer, on October 13, 2004. The terms of the arrangement provide that Mr. Seffren shall receive in 2005 an annual salary of $150,000 for the first six months of 2005 and an annual salary of $165,000 beginning in July 2005. The consulting agreement with Mr. Seffren currently provides that Mr. Seffren is also eligible to participate in an annual bonus program. However, AeroGrow has not adopted an annual bonus program. AeroGrow expects to enter into employment agreements with W. Michael Bissonnette, its chief executive officer, and Mr. Seffren at the closing of the Merger. AeroGrow's consulting agreement with Jerry Gutterman, its chief financial officer, provides that Mr. Gutterman will receive $100 and 20 shares of AeroGrow common stock for every hour or part of an hour worked.

      AeroGrow currently has no key man insurance covering the deaths of its executive officers but will obtain key-man insurance on Mr. Bissonnette and other executives as required by the merger Agreement within 30 days following the Merger in amounts not less than $5,000,000 for Mr. Bissonnette and in amounts not to exceed $3,000,000 in the aggregate for up to two additional executives. If AeroGrow loses the services of its executive officers or other key employees, it could materially adversely affect its business, results of operations or financial condition.

Management Compensation

The following table provides information concerning compensation earned by Mr. Bissonnette, AeroGrow's chief executive officer, and Mr. Seffren during 2004, 2003 and 2002. No other executive officer of AeroGrow was paid in excess of $100,000 in 2004.

                                               Summary Compensation Table

                                                                              Annual
                                                                           Compensation
                                                                       -------------------           All Other
            Name and Principal Position             Year               Salary        Bonus          Compensation
            ---------------------------             ----               ------        -----          ------------

            W. Michael Bissonnette,                 2004              $134,428          $0           $ 10,000(2)
            CEO, President and Director(1)          2003               123,046           0              2,500(2)
                                                    2002                     0           0              1,200(2)

            Randy Seffren,                          2004              $      0          $0           $215,566(3)
            Chief Marketing Officer

----------
(1) Mr. Bissonnette also received perquisites and other personal benefits of $24,504 in 2004 and $22,566 in 2003, including automobile insurance of $706 (2004) and $853 (2003), gasoline and automobile maintenance allowance of $3,930 (2004) and $3,783 (2003), rental payments for use of a home office of $7,200 in both years, health insurance of $6,527 (2004) and $4,828 (2003) and reimbursement of medical bills and prescription medicines of $6,141 (2004) and $5,902 (2003).

(2) Other compensation reflects the value at the time of grant of shares of AeroGrow common stock received by Mr. Bissonnette in each year.

(3) Other compensation reflects consulting fees of $84,466 and the value at the time of grant of shares of AeroGrow's common stock received by Mr. Seffren in 2004.

Compensation Plans

      Amended 2003 Stock Option Plan. On January 3, 2003, AeroGrow's board of directors adopted a stock option plan for key employees (including key employees who are directors), non-employee directors, consultants and investors which provides that an aggregate of 400,000 shares of AeroGrow's common stock may be granted under the plan. On December 30, 2005, there were options for 204,869 shares outstanding and options for 195,131 shares were available for future grant. Vesting schedules are determined individually for each grant. This plan was amended on August 3, 2005, and was merged into AeroGrow's 2005 plan, described below, on August 22, 2005.

      Administration. The plan has been administered by AeroGrow's full board of directors, but will be administered by its compensation committee in the future. The committee or the board may:

      o     select participants,

      o determine the date of grant, exercise price and other terms of options,

      o     establish rules and regulations to administer the plan,

      o amend, suspend or discontinue the plan subject to applicable shareholder approval,

      o     interpret the rules relating to the plan, and

      o     otherwise administer the plan.

      Stock Options. Although the plan provides that the committee may grant both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, the plan was never approved by AeroGrow's shareholders so only non-qualified stock options may be granted. The committee determines the terms and vesting provisions, including the exercise price. The maximum term of each option and the times at which each option will be exercisable generally are fixed by the committee, except that no option may have a term exceeding ten years. Shares subject to options that expire or otherwise terminate remain available for awards under the plan. Shares issued under the plan may be either newly issued shares or shares which AeroGrow has reacquired.

      2005 Equity Compensation Plan. In August 2005 AeroGrow adopted its 2005 Equity Compensation Plan to promote the interests of AeroGrow and its shareholders by attracting, retaining and motivating its key officers, employees, directors and consultants. AeroGrow intends to submit this plan for approval by AeroGrow shareholders in the first quarter of 2006, prior to the Merger. A total of 1,500,000 shares of AeroGrow common stock may be granted under this plan pursuant to stock options or awards of shares of restricted stock. As of December 30, 2005, no options and no shares of restricted stock had been granted under this plan and all 1,500000 remain available for grant. AeroGrow's 2003 stock option plan was merged into this plan in August 2005 and no longer separately exists. However, options for the 204,869 shares outstanding under the 2003 stock option plan continue to be governed by their grant agreements but are administered under this plan.

      Shares Available for Awards. Shares subject to an award that are cancelled, expire unexercised, forfeited, settled in cash or otherwise terminated remain available for awards under the plan. Shares issued under the plan may be either newly issued shares or shares which AeroGrow has reacquired. The plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Internal Revenue Code of 1986. Under these limitations no single participant may generally receive awards in any calendar year that relate to more than $1 million. Finally, awards may generally be adjusted to prevent dilution or enlargement of benefits when certain events occur such as a stock dividend, reorganization, recapitalization, stock split, combination, merger or consolidation.

      Eligibility. AeroGrow's employees, directors and consultants may be granted awards under the plan. As of December 30, 2005, approximately 46 individuals were eligible to participate in the plan.

      Administration. The plan is administered by AeroGrow's compensation committee. Awards to directors serving on the committee are determined and administered by the full Board of Directors. The committee may:

      o     select participants,

      o     determine the type and number of awards to be granted,

      o determine the exercise or purchase price, vesting periods and any performance goals,

      o     determine and later amend the terms and conditions of any award,

      o     interpret the rules relating to the plan, and

      o     otherwise administer the plan.

      Stock Options. The committee may grant both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The committee determines the terms and individual vesting schedules for each grant including the exercise price which may not be less than the fair market value of a share of common stock on the date of the grant.

      Restricted Shares. The committee may grant restricted shares of common stock. Restricted shares are shares of common stock with transfer restrictions. These restrictions lapse on the basis of performance and/or continued employment as determined in advance by the committee. They may be forfeited by participants as specified by the committee in the award agreement. A participant who has received a grant of restricted shares will receive dividends and the right to vote those shares. Restricted shares may not be transferred, encumbered or disposed of during the restricted period or until after the restrictive conditions are met.

      Other Terms. All outstanding awards vest, become immediately exercisable or payable and have all restrictions lifted immediately when AeroGrow experiences a change in control. The Board may amend or terminate the plan subject to applicable stockholder approval. The committee may not amend the terms of previously granted options to reduce the exercise price or cancel options and grant substitute options with a lower exercise price than the cancelled options. The committee also may not adversely affect the rights of any award holder without the award holder's consent.

      Neither of the named executive officers has been granted stock options under either of these plans.

      Equity Compensation Plan Information. The following table shows the shares of common stock reserved for issuance for outstanding options granted under 2003 equity compensation plan as of December 31, 2004. Neither of the plans has been approved by shareholders.

-----------------------------------------------------------------------------------------------------------------------------------
                                              Number of securities           Weighted average            Number of securities
                                                to be issued upon                                      remaining available for
                                                   exercise of              exercise price of            issuance under 2003
Plan category                                  outstanding options         outstanding options         equity compensation plan
-----------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not approved               184,329                      $1.47                        215,671
by stockholders
-----------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by                   0                           NA                            0
stockholders
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                184,329                      $1.47                        215,671
-----------------------------------------------------------------------------------------------------------------------------------

      This table does not reflect 358,008 shares of stock issued through December 31, 2004, to employees and consultants as compensation.

Director Liability and Indemnification

      Under Nevada law and AeroGrow's bylaws, AeroGrow is required to indemnify its officers, directors, employees and agents in certain situations. In some instances, a court must approve indemnification. As permitted by Nevada statutes, AeroGrow's articles of incorporation eliminate in certain circumstances the monetary liability of its directors for a breach of their fiduciary duties. These provisions do not eliminate a director's liability for:

      o a willful failure to deal fairly with AeroGrow or its shareholders in connection with a matter in which the director has a material conflict of interest,

      o a violation of criminal law unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful,

      o a transaction from which the director derived an improper personal profit, and

      o     willful misconduct.

      As to indemnification for liabilities arising under the Securities Act of 1933 for directors, officers or persons controlling AeroGrow, AeroGrow has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore unenforceable.

                          AEROGROW'S PLAN OF OPERATION

      The following plan of operation provides information which AeroGrow's management believes is relevant to an assessment and understanding of AeroGrow's business, operations and financial condition. The discussion should be read in conjunction with the audited financial statements and notes thereto which are included in this Information Statement. This plan of operation contains forward-looking statements that involve risks, uncertainties and assumptions. AeroGrow's actual results may differ substantially from those anticipated in any forward-looking statements included in this discussion as a result of various factors, including those set forth in "Risk Factors" contained elsewhere in this Information Statement.

Overview

      AeroGrow is a development stage company in the business of developing, marketing and distributing advanced indoor aeroponic garden systems. Since formation, its principal activities have consisted of product research and development, market research, business planning and raising the capital necessary to fund these activities. AeroGrow has completed development of its kitchen garden systems and related bio-grow seed pods and has started manufacturing activities. AeroGrow placed its initial manufacturing order for 4,000 units in December 2005, with delivery of those units expected in February 2006. AeroGrow anticipates that it will commence initial marketing and distribution of its products in the first quarter of 2006.

Liquidity and Capital Resources

      As of December 30, 2005, AeroGrow has generated net proceeds from the sale of the following securities:

      o $2,279,444 from private placements of 2,040,611 shares of its common stock during 2002, 2003 and 2004,

      o $215,000 from the exercise of its redeemable $1.25 warrants and $2.50 warrants for 164,000 shares of common stock in 2003, 2004 and through June 30, 2005,

      o $2,307,737 from a Colorado registered offering of units consisting of 544,228 shares of common stock and its redeemable $10.00 warrants and $15.00 warrants during 2004, and

      o $2,591,554 from its debt offering of convertible notes and redeemable 2005 warrants in June, July, August and September 2005.

      As of December 30, 2005, AeroGrow had a cash balance of approximately $825,000. This cash, along with the proceeds from AeroGrow's debt offering in July, August and September 2005, will be sufficient to meet its liquidity requirements through February 28, 2006. AeroGrow anticipates its principal sources of liquidity during 2006 will be the net proceeds from the Capital Raise and proceeds from initial sales of AeroGrow's products.

      From June 30, 2005 through December 30, 2005, AeroGrow issued 1,600 shares of its common stock pursuant to an agreement with an employee at $5.00 per share for aggregate proceeds of $8,000 and 18,000 shares of its common stock pursuant to the exercise of warrants for proceeds of $35,000.

      AeroGrow expects to incur additional losses in the foreseeable future and at least until such time as it successfully commences volume production of its products and successfully launches its marketing and public relations campaigns for its products. Accordingly, there is no historical financial or other information about AeroGrow which you could use to determine its future performance.

      AeroGrow has used the funds raised to date to:

      o complete the research and development of its basic and deluxe kitchen garden systems,

      o commence pilot manufacturing of its deluxe kitchen garden system and eight varieties of seed kits,

      o commence development of its direct response marketing programs including one 30-minute infomercial and 60-second television commercials, and

      o commence development of its public relations launch scheduled for the first quarter of 2006.

      AeroGrow anticipates that existing cash resources will be sufficient to complete the initial version of these activities. On completion of the Merger and Capital Raise, AeroGrow plans to launch the sale of its kitchen garden systems nationally through a direct-to-consumer advertising campaign and through selected retail outlets. AeroGrow intends to use the funds raised from the Capital Raise principally to purchase inventory, fund its initial media advertising, fund a portion of its public relations campaign and trade show costs and repay any convertible notes that are not converted by noteholders. The convertible notes are described, below, at "Description of AeroGrow Securities."

Plan of Operation

      During the first six months of 2006, AeroGrow intends to start manufacturing, marketing, distributing and selling its kitchen garden systems. AeroGrow will need to increase its management team and operations and administrative staff to accomplish these activities. AeroGrow will also need to increase its new product development activities to sustain operations beyond its initial product offerings.

      AeroGrow's plan of operation for the twelve to eighteen months after the Merger will depend, in part, on the assumptions used to develop its business plan and whether they were or have been inaccurate or need to be changed to respond to different assumptions or different business needs or objectives. Any changes could cause the proceeds of the Capital Raise to be insufficient to fund its operations and it could be required to seek additional financing sooner than it currently anticipates.

      Manufacturing. AeroGrow plans to manufacture its products using contract manufacturing sources that are supervised by its internal engineering and manufacturing teams. Its bio-grow seed pods will initially be produced and assembled in its laboratory facilities in Longmont, Colorado.

      On September 30, 2005, AeroGrow entered into a manufacturing agreement with Source Plus, Inc. an Alabama corporation, and Mingkeda Industries Co., Ltd., a Chinese company located in the Guangdong Province of China that has primarily manufactures light fixtures in the past. This agreement supercedes a prior agreement with Mingkeda and Source Plus. Under the terms of this agreement, Source Plus advanced monies to Mingkeda for tooling and molds to build AeroGrow's products. To reimburse Source Plus for its advance to Mingkeda, AeroGrow issued 62,000 shares of its common stock to Source Plus in October 2005 with an estimated market value of $5.00 per share. AeroGrow recorded a $310,000 asset for tooling which AeroGrow will depreciate over a period of three years to reflect the estimated useful life of the tooling. AeroGrow and Source Plus have agreed to certain selling restrictions on its sale of AeroGrow common stock. In the event certain capital raising is not completed by June 1, 2006, Source Plus may require AeroGrow to repay the $155,000 in exchange for its return of AeroGrow stock. If the market value of AeroGrow common stock issued to Source Plus is less than $155,000 one year after the closing of the Capital Raise, then AeroGrow has agreed to pay such difference to Source Plus in cash within sixty days following the one year date, plus interest at 5% per annum. Further, in return for a $0.50 per unit price concession from Mingkeda for products AeroGrow has purchased, AeroGrow issued 10,000 shares of its common stock to Mingkeda in October 2005 with an estimated market value of $5.00 per share. These shares are subject to the same selling restrictions as the stock issued to Source Plus. Prior to the closing of the Merger, AeroGrow expects Source Plus and Mingkeda to execute a new lock-up agreements. AeroGrow recorded a $50,000 expense for inventory which AeroGrow will charge to cost of sales at a rate of $0.50 per unit for each unit sold or one year, whichever occurs sooner.

      The new agreement provides for payment of the purchase price of products manufactured by Mingkeda as follows: 30% paid twenty-five days prior to shipment, 50% paid upon shipment and the remaining 20% paid twenty days after shipment. AeroGrow has also agreed to pay to Source Plus a commission of 2% of the total purchases of the product with such payments to be made using the same proportions as AeroGrow's payments to Mingkeda. Mingkeda will manufacture and ship the products as and when required by AeroGrow and will maintain an agreed level of quality. Mingkeda has agreed to develop sufficient capacity to manufacture up to 30,000 kitchen garden systems per month. AeroGrow will have the right to audit Mingkeda's manufacturing performance periodically and maintain an agent in the Mingkeda plant to inspect its production. AeroGrow believes that its products will be manufactured to the highest quality standards at acceptable costs.

      Public Relations Program. During the first quarter of 2006, AeroGrow plans to initiate a major public relations program designed to gain broad exposure for AeroGrow and its kitchen garden systems through news stories:

      o     on radio and television,

      o     in food and gardening sections of newspapers,

      o     in food and gardening magazines, and

      o     on the Internet.

      AeroGrow's products will also be sent to selected major food and gardening editors, other recognized gardening and cooking authorities and celebrities to familiarize them with its products. AeroGrow has signed a letter agreement with Patrice Tanaka & Company, Inc. to manage its public relations activities. This agreement is cancelable by either party at any time. AeroGrow have agreed that 25% of Tanaka's hourly compensation will be paid in shares of its common stock at the then current market value. AeroGrow currently estimates that the total compensation payable to Tanaka during the term of this agreement will be approximately $80,000. Prior to closing the Merger, AeroGrow expects Tanaka to execute a lock-up agreement.

      Direct Response Marketing and Sales. In connection with its public relations campaign AeroGrow will begin testing various direct marketing advertisements including:

      o     60-second television commercials,

      o     30-minute infomercials,

      o     home shopping networks, and

      o     print and Internet advertising.

      AeroGrow will develop a plan based on the results of this testing to generate direct sales nationally in the experienced gardener market, the "want-to-be" gardener market, the kitchen products and small appliance markets and the office and home decor markets.

      AeroGrow receives the full retail selling price for its products when AeroGrow market directly to consumers, which yields higher gross profit margins than sales made at wholesale prices. However, the gross margins for direct-to-consumer sales have a higher marketing cost associated with them. Accordingly, the level of product awareness achieved by these direct marketing programs will depend on the level of consumer response generated by AeroGrow's advertisements. The consumer response, in turn, generates revenues which allow AeroGrow to maintain higher levels of media expenditures.

      AeroGrow entered into an agreement with Respond2, Inc. to develop and produce one 30-minute infomercial and 60-second television commercials. AeroGrow has agreed to pay to Respond2 a creative fee of $15,000 in cash plus $15,000 in shares of its common stock valued at $5.00 per share. AeroGrow also agreed to pay to Respond2 all actual production costs approved by us, currently estimated at approximately $400,000, and a profit percentage equal to 33% of the production costs. AeroGrow currently anticipates that these production costs will be paid prior to closing of the Merger. To the extent such costs remain unpaid, AeroGrow will use a portion of the Capital Raise proceeds to pay these costs. The profit percentage will be paid in shares of AeroGrow's common stock valued at 80% of the then current market price. AeroGrow currently estimate that the total compensation payable to Respond2 during the term of this agreement will be approximately $415,000 and AeroGrow will issue an aggregate of 30,000 shares of common stock to Respond2 assuming a market price of $5.00 per share during the term of the agreement. Prior to closing of the Merger, AeroGrow expects Respond2 to execute a lock-up agreement.

      AeroGrow intends to launch its products nationally through direct response marketing channels and to maintain a dedicated e-commerce website. AeroGrow plans to initially allocate $1.9 million to purchase television time for direct response advertising, $200,000 to purchase print advertisements in newspapers and magazines and $50,000 to maintain its website.

      Retail Marketing and Sales. During the twelve months of operations following the Merger, AeroGrow plans to expand the distribution of its products to additional channels including:

      o     television shopping networks,

      o     catalog companies, and

      o specialty retailers including cooking and gourmet, gardening and housewares.

      AeroGrow intends to develop a nationwide network of manufacturer sales representatives with experience in each of these retail categories to manage sales activities for these channels. These sales representatives will be independent contractors compensated by commission based on the sales they generate. Although AeroGrow's gross profit margins will be lower when selling through retail channels, AeroGrow will not incur the relatively higher advertising costs associated with its direct response marketing. AeroGrow's ability to establish and maintain sales through retail channels will depend on the success of its public relations and direct marketing campaigns in generating awareness for its products, the retailers' ability and willingness to merchandise its products and consumer acceptance for its kitchen garden systems.

      Distribution. AeroGrow's kitchen garden systems will be shipped from its manufacturer in China primarily via ocean cargo to a fulfillment center in Reno, Nevada. Its seed pods will be shipped from its manufacturing facility in Longmont, Colorado, to the fulfillment center. AeroGrow has contracted with Innotrac Corporation, a Georgia corporation, to fulfill, store and ship its products. Innotrac will provide warehousing, order packing and shipping for the products sold through both its direct response channels and retail channels on primarily a variable cost basis. The proceeds AeroGrow will pay to Innotrac will depend on the number of units sold and will be paid from the net profits from sales. Innotrac will also provide payment processing, database management and customer support services for the direct response sales. The contract with Innotrac is for an initial term of three years, but provides for termination by either party on ninety days' written notice.

      AeroGrow are negotiating with a telemarketing company to provide operators who will take calls from consumers responding to its direct response marketing. These orders and the orders received on its website will be provided to Innotrac once each day to be fulfilled.

      International Sales. Once AeroGrow has established consumer acceptance of its products in the United States, it intends to actively seek to establish international distributors in key markets in Europe and Asia. Its goal is to partner with successful distribution companies that possess both direct and retail marketing experience. These partnerships will most likely be in the form of exclusive distributor or licensing agreements tied to performance criteria. AeroGrow anticipates that such distributors will modify AeroGrow's marketing and advertising materials developed for United States' markets for use in their respective markets.

      Inflation and Seasonality. AeroGrow does not expect inflation to have a significant effect on its operations in the foreseeable future. Because its kitchen garden systems are designed for an indoor gardening experience, it is possible that AeroGrow may experience slower sales in the United States during April through September when its consumers may tend to garden outdoors. However, AeroGrow currently anticipates increased sales during the holiday season in the fourth calendar quarter and in the first calendar quarter due to additional marketing AeroGrow plans to undertake.

Research and Development

      During the year ended December 31, 2004, AeroGrow incurred $333,253 in research and development costs. During the year ended December 31, 2003, AeroGrow incurred $344,164 in research and development costs. From January 1 through September 30, 2005, AeroGrow incurred $429,597 in research and development costs. AeroGrow initially focused its efforts on determining if an aeroponic product could be developed for consumer use in the home at attractive prices. AeroGrow then focused on developing the design, technology and various prototype models. In addition, AeroGrow set up a greenhouse and laboratory to measure the success of growing herbs, vegetables and flowers with various seeds, cuttings and nutrients under different lighting conditions. Finally, AeroGrow filed patent applications for the technology used in its kitchen garden systems.

      In the next twelve months AeroGrow intends to continue researching and developing new product designs and product extensions including, but not limited to, nutrient delivery systems and additional seed varieties for its seed kits.

Off-Balance Sheet Arrangements

      AeroGrow has certain current commitments under operating leases and has not entered into any capital leases or contracts for financial derivative instruments such as futures, swaps and options.

Critical Accounting Policies and Estimates

      Significant estimates include valuation of AeroGrow's non-monetary transactions in connection with issuances of common stock and common stock warrants and options. This estimate has had a material or substantial effect upon AeroGrow's operations.

                  AEROGROW'S SECURITIES AND STOCKHOLDER MATTERS

Market for Common Equity

      Currently, there is no public trading market for AeroGrow's securities and there can be no assurance that any market will develop. If a market develops for AeroGrow's securities, it will likely be limited, sporadic and highly volatile. AeroGrow does not have any agreements with market makers regarding the trading of AeroGrow's shares, but at some time in the future a market maker may make application for listing AeroGrow's shares on the OTC BB.

      The shares of AeroGrow's common stock may not be quoted on the NASD Over-the-Counter Bulletin Board ("OTC BB") immediately following the Merger. Following the Merger, AeroGrow intends to cooperate with the filing of a Form 211 by an NASD member and use its commercially reasonable efforts to have its shares of common stock commence quotation of the OTC BB. However, there can be no assurance that the shares of AeroGrow common stock will become quoted on the OTC BB. Furthermore, even if the shares of AeroGrow common stock are quoted on the OTC BB, there can be no assurance that an active trading market will develop for such shares. If an active public trading market does not develop or continue, you may have limited liquidity and may be forced to hold your shares of AeroGrow's common stock for an indefinite period of time. Further, the prices and volume of trading in AeroGrow's common stock may be adversely affected if its securities are not listed or quoted.

      If a trading market develops, of which there can be no assurance, management anticipates that AeroGrow's shares may be subject to Rule 15g-1 through Rule 15g-9, which provides, generally, that for as long as the bid price for the shares is less than $5.00, they will be considered low priced securities under rules promulgated under the Securities Exchange Act of 1934. Under these rules, broker-dealers participating in transactions in low priced securities must first deliver a risk disclosure document which describes the risks associated with such stocks, the broker-dealer's duties, the customer's rights and remedies, and certain market and other information, and make a suitability determination approving the customer for low priced stock transactions based on the customer's financial situation, investment experience and objectives. Broker-dealers must also disclose these restrictions in writing to the customer and obtain specific written consent of the customer, and provide monthly account statements to the customer. Under certain circumstances, the purchaser may enjoy the right to rescind the transaction within a certain period of time. Consequently, so long as the common stock is a designated security under the Rule, the ability of broker-dealers to effect certain trades may be affected adversely, thereby impeding the development of a meaningful market in the common stock. The likely effect of these restrictions will be a decrease in the willingness of broker-dealers to make a market in the stock, decreased liquidity of the stock and increased transaction costs for sales and purchases of the stock as compared to other securities.

Shares Available for Future Sale

      Prior to the Merger there has not been any public market for AeroGrow's common stock or and AeroGrow cannot predict the effect, if any, that market sales of shares of its common stock or the availability of shares of its common stock for sale will have on the market price of its common stock or prevailing from time to time. Nevertheless, sales of substantial amounts of AeroGrow's common stock in the public market, or the perception that such sales could occur, could adversely affect the market price of its securities and could impair its future ability to raise capital through the sale of equity securities. There will be a significant number of shares of common stock eligible for future sale and this may hurt the market price of its securities.

      As of December 30, 2005, without giving effect to the Capital Raise, AeroGrow had 5,008,944 shares of common stock outstanding, of which 544,228 shares may be sold immediately after the Merger without restriction. Except to the extent otherwise agreed to by the Company and AeroGrow, the remaining 4,464,716 shares will be subject to lock-up agreement for such periods of time to be agreed upon by the Company and AeroGrow. The shares of AeroGrow's common stock underlying the Convertible Notes, Debt Warrants and Conversion Warrants are required to be registered for resale by AeroGrow following the Merger and are not subject to any lock up agreements. As part of the Capital Raise, AeroGrow has agreed to register for resale the Investor Shares issued in the Capital Raise (together with the shares of AeroGrow Common Stock underlying the Investor Warrants) on a registration statement to be filed with the SEC. In the event such registration statement is filed, the shares of AeroGrow Common Stock issued to the Company's stockholders in connection with the Merger will be included on such registration statement, and such shares are not subject to lock up agreements (other than the shares held by KRM Fund). There can be no assurance that the shares of AeroGrow Common Stock received by the Company's stockholders in connection with the Merger will become registered under the Securities Act.

      As of December 30, 2005, AeroGrow had committed to issue up to 3,807,727 additional shares of common stock under the terms of outstanding convertible notes, warrants, options and other arrangements ("Derivative Securities"). Except to the extent otherwise agreed to by the Company and AeroGrow, and except for AeroGrow's common stock underlying the Convertible Notes, Debt Warrants, Conversion Warrants and Agent Warrants, the shares of AeroGrow common stock underlying the Derivative Securities will be subject to lock up agreements.

Transfer Agent and Registrar

      AeroGrow appointed Corporate Stock Transfer, Denver, Colorado, as its registrar and transfer agent and registrar of its common stock. The mailing address of Corporate Stock Transfer is 3200 Cherry Creek South Drive, Denver, Colorado 80209-3246.

Shareholder Action

      Under AeroGrow's bylaws, the affirmative vote of the holders of a majority of the shares of common stock represented at a meeting at which a quorum is present is sufficient to authorize, ratify or consent to any action required by the common shareholders, except as otherwise provided by the Nevada General Corporation Law. Under the Nevada General Corporation Law and AeroGrow's bylaws, AeroGrow's shareholders may also take actions by written consent without holding a meeting. The written consent must be signed by the holders of at least a majority of the voting power, except that if a different proportion of voting power is required for a specific action, then that proportion. If this occurs, AeroGrow is required to provide prompt notice of any corporate action taken without a meeting to its shareholders who did not consent in writing to the action.

Anti-takeover Provisions

      AeroGrow's articles of incorporation and the Nevada General Corporation Law include a number of provisions that may have the effect of encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with its board of directors rather than pursue non-negotiated takeover attempts. AeroGrow believes that the benefits of these provisions outweigh the potential disadvantages of discouraging these proposals because, among other things, negotiation of the proposals might result in an improvement of their terms. AeroGrow's articles of incorporation authorize the issuance of preferred stock. AeroGrow's board of directors can set and determine the voting, redemption, conversion and other rights relating to any series of preferred stock. In some circumstances, AeroGrow could issue preferred stock to prevent a merger, tender offer or other takeover attempt which AeroGrow's board of directors opposes.

                       DESCRIPTION OF AEROGROW SECURITIES

General

      AeroGrow's articles of incorporation provide that it is authorized to issue up to 75,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. As of December 30, 2005, AeroGrow had 5,008,944 shares of common stock issued and outstanding and held of record by 447 shareholders, and no shares of preferred stock were issued and outstanding. AeroGrow also had issued options to purchase 204,869 shares of common stock, warrants to purchase 1,947,858 shares of common stock and notes convertible into 750,000 shares of its common stock. AeroGrow was also committed to issued conversion warrants upon the conversion of the convertible notes which are exercisable for 600,000 shares of its common stock. Nevada law allows AeroGrow board of directors to issue shares of common stock and preferred stock up to the total amount of authorized shares without obtaining the prior approval of shareholders.

      The following description of AeroGrow's common stock, preferred stock, convertible notes and various warrants summarizes the material provisions of each and is qualified in its entirety by the provisions of AeroGrow's articles of incorporation, bylaws, convertible notes and warrant agreements, copies of which will be provided by us upon request. See "Where You Can Find Additional Information."

Common Stock

      As holders of AeroGrow's outstanding common stock, your rights and privileges in general will be as follows:

      o the right to one vote for each share held of record on all matters submitted to a vote of the stockholders, including the election of directors,

      o no cumulative voting rights, which means that holders of a majority of shares outstanding can elect all of AeroGrow's directors,

      o the right to receive ratably dividends when, if and as may be declared by AeroGrow's board of directors out of funds legally available for such purposes, subject to the senior rights of any holders of preferred stock then outstanding,

      o the right to share ratably in the net assets legally available for distribution to common stockholders after the payment of AeroGrow's liabilities on its liquidation, dissolution and winding-up, and

      o no preemptive or conversion rights or other subscription rights, and no redemption privileges.

      All outstanding shares of AeroGrow's common stock are fully paid and nonassessable.

Preferred Stock

      AeroGrow's preferred stock may be issued from time to time by its board of directors, without further action by its stockholders, in one or more series. The board can fix the relative designations, preferences, priorities, powers and other special rights for each series of preferred stock.

      AeroGrow believes that the preferred stock will provide it with increased flexibility in structuring possible future financings and acquisitions and in meeting other corporate needs that might arise. Although AeroGrow's board of directors currently has no intention to issue preferred stock, in the event of any issuance, its common stockholders will not have any preemptive or similar rights to acquire any of the preferred stock. Issuances of preferred stock could:

      o     dilute the voting power of common stockholders,

      o     adversely affect the voting power of common stockholders,

      o adversely affect the likelihood that common stockholders will receive dividend payments and payments on liquidation, and

      o have the effect of delaying or preventing a change in shareholder and management control.

Redeemable 2005 Warrants

      In June, July, August and September 2005, AeroGrow sold in a private placement debt offering to accredited investors 300 units consisting of convertible notes, described below, and its redeemable 2005 warrants. The redeemable 2005 warrants are exercisable for the purchase of an aggregate 600,000 shares of its common stock, assuming an exercise price of $5.00 per share.

      The redeemable 2005 warrants are exercisable in whole at any time or in part from time to time prior to September 13, 2010, at an exercise price of $5.01 per share. Upon the expiration of the warrant exercise period, unless extended, each redeemable 2005 warrant will expire and become void and of no value.

      The holder of each redeemable 2005 warrant is entitled, upon payment of the exercise price, to purchase one share of AeroGrow's common stock. The number and kind of securities or other property for which the redeemable 2005 warrants are exercisable are subject to adjustments in certain events such as mergers, reorganizations or stock splits, to prevent dilution. AeroGrow may redeem the 2005 redeemable warrants at any time on fifteen days' prior written notice at a redemption price of $0.0001 per share of common stock underlying the warrant, provided an effective registration statement is in effect covering the common shares underlying the warrant, and further provided that for a period of not less than twenty consecutive trading days the closing bid price as quoted on the Nasdaq Capital Market or NASD OTC Bulletin Board has been at least $7.50 per share of common stock and the average daily trading volume exceeds 50,000 shares per day. All of the outstanding redeemable 2005 warrants must be redeemed if any are redeemed. The holders of the redeemable 2005 warrants will not possess the rights that AeroGrow's shareholders have unless and until the holders exercise the redeemable 2005 warrants and then only as a holder of the common stock.

Convertible Notes and Conversion Warrants

      AeroGrow issued $3,000,000 in aggregate principal face amount of 10% unsecured convertible notes as part of its debt offering in June, July, August and September 2005 along with the redeemable 2005 warrants described above. The principal amount is convertible into its common stock at the option of the note holders, at any time, at a conversion price equal to $4.00 per share. Assuming a conversion price of $4.00 per share AeroGrow would issue 750,000 shares of common stock if all notes are converted. If not converted, these notes and all accrued interest are repayable on demand by the note holders at any time after June 30, 2006. The notes bear interest at the rate of 10% annually which is payable quarterly beginning September 30, 2005. The principal is due on June 30, 2006. AeroGrow may not prepay the notes without the holder's prior consent.

      On conversion of the notes each holder shall also receive five-year warrants to purchase 2,000 shares of common stock for each $10,000 principal amount converted. These conversion warrants may be exercised at any time at an exercise price equal to $6.00 per share. AeroGrow may not redeem these conversion warrants.

Placement Agent Warrants

      In connection with its services as placement agent for AeroGrow's 2005 debt offering of units consisting of convertible notes and redeemable 2005 warrants, AeroGrow agreed to sell to Keating Securities five-year warrants to purchase 60,000 shares of AeroGrow's common stock at the rate of 200 shares of common stock for every warrant sold. These warrants will be exercisable at any time after September 13, 2006, at a price equal to $6.00 per share on a net-issuance or cashless basis.

$10.00 Redeemable Warrants and $15.00 Redeemable Warrants

      In 2004 AeroGrow completed a Colorado registered offering of 544,228 shares of its common stock, redeemable warrants to purchase 390,880 shares of its common stock at an exercise price of $10.00 and redeemable warrants to purchase 390,880 shares of its common stock at an exercise price of $15.00. The $10.00 redeemable warrants and $15.00 redeemable warrants became exercisable on July 1, 2005, provided that at least 100 shares must be purchased on each exercise. These warrants expire on December 31, 2007.

      AeroGrow may redeem all of these warrants at any time after its common stock is quoted on the OTC BB or a recognized exchange on fifteen days' prior written notice at a redemption price of $0.05 per share, provided that the closing bid or sale price of its common stock exceeds $12.50 per share for the $10.00 redeemable warrants and $17.50 per share for the $15.00 redeemable warrants for 20 consecutive trading days ending within 15 days of the date the notice of redemption is given.

$5.00 Non-Redeemable Warrants, $2.50 Non-Redeemable Warrants and $1.25 Non-Redeemable Warrants

      From December 2002 through July 2004 AeroGrow sold in a private placement:

      o $5.00 non-redeemable warrants to purchase 30,000 shares of its common stock at an exercise price of $5.00 per share which are all currently exercisable,

      o $2.50 non-redeemable warrants to purchase 486,098 shares of its common stock at an exercise price of $2.50 per share of which warrants are currently exercisable for 456,098 shares, and

      o $1.25 non-redeemable warrants to purchase 160,000 shares of its common stock at an exercise price of $1.25 per share of which warrants are currently exercisable for 20,000 shares.

      These warrants expire on December 31, 2005, and a number of these warrants were exercised on December 31, 2005.

Registration Rights

      Each share of AeroGrow Common Stock issued to the Company's stockholders in connection with the Merger will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act of 1933, as amended ("Securities Act") or an available exemption therefrom. The Merger Agreement, however, contains piggy-back registration rights provisions that allow each Company shareholder to include their shares in any registration statement filed for the public offering or resale of its securities in the future, subject to the conditions set forth in the Merger Agreement.

      As part of the Capital Raise, AeroGrow has agreed to register for resale the Investor Shares issued in the Capital Raise (together with the shares of AeroGrow Common Stock underlying the Investor Warrants) on a registration statement to be filed with the SEC. In the event such registration statement is filed, the shares of AeroGrow Common Stock issued to the Company's stockholders in connection with the Merger will be included on such registration statement. The shares of AeroGrow's common stock underlying the Convertible Notes, Debt Warrants and Conversion Warrants are also required to be registered for resale by AeroGrow following the Merger. There can be no assurance that any of the foregoing shares of AeroGrow Common Stock will become registered under the Securities Act.

                              AVAILABLE INFORMATION

      Please read all the sections of this Information Statement carefully. The Company is subject to the reporting and informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

      The following documents, which are on file with the Commission (Exchange Act File No. 0-50888) are incorporated in this Information Statement by reference and made a part hereof:

      (i) Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004.

      (ii) Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005.

      All documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Actions becoming effective shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

      The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 936A Beachland Boulevard, Suite 13, Vero Beach, Florida 32963 or (772) 231-7544.

                                        By Order of the Board of Directors


                                        /s/Kevin R. Keating
                                        ----------------------------------
                                        Kevin R. Keating, Secretary

Vero Beach, Florida
January 13, 2006

Appendix A - Agreement and Plan of Merger

Appendix B - Form of Investment Representation Letter

Appendix C - Appraisal Rights Provisions under Delaware Law

Appendix D - Audited Financial Statement of Aero Grow International, Inc. for the Years ended December 31, 2003 and 2004 and Unaudited Financial Statements of Aero Grow International, Inc. for the Nine-Months Ended September 30, 2005

Appendix E - Pro Forma Financial Statements as of December 31, 2004 and September 30, 2005

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN

                                WENTWORTH I, INC.

                                       AND

                          AERO GROW INTERNATIONAL, INC.

                          DATED AS OF JANUARY 12, 2006

                          AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of January 12, 2006, by and between Aero Grow International, Inc., a Nevada corporation ("AeroGrow"), and Wentworth I, Inc., a Delaware corporation ("Company"). Each of the stockholders of the Company shall be referred to herein collectively as the "Stockholders" and individually as the "Stockholder".

                                    RECITALS

      A. Upon the terms and subject to the conditions of this Agreement (as defined in Section 1.2) and in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and the Nevada General Corporation Law (the "NGCL"), AeroGrow and the Company intend to enter into a business combination transaction by means of a merger between AeroGrow and the Company in which AeroGrow will merge with the Company and be the surviving entity, through an exchange of all the issued and outstanding shares of capital stock of the Company for shares of common stock of AeroGrow.

      B. The Board of Directors of the Company and AeroGrow have determined that the Merger (as defined in Section 1.1) is fair to, and in the best interests of, their respective companies and their respective stockholders.

      C. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

      NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   THE MERGER

      1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the DGCL and NGCL, the Company shall be merged with and into AeroGrow (the "Merger"), the separate corporate existence of the Company shall cease and AeroGrow shall continue as the surviving corporation. AeroGrow as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation." The Merger is hereinafter sometimes referred to as the "Transaction."

      1.2 Effective Time; Closing. Subject to the conditions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing with the Secretary of State of the States of Delaware and Nevada, in accordance with the relevant provisions of the DGCL and NGCL a Certificate of Merger and/or Articles of Merger (the "Certificate of Merger") (the time of such filing with the Secretary of State of the States of Delaware and Nevada, or such later time as may be agreed in writing by the Company and AeroGrow and specified in the Certificate of Merger, being the "Effective Time") as soon as practicable on or after the Closing Date (as herein defined). The term "Agreement" as used herein refers to this Agreement and Plan of Merger, as the same may be amended from time to time, and all schedules hereto (including the Company Schedule and AeroGrow Schedule). Unless this Agreement shall have been terminated pursuant to
Section 8.1, the closing of the Merger (the "Closing") shall take place at the offices of the Company at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the "Closing Date").

      1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL and NGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company shall vest in AeroGrow, and all debts, liabilities and duties of the Company shall become the debts, liabilities and duties of AeroGrow.

      1.4 Certificate of Incorporation; Bylaws.

            (a) At the Effective Time, the Articles of Incorporation of AeroGrow shall continue to be the Articles of Incorporation of AeroGrow until thereafter amended as provided by law and such Articles of Incorporation of AeroGrow.

            (b) The Bylaws of AeroGrow shall continue to be the Bylaws of AeroGrow.

      1.5 Directors and Officers. The directors of AeroGrow shall continue to be the directors of AeroGrow immediately after the Effective Time. The officers of AeroGrow shall continue to be the officers of AeroGrow immediately after the Effective Time.

      1.6 Effect on Capital Stock. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and this Agreement and without any action on the part of the Company or the Stockholders, the following shall occur:

            (a) Conversion of Company Common Stock. Each share of common stock, par value $0.01 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time, other than any shares of Company Common Stock to be canceled pursuant to Section 1.6(b), will be automatically converted into the right to receive on the Closing Date 0.151813 share of common stock, par value $0.001 per share, of AeroGrow (the "AeroGrow Common Stock") (the "Exchange Ratio") upon surrender of the certificate representing such share of Company Common Stock in the manner provided in
Section 1.7 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in
Section 1.9). If any shares of Company Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with the Company, then the shares of AeroGrow Common Stock issued in exchange for such shares of Company Common Stock will also be unvested or subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of AeroGrow Common Stock may accordingly be marked with appropriate legends. The Company shall take all action that may be necessary to ensure that, from and after the Effective Time, AeroGrow is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement.

            (b) Cancellation of Company-Owned Stock. Each share of Company Common Stock held by the Company or owned by AeroGrow or any direct or indirect wholly-owned subsidiary of the Company or of AeroGrow immediately prior to the Effective Time shall be canceled and extinguished without any conversion or payment in respect thereof.

            (c) Adjustments to Exchange Ratio. The Exchange Ratio shall also be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into AeroGrow Common Stock or Company Common Stock), extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to AeroGrow Common Stock or Company Common Stock occurring on or after December 30, 2005 and prior to the Effective Time.

            The Exchange Ratio set forth above is based on: (i) the number of shares of AeroGrow Common Stock outstanding on a fully diluted basis, including the Conversion Warrants (as defined herein) and shares and options to be issued under certain Equity Commitments (as defined herein), as of December 30, 2005 ("Fully Diluted Common Stock"); and (ii) the issuance by AeroGrow of shares of AeroGrow Common Stock with attached warrants for aggregate gross proceeds of $10,000,000 in connection with the private placement offering to be completed by AeroGrow in connection with the Merger ("Equity Financing"). In the event that:
(i) the number of shares of Fully Diluted Common Stock increases or decreases from December 30, 2005 through the Closing (other than as a result of the Equity Financing); or (ii) the gross proceeds raised in the Equity Financing are less than $10,000,000, then the Exchange Ratio shall be adjusted ratably such that the holders of the Company Common Stock, immediately after the closing of the Merger and the Equity Financing shall hold Y% of AeroGrow Common Stock on a fully diluted basis (excluding any shares of AeroGrow Common Stock underlying the warrants issued to investors ("Investor Warrants") or the warrants issued to the placement agent ("Agent Warrants") in connection with the Equity Financing). For purposes of this Agreement, Y% shall be equal to the following (provided that in no case shall it be less than 2.5% or greater than 5%):

                            Y% = 5% x (N/$10,000,000)

      Where: N = Aggregate gross proceeds raised by AeroGrow in the Equity Financing

            (d) Fractional Shares. No fraction of a share of AeroGrow Common Stock will be issued by virtue of the Merger, and each holder of shares of Company Common Stock who would otherwise be entitled to a fraction of a share of AeroGrow Common Stock (after aggregating all fractional shares of AeroGrow Common Stock that otherwise would be received by such holder) shall, upon surrender of such holder's Certificates(s) (as defined in Section 1.7(c)) receive from AeroGrow one (1) share of AeroGrow Common Stock.

      1.7 Surrender of Certificates.

            (a) Exchange Agent. Corporate Stock Transfer, Inc., AeroGrow's transfer agent and registrar, shall be designated by the parties hereto to act as the exchange agent (the "Exchange Agent") in the Merger.

            (b) AeroGrow to Provide Common Stock. Promptly after the Effective Time, and in no event more than three (3) business days thereafter, AeroGrow shall make available to the Exchange Agent, for exchange in accordance with this
Article I, the shares of AeroGrow Common Stock issuable pursuant to Section 1.6 in exchange for outstanding shares of Company Common Stock and any dividends or distributions to which holders of shares of Company Common Stock may be entitled pursuant to Section 1.7(d).

            (c) Exchange Procedures. Promptly after the Effective Time, and in no event more than three (3) business days thereafter, AeroGrow shall cause the Exchange Agent to mail to each holder of record (as of the Effective Time) of a certificate or certificates (the "Certificates"), which immediately prior to the Effective Time represented outstanding shares of Company Common Stock whose shares were converted into the right to receive shares of AeroGrow Common Stock pursuant to Section 1.6: (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall contain such other customary provisions as AeroGrow may reasonably specify), (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of AeroGrow Common Stock and any dividends or other distributions pursuant to Section 1.7(d), and
(iii) an investment representation letter containing such warranties, representations and agreements by holder as set forth in Section 1.12. Upon surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by AeroGrow, together with such letter of transmittal and investment representation letter, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor certificates representing the number of shares of AeroGrow Common Stock into which their shares of Company Common Stock were converted into the right to receive at the Effective Time and any dividends or distributions payable pursuant to Section 1.7(d), and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, to evidence only the right to receive the applicable number of shares of AeroGrow Common Stock issuable pursuant to Section 1.6(a).

            (d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the date of this Agreement with respect to AeroGrow Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered Certificates with respect to the shares of AeroGrow Common Stock to be issued upon surrender thereof until the holders of record of such Certificates shall surrender such Certificates. Subject to applicable law, following surrender of any such Certificates with a properly completed letter of transmittal and investment representation letter, the Exchange Agent shall promptly deliver to the record holders thereof, without interest, certificates representing shares of AeroGrow Common Stock issued in exchange therefor and the amount of any such dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of AeroGrow Common Stock.

            (e) Transfers of Ownership. If certificates representing shares of AeroGrow Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to AeroGrow or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing shares of AeroGrow Common Stock in any name other than that of the registered holder of the Certificates surrendered, or established to the satisfaction of AeroGrow or any agent designated by it that such tax has been paid or is not payable.

            (f) Required Withholding. Each of the Exchange Agent and AeroGrow shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock such amounts as are required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign tax law or under any other applicable legal requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

            (g) Termination of Exchange Agent Funding. AeroGrow Common Stock held by the Exchange Agent which have not been delivered to holders of Certificates within six months after the Effective Time shall promptly be paid or delivered, as appropriate, to AeroGrow, and thereafter holders of Certificates who have not theretofore complied with the exchange procedures outlined in and contemplated by this Section 1.7 shall thereafter look only to AeroGrow (subject to abandoned property, escheat and similar laws) only as general creditors thereof for their claim for shares of AeroGrow Common Stock and any dividends or distributions pursuant to Section 1.7(d) with respect to AeroGrow Common Stock to which they are entitled.

            (h) No Liability. Notwithstanding anything to the contrary in this
Section 1.7, neither the Exchange Agent, AeroGrow nor the Company shall be liable to a holder of shares of AeroGrow Common Stock or Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

      1.8 No Further Ownership Rights in Company Common Stock. All shares of AeroGrow Common Stock issued in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of AeroGrow of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to AeroGrow for any reason, they shall be canceled and exchanged as provided in this Article I.

      1.9 Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, certificates representing the shares of AeroGrow Common Stock which the shares of Company Common Stock formerly represented by such Certificates were converted into the right to receive pursuant to Section 1.6 and any dividends or distributions payable pursuant to Section 1.7(d); provided, however, that AeroGrow may, in its discretion and as a condition precedent to the issuance of such certificates representing shares of AeroGrow Common Stock and other distributions, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against AeroGrow or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

      1.10 Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

      1.11 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest AeroGrow with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of the Company will take all such lawful and necessary action.

      1.12 Investment Representation. All shares of AeroGrow Common Stock issued in accordance with the terms hereof shall, when issued, be restricted shares and may not be sold, transferred or otherwise disposed of by the holders thereof without registration under the Securities Act of 1933, as amended ("Securities Act") or an available exemption from registration under the Securities Act. The certificates representing the shares of AeroGrow Common Stock issued in accordance with the terms hereof will contain the appropriate restrictive legends, and AeroGrow shall issue appropriate stop-transfer instructions to the Exchange Agent with respect to such shares of AeroGrow Common Stock. Except for the representation made in Section 1.12(c)(i) regarding "accredited investor" status, as to which up to 35 holders may be permitted to not make such representation, each holder of record (as of the Effective Time) of Certificates, which immediately prior to the Effective Time represented outstanding shares of Company Common Stock whose shares were converted into the right to receive shares of AeroGrow Common Stock pursuant to Section 1.6, shall provide an investment representation letter containing, among other things, the following:

            (a) Each holder has and shall transfer, good and marketable title to the shares of Company Common Stock owned by such holder, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever ("Liens").

            (b) Each holder is acquiring the shares of AeroGrow Common Stock for investment for holder's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such holders have no present intention of selling, granting any participation in, or otherwise distributing the same. Each holder further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the shares of AeroGrow Common Stock.

            (c) Each holder understands that shares of AeroGrow Common Stock are not registered under the Securities Act, that the issuance of shares of AeroGrow Common Stock is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) thereof or such other available exemptions under the Securities Act, and that AeroGrow's reliance on such exemption is predicated on the holder's representations set forth herein. Each holder represents and warrants that: (i) he can bear the economic risk of his respective investments, and (ii) he possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in shares of AeroGrow Common Stock.

            (d) Holders acknowledge that neither the SEC, nor the securities regulatory body of any state has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

            (e) Holders acknowledge that they have carefully reviewed such information as each of them deemed necessary to evaluate an investment in shares of AeroGrow Common Stock. To the full satisfaction of each holder, he has been furnished all materials that he has requested relating to AeroGrow and the issuance of shares of AeroGrow Common Stock hereunder, and each holder has been afforded the opportunity to ask questions of AeroGrow's representatives to obtain any information necessary to verify the accuracy of any representations or information made or given to the holders. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of AeroGrow set forth in this Agreement, on which each of the holders has relied in making an exchange of his shares of AeroGrow Common Stock.

            (f) Each holder understands that shares of AeroGrow Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an available exemption therefrom, and that in the absence of an effective registration statement covering shares of AeroGrow Common Stock or any available exemption from registration under the Securities Act, the shares of AeroGrow Common Stock may have to be held indefinitely.

            (g) Each holder agrees to be bound by the terms and conditions applicable to them under Section 1.13 hereof and, upon execution of the foregoing investment representation, each such Holder shall be a third-party beneficiary to the provisions contained in Section 1.13 and may enforce such provisions as if such Holder was a signatory to this Agreement. In the event, the holder does not agree to be bound by the terms and conditions under Section
1.13 hereof or otherwise fails to return a duly executed investment representation letter to the Exchange Agent within thirty (30) days following the Closing, such holder shall not be afforded the rights to include his shares of AeroGrow Common stock in the Registration Statement. Each holder acknowledges and agrees that there can be no assurance that his shares of AeroGrow Common Stock will become registered under the Securities Act.

            (h) The representations, warranties and agreements of each holder contained in the investment representation letter shall survive the Closing of the Transaction.

      1.13 Registration Statement. Whenever AeroGrow proposes to register any of its securities under the Securities Act (other than a registration on Form S-4 or S-8 or any successor or similar forms) (the "Registration Statement"), AeroGrow shall give prompt written notice (but in no event less than fifteen
(15) days before the anticipated filing date) to all holders of Registrable Securities (as defined below), and such notice shall describe the proposed registration and distribution and offer to all holders of Registrable Securities the opportunity to register for re-offer and re-sale the number of Registrable Securities as each such holder may request. AeroGrow shall include in such registration all Registrable Securities with respect to which AeroGrow has received written requests for inclusion therein within ten (10) days after the holders' receipt of AeroGrow's notice. For purposes hereof, "Registrable Securities" shall mean the shares of AeroGrow Common Stock into which the shares of Company Common Stock were converted into the right to receive at the Effective Time, upon the holder being entitled to the right to receive certificates representing such AeroGrow Common Stock after complying with the provisions of Section 1.7(d) hereof (or subsequent holders, referred to together as the "Holders").

            (a) AeroGrow shall use its reasonable commercial efforts to keep the Registration Statement which registers the Registrable Securities pursuant hereto effective and the related prospectus current until the earlier of: (i) the date by which all of the Registrable Securities has been sold, or (ii) the date on which all Registrable Securities may be sold without restriction under Rule 144(k) promulgated under the Securities Act.

            (b) AeroGrow shall notify each Holder of such Registrable Securities as expeditiously as possible following the effectiveness of the Registration Statement on which the Registrable Securities are registered, and/or of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus. If the prospectus is amended to comply with the requirements of the Securities Act, the Holders, if requested by AeroGrow, shall immediately cease making offers of the Registrable Securities and return all prospectuses to AeroGrow, and AeroGrow shall promptly provide the Holders with revised prospectuses to enable the Holders to resume making offers of the Registrable Securities. AeroGrow shall promptly notify the Holders, if after delivery of a prospectus to the Holders, that, in the judgment of AeroGrow, it is advisable to suspend use of the prospectus delivered to the Holders due to pending material developments or other events that have not yet been publicly disclosed and as to which AeroGrow believes public disclosure would be detrimental to AeroGrow. Upon receipt of such notice, each such Holder shall immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Holder has received copies of a supplemented or amended prospectus or until such Holder is advised in writing by AeroGrow that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, AeroGrow shall not exercise its rights under this subsection to suspend sales of Registrable Securities for a period in excess of 60 days in any 365-day period.

            (c) AeroGrow shall indemnify the Holders of the Registrable Securities to be sold pursuant to the Registration Statement hereunder, the officers and directors of each Holder, each underwriter of such Registrable Securities and each person, if any, who controls such Holders or underwriters within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any state securities law or regulation, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between
(A) the indemnified party and any third party or otherwise or (B) the indemnitor and the indemnified party only with respect to an action or proceeding to enforce the indemnification provisions of this Section 1.13(c) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under the laws of any of the United States or foreign countries, arising from the Registration Statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (x) any preliminary prospectus, the Registration Statement or prospectus (as from time to time each may be amended and supplemented); (y) any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Registrable Securities; or (z) any application or other document or written communication (collectively called "application") executed by AeroGrow or based upon written information furnished by AeroGrow in any jurisdiction in order to qualify the Registrable Securities under the securities laws thereof or filed with the SEC, any state securities commission or agency or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to AeroGrow by and with respect to such Holders ("Holder Information") expressly for use in any preliminary prospectus, the Registration Statement or prospectus, or any amendment or supplement thereof, or in any application, as the case may be, or unless the indemnities failed to deliver a final prospectus in which the material misstatement or omission was corrected. Subject to the foregoing provisions of this paragraph, AeroGrow shall reimburse such Holder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. AeroGrow agrees promptly to notify such Holders of the commencement of any litigation or proceedings against AeroGrow or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Registrable Securities or in connection with the Registration Statement or prospectus.

            (d) The Holders agree to indemnify and hold harmless AeroGrow, the officers and directors of AeroGrow and each person, if any, who controls AeroGrow within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against all loss, claim, damage, expense or liability to which AeroGrow or such controlling person may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon Holder Information that is included or relied upon by AeroGrow in the Registration Statement or prospectus or any amendment or supplement thereto or in any application; and shall reimburse AeroGrow, officer, director and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided that such loss, claim, damage, expense or liability is found ultimately to arise out of or be based upon such Holder Information.

            (e) Any party entitled to indemnification hereunder ("Indemnified Party") shall permit AeroGrow to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for AeroGrow, who will conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that AeroGrow shall pay such expense if representation of such Indemnified Party by the counsel retained by AeroGrow would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall AeroGrow be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. AeroGrow is also responsible for the expenses of such defense if AeroGrow does not elect to assume such defense. AeroGrow, in the defense of any such claim or litigation may not, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party may consent to entry of any judgment or settle such claim or litigation without the prior written consent of AeroGrow, which consent may not be unreasonably withheld.

            (f) AeroGrow agrees that during the period commencing on the effectiveness of any registration statement with respect to AeroGrow's securities (which includes the Registrable Securities) and continuing until the Holder can sell his Registrable Securities without restriction under Rule 144(k) promulgated under the Securities Act and all restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for such certificates is removed, it shall timely file all reports due pursuant to the Exchange Act and it shall not terminate its obligation to file periodic reports under the Exchange Act or Securities Act.

            (g) Notwithstanding anything to the contrary contained herein, such registration is not required to be continued or filed after the date on which all Registrable Securities may be sold without restriction under Rule 144(k) promulgated under the Securities Act.

            (h) The registration rights granted to the Holders inure to the benefit of all the Holder's successors, heirs, pledges, assignees, transferees and purchasers of AeroGrow Common Stock, subject to the limitations imposed by interpretations of the Commission regarding selling security holder registration statements.

            (i) Each Holder agrees and covenants that he shall promptly cooperate with all reasonable requests of AeroGrow in connection with the filing of the Registration Statement by AeroGrow, including but not limited to providing written information regarding the Holder and the distribution proposed by the Holder, and the names of the persons having dispositive and voting power over the Registrable Securities, the execution of documents required in connection with the filing or requested by the underwriter or placement agent, if any, for such filing, including but not limited to NASD questionnaires. In the event the Holder fails to provide such requested information with 10 days following the request, AeroGrow may omit the Registrable Securities of Holder from the Registration Statement.

            (j) Notwithstanding anything contained herein to the contrary, the provisions of this Section 1.13 shall survive (and not be affected in any respect by) the Closing.

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF AEROGROW

      AeroGrow hereby represents and warrants to, and covenants with, the Company, as follows:

      2.1 Organization and Qualification.

            (a) AeroGrow is a corporation duly incorporated or organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by AeroGrow to be conducted. AeroGrow is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders ("Approvals") necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by AeroGrow to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined in Section 10.2 (b)) on AeroGrow. Complete and correct copies of the articles of incorporation or organization and by-laws (or other comparable governing instruments with different names) (collectively referred to herein as "Charter Documents") of AeroGrow, as amended and currently in effect, have been heretofore delivered to the Company. AeroGrow is not in violation of any of the provisions of AeroGrow's Charter Documents.

            (b) AeroGrow is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on AeroGrow.

            (c) The minute books of AeroGrow contain true, complete and accurate records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and stockholders ("Corporate Records"), since the time of AeroGrow's organization. Copies of such Corporate Records of AeroGrow have been heretofore delivered to the Company.

            (d) The stock transfer and ownership records of AeroGrow contain true, complete and accurate records of the stock ownership as of the date of such records and the transfers involving the capital stock of AeroGrow since the time of AeroGrow's organization. Copies of such Stock Records of AeroGrow have been heretofore delivered to the Company.

      2.2 Subsidiaries. AeroGrow has no subsidiaries.

      2.3 Capitalization.

            (a) The authorized capital stock of AeroGrow consists of 75,000,000 shares of common stock, par value $0.001 per share ("AeroGrow Common Stock"), and 20,000,000 shares of preferred stock, par value $0.001 per share ("AeroGrow Preferred Stock"). As of December 30, 2005, (i) 5,008,944 shares of AeroGrow Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable; (ii) no shares of AeroGrow Preferred Stock were issued or outstanding; (iii) 204,869 shares of Common Stock were reserved for issuance upon the exercise of outstanding options to purchase AeroGrow Common Stock granted to certain employees and consultants of AeroGrow and other third parties ("AeroGrow Stock Options"), (iv) 1,947,858 shares of AeroGrow Common Stock were reserved for issuance upon the exercise of outstanding warrants to purchase AeroGrow Common Stock ("AeroGrow Warrants"), which includes 600,000 shares of AeroGrow Common Stock reserved for issuance upon the exercise of outstanding warrants issued in connection with the Convertible Notes offering ("Debt Warrants"), (v) 750,000 shares of AeroGrow Common Stock were reserved for issuance upon the conversion of outstanding convertible notes of AeroGrow ("Convertible Notes") in the aggregate principal amount of $3,000,000 ("Conversion Shares"); and (vi) 600,000 shares of AeroGrow Common Stock underlying certain warrants that will be issued by AeroGrow upon the conversion of the Convertible Notes ("Conversion Warrants"). As of December 30, 2005, AeroGrow has commitments to issue 275,000 shares of AeroGrow Common Stock and to grant options to purchase 30,000 shares of AeroGrow Common Stock to certain employees, consultants and third parties ("Equity Commitments"). For purposes of this Agreement and computation of the Exchange Ratio under Section 1.6 hereof, as of December 30, 2005, AeroGrow has 8,816,671 shares of Fully Diluted Common Stock outstanding. All shares of AeroGrow Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. Except as described in Schedule 2.3 hereto, there are no commitments or agreements of any character to which AeroGrow is bound obligating AeroGrow to accelerate the vesting of any AeroGrow Stock Option as a result of the Transaction. All outstanding securities of AeroGrow have been issued and granted in compliance with (i) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (ii) all requirements set forth in any applicable Contracts. AeroGrow has heretofore delivered to the Company true, complete and accurate copies of AeroGrow Stock Options, AeroGrow Warrants and Convertible Notes including any and all documents and agreements relating thereto.

            (b) Except as set forth in Schedule 2.3 hereto or in Section 2.3(a), there are no equity securities, partnership interests or similar ownership interests of any class of any equity security of AeroGrow, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in Schedule 2.3 hereof or as set forth in Section 2.3(a) hereof there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which AeroGrow is a party or by which it is bound obligating AeroGrow to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of AeroGrow or obligating AeroGrow to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement.

            (c) Except as contemplated by this Agreement and except as set forth in Schedule 2.3 hereto, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which AeroGrow is a party or by which AeroGrow is bound with respect to any equity security of any class of AeroGrow.

      2.4 Authority Relative to this Agreement. AeroGrow has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, to consummate the transactions contemplated hereby (including the Transaction). The execution and delivery of this Agreement and the consummation by AeroGrow of the transactions contemplated hereby (including the Transaction) have been duly and validly authorized by all necessary corporate action on the part of AeroGrow (including the approval by its Board of Directors), and no other corporate proceedings on the part of AeroGrow are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than the approval of this Agreement and the Transaction by a majority of AeroGrow's stockholders. This Agreement has been duly and validly executed and delivered by AeroGrow and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of AeroGrow, enforceable against AeroGrow in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and public policy.

      2.5 No Conflict; Required Filings and Consents.

            (a) The execution and delivery of this Agreement by AeroGrow does not, and the performance of this Agreement by AeroGrow shall not, (i) conflict with or violate AeroGrow's Charter Documents, (ii) subject to obtaining the adoption of this Agreement and the Transaction by the stockholders of AeroGrow, conflict with or violate any Legal Requirements, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair AeroGrow's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of AeroGrow pursuant to, any Contracts, except, with respect to clauses (ii) or
(iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on AeroGrow.

            (b) The execution and delivery of this Agreement by AeroGrow does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a "Governmental Entity"), except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, state securities laws ("Blue Sky Laws"), and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which AeroGrow is qualified to do business, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on AeroGrow or, after the Closing, AeroGrow, or prevent consummation of the Transaction or otherwise prevent the parties hereto from performing their obligations under this Agreement.

      2.6 Compliance. To the knowledge of AeroGrow, it has complied with and is not in violation of any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on AeroGrow. To AeroGrow's knowledge, the businesses and activities of AeroGrow have not been and are not being conducted in violation of any Legal Requirements. AeroGrow is not in default or violation of any term, condition or provision of any applicable Charter Documents or Contracts. Except as set forth on Schedule 2.6, to AeroGrow's knowledge no written notice of non-compliance with any Legal Requirements has been received by AeroGrow (and AeroGrow has no knowledge of any such notice delivered to any other Person). Except as set forth on Schedule 2.6, AeroGrow is not in violation of any term of any contract or covenant relating to employment, patents, proprietary information disclosure, non-competition or non-solicitation.

      2.7 Financial Statements.

            (a) AeroGrow has provided to the Company a correct and complete copy of the audited financial statements (including, in each case, any related notes thereto) of AeroGrow for the fiscal years ended December 31, 2003 and 2004, prepared in accordance with the published rules and regulations of any applicable Governmental Entity and with generally accepted accounting principles of the United States ("U.S. GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), were audited in accordance with the auditing standards of the Public Company Accounting Oversight Board ("PCAOB") by an independent accountant registered with PCAOB, and each fairly presents in all material respects the financial position of AeroGrow at the respective dates thereof and the results of its operations and cash flows for the periods indicated, and each does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (b) AeroGrow has provided to the Company a correct and complete copy of the unaudited financial statements (including, in each case, any related notes thereto) of AeroGrow for the three-month and nine-month periods ended September 30, 2005 and 2004, complied as to form in all material respects with, and prepared in accordance with U.S. GAAP applied on a consistent basis throughout the period involved (except as may be indicated in the notes thereto), were reviewed by an independent accountant registered with PCAOB, and such statements fairly present in all material respects the financial position of each at the dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on AeroGrow.

            (c) The books of account and other financial records of AeroGrow have been maintained in accordance with good business practice.

      2.8 No Undisclosed Liabilities. Except as set forth in Schedule 2.8 hereto, AeroGrow has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements prepared in accordance with U.S. GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of AeroGrow, except: (i) liabilities provided for in or otherwise disclosed in the interim balance sheets of AeroGrow as of September 30, 2005 prepared in accordance with U.S. GAAP, which have been delivered to the Company, and (ii) such liabilities arising in the ordinary course of AeroGrow's business since September 30, 2005, none of which would have a Material Adverse Effect on AeroGrow.

      2.9 Absence of Certain Changes or Events. Except as set forth in Schedule
2.9 hereto or in the interim balance sheets of AeroGrow as of September 30, 2005 (including the notes thereto), since September 30, 2005, there has not been: (i) any Material Adverse Effect on AeroGrow, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of AeroGrow's stock, or any purchase, redemption or other acquisition by AeroGrow of any of AeroGrow's capital stock or any other securities of AeroGrow or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of AeroGrow's capital stock, or any amendment or modification of the terms of any options, warrants or convertible securities of AeroGrow, (iv) any granting by AeroGrow of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by AeroGrow of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by AeroGrow of any increase in severance or termination pay or any entry by AeroGrow into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving AeroGrow of the nature contemplated hereby, (v) entry by AeroGrow into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property (as defined in Section 3.20 hereof) other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by AeroGrow with respect to any Governmental Entity, (vi) any material change by AeroGrow in its accounting methods, principles or practices,
(vii) any change in the auditors of AeroGrow, (vii) any issuance of capital stock, options or warrants of AeroGrow, or (viii) any revaluation by AeroGrow of any of their respective assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of AeroGrow other than in the ordinary course of business.

      2.10 Litigation. Except as disclosed in Schedule 2.10 hereto, there are no claims, suits, actions or proceedings pending, or to the knowledge of AeroGrow, threatened against AeroGrow, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on AeroGrow or have a Material Adverse Effect on the ability of the parties hereto to consummate the Transaction.

      2.11 Employee Benefit Plans.

            (a) Except as disclosed on Schedule 2.11, all employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements (whether or not set forth in a written document) covering any active or former employee, director or consultant of AeroGrow, or any trade or business (whether or not incorporated) which is under common control with AeroGrow, with respect to which AeroGrow has liability (collectively, the "Plans") has been maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Plans, and all liabilities with respect to the Plans have been properly reflected in the financial statements of AeroGrow. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Plan activities) has been brought, or to the knowledge of AeroGrow is threatened, against or with respect to any such Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of AeroGrow, threatened by any governmental agency with respect to any Plans. Except as disclosed on Schedule 2.11, all contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Plans have been timely made or accrued. Except as disclosed on Schedule 2.11, AeroGrow does not have any plan or commitment to establish any new Plan, to modify any Plan (except to the extent required by law or to conform any such Plan to the requirements of any applicable law, in each case as previously disclosed to AeroGrow in writing, or as required by this Agreement), or to enter into any new Plan. Each Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without liability to AeroGrow (other than ordinary administration expenses and expenses for benefits accrued but not yet paid).

            (b) Except as disclosed on Schedule 2.11 hereto or set forth herein in Section 2.9, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any Stockholder, director or employee of AeroGrow under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

      2.12 Labor Matters. Except as disclosed in Schedule 2.12 hereto, AeroGrow is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by AeroGrow nor does AeroGrow know of any activities or proceedings of any labor union to organize any such employees.

      2.13 Restrictions on Business Activities. Except as disclosed on Schedule
2.13 hereto, to AeroGrow's knowledge there is no agreement, commitment, judgment, injunction, order or decree binding upon AeroGrow or to which AeroGrow is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of AeroGrow, any acquisition of property by AeroGrow or the conduct of business by AeroGrow as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have a Material Adverse Effect on AeroGrow.

      2.14 Title to Property.

            (a) All real property owned by AeroGrow (including improvements and fixtures thereon, easements and rights of way) (the "Real Property") is shown or reflected on the interim balance sheets of AeroGrow prepared in accordance with U.S. GAAP. AeroGrow has good, valid and marketable fee simple title to the Real Property, and except as set forth in the financial statements of AeroGrow prepared in accordance with U.S. GAAP or on Schedule 2.14 hereto, all of the Real Property is held free and clear of (i) all leases, licenses and other rights to occupy or use the Real Property and (ii) all Liens, rights of way, easements, restrictions, exceptions, variances, reservations, covenants or other title defects or limitations of any kind, other than liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or materially interfere with the present use of the property affected thereby. Schedule 2.14 hereto is a list of all options or other contracts under which AeroGrow has a right to acquire any interest in real property.

            (b) All leases of real property held by AeroGrow and all personal property and other property and assets of AeroGrow (other than Real Property) owned, used or held for use in connection with the business of AeroGrow (the "Personal Property") are shown or reflected on the interim balance sheets of AeroGrow prepared in accordance with U.S. GAAP. AeroGrow owns and has good and marketable title to the Personal Property, and all such assets and properties are in each case held free and clear of all Liens, except for Liens disclosed in the financial statements of AeroGrow prepared in accordance with U.S. GAAP or in
Schedule 2.14 hereto, none of which Liens has or will have, individually or in the aggregate, a Material Adverse Effect on such property or on the present or contemplated use of such property in the businesses of AeroGrow.

            (c) All leases pursuant to which AeroGrow leases from others material real or personal property are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default of AeroGrow or, to AeroGrow's knowledge, any other party (or any event which with notice or lapse of time, or both, would constitute a material default), except where the lack of such validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a Material Adverse Effect on AeroGrow.

      2.15 Taxes.

            (a) Definition of Taxes. For the purposes of this Agreement, "Tax" or "Taxes" refers to any and all federal, state, local and foreign taxes, including, without limitation, gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, assessments, governmental charges and duties together with all interest, penalties and additions imposed with respect to any such amounts and any obligations under any agreements or arrangements with any other person with respect to any such amounts and including any liability of a predecessor entity for any such amounts.

            (b) Tax Returns and Audits. (c) Except as set forth in Schedule 2.15 hereto:

            (i) AeroGrow has timely filed all federal, state, local and foreign returns, estimates, information statements and reports relating to Taxes ("Returns") required to be filed by AeroGrow with any Tax authority prior to the date hereof, except such Returns which are not material to AeroGrow. All such Returns are true, correct and complete in all material respects. AeroGrow has paid all Taxes shown to be due on such Returns.

            (ii) All Taxes that AeroGrow is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

            (iii) AeroGrow has not been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against AeroGrow, nor has AeroGrow executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

            (iv) No audit or other examination of any Return of AeroGrow by any Tax authority is presently in progress, nor has AeroGrow been notified of any request for such an audit or other examination.

            (v) No adjustment relating to any Returns filed by AeroGrow has been proposed in writing, formally or informally, by any Tax authority to AeroGrow or any representative thereof.

            (vi) AeroGrow has no liability for any material unpaid Taxes which have not been accrued for or reserved on AeroGrow's balance sheets included in the audited financial statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, which is material to AeroGrow, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of AeroGrow in the ordinary course of business, none of which is material to the business, results of operations or financial condition of AeroGrow.

            (vii) AeroGrow has not taken any action and does not know of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Transaction from qualifying as a reorganization within the meaning of
Section 368(a) of the Code.

      2.16 Environmental Matters. (a) Except as disclosed in Schedule 2.16 hereto and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect to AeroGrow's knowledge:
(i) AeroGrow has complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by AeroGrow (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by AeroGrow were not contaminated with Hazardous Substances during the period of ownership or operation by AeroGrow; (iv) AeroGrow is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) AeroGrow has not been associated with any release or threat of release of any Hazardous Substance; (vi) AeroGrow has not received any notice, demand, letter, claim or request for information alleging that AeroGrow may be in violation of or liable under any Environmental Law; and (vii) AeroGrow is not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

            (b) As used in this Agreement, the term "Environmental Law" means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health and safety, or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

            (c) As used in this Agreement, the term "Hazardous Substance" means any substance that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

      2.17 Brokers; Third Party Expenses. Except as disclosed on Schedule 2.17 and except as payable under the Placement Agreement (as defined herein), (i) AeroGrow has not incurred, nor will it incur, directly or indirectly, any liability for brokerage, finders' fees, agent's commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby; and (ii) no shares of common stock, options, warrants or other securities of AeroGrow are payable to any third party by AeroGrow as a result of this Transaction.

      2.18 Intellectual Property. For the purposes of this Agreement, the following terms have the following definitions:

      "Intellectual Property" shall mean any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof ("Patents"); (ii) inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) domain names, uniform resource locators ("URLs") and other names and locators associated with the Internet ("Domain Names"); (v) industrial designs and any registrations and applications therefor; (vi) trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor (collectively, "Trademarks");
      (vii) all databases and data collections and all rights therein; (viii) all moral and economic rights of authors and inventors, however denominated, and (ix) any similar or equivalent rights to any of the foregoing (as applicable).

      "AeroGrow Intellectual Property" shall mean any Intellectual Property that is owned by, or exclusively licensed to, AeroGrow.

      "Registered Intellectual Property" means all Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any private, state, government or other legal authority.

      "AeroGrow Registered Intellectual Property" means all of the Registered Intellectual Property owned by, or filed in the name of, AeroGrow.

      "AeroGrow Products" means all current versions of products or service offerings of AeroGrow.

            (a) Except as disclosed on Schedule 2.18, to AeroGrow's knowledge, AeroGrow Intellectual Property and AeroGrow Products are not subject to any material proceeding or outstanding decree, order, judgment, contract, license, agreement or stipulation restricting in any manner the use, transfer or licensing thereof by AeroGrow, or which may affect the validity, use or enforceability of such AeroGrow Intellectual Property or AeroGrow Products, which in any such case could reasonably be expected to have a Material Adverse Effect on AeroGrow.

            (b) Except as disclosed on Schedule 2.18 hereto, AeroGrow owns and has good and exclusive title to each material item of AeroGrow Intellectual Property owned by it free and clear of any Liens (excluding non-exclusive licenses and related restrictions granted in the ordinary course); and AeroGrow is the exclusive owner of all material AeroGrow Registered Intellectual Property used in connection with the operation or conduct of the business of AeroGrow including the sale of any products or the provision of any services by AeroGrow.

            (c) Except as disclosed on Schedule 2.18, the operation of the business of AeroGrow as such business currently is conducted, including (i) the design, development, manufacture, distribution, reproduction, marketing or sale of the products or services of AeroGrow (including AeroGrow Products) and (ii) AeroGrow's use of any product, device or process, to AeroGrow's knowledge and except as could not reasonably be expected to have a Material Adverse Effect, has not and does not and will not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction.

      2.19 Agreements, Contracts and Commitments. (a) Schedule 2.19 hereto sets forth a complete and accurate list of all Material Contracts (as hereinafter defined), specifying the parties thereto. For purposes of this Agreement, (i) the term "Contracts" shall mean all contracts, agreements, leases, mortgages, indentures, note, bond, liens, license, permit, franchise, purchase orders, sales orders, arbitration awards, judgments, decrees, orders, documents, instruments, understandings and commitments, or other instrument or obligation (including without limitation outstanding offers or proposals) of any kind, whether written or oral, to which AeroGrow is a party or by or to which any of the properties or assets of AeroGrow may be bound, subject or affected (including without limitation notes or other instruments payable to AeroGrow) and (ii) the term "Material Contracts" shall mean (x) each Contract (I) providing for payments (past, present or future) to AeroGrow in excess of $50,000 in the aggregate or (II) under which or in respect of which AeroGrow presently has any liability or obligation of any nature whatsoever (absolute, contingent or otherwise) in excess of $50,000, (y) each Contract which otherwise is or may be material to the businesses, operations, assets, condition (financial or otherwise) or prospects of AeroGrow and (z) without limitation of subclause (x) or subclause (y), each of the following Contracts:

                  (i) any mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money by or from AeroGrow, or any officer, director or 5% or more stockholder ("Insider") of AeroGrow;

                  (ii) any guaranty, direct or indirect, by AeroGrow or any Insider of AeroGrow of any obligation for borrowings, or otherwise, excluding endorsements made for collection in the ordinary course of business;

                  (iii) any Contract made other than in the ordinary course of business or (x) providing for the grant to any preferential rights to purchase or lease any asset of AeroGrow or (y) providing for any right (exclusive or non-exclusive) to sell or distribute, or otherwise relating to the sale or distribution of, any product or service of AeroGrow;

                  (iv) any obligation to register any shares of the capital stock or other securities of AeroGrow with any Governmental Entity;

                  (v) any obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets or stock of other Persons;

                  (vi) any collective bargaining agreement with any labor union;

                  (vii) any lease or similar arrangement for the use by AeroGrow of personal property;

                  (viii) any Contract granting or purporting to grant, or otherwise in any way relating to, any mineral rights or any other interest (including, without limitation, a leasehold interest) in real property; and

                  (ix) any Contract to which any Insider of AeroGrow is a party.

            (b) Except as set forth on Schedule 2.19, each Contract was entered into at arms' length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. True, correct and complete copies of all Material Contracts (or written summaries in the case of oral Material Contracts) and of all outstanding offers or proposals of AeroGrow has have been heretofore delivered to the Company.

            (c) Except as set forth in Schedule 2.19, neither AeroGrow nor to the best of AeroGrow's knowledge any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Contract, and no party to any Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on AeroGrow. Each agreement, contract or commitment to which AeroGrow are a party or by which they are bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on AeroGrow.

      2.20 Insurance. Schedule 2.20 sets forth AeroGrow's insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors (collectively, the "Insurance Policies") of AeroGrow which AeroGrow reasonably believes are adequate in amount and scope for the Business in which they are engaged.

      2.21 Governmental Actions/Filings. AeroGrow has been granted and holds, and has made, all Governmental Actions/Filings (including, without limitation, the Governmental Actions/Filings required for (i) emission or discharge of effluents and pollutants into the air and the water and (ii) the manufacture and sale of all products manufactured and sold by it) necessary to the conduct by AeroGrow of its businesses (as presently conducted and as presently proposed to be conducted) or used or held for use by AeroGrow, all of which are listed in
Schedule 2.21 hereto, and true, complete and correct copies of which have heretofore been delivered to the Company. Each such Governmental Action/Filing is in full force and effect and, expect as disclosed in Schedule 2.21 hereto, will not expire prior to December 31, 2006, and AeroGrow is in compliance with all of its obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings. Except as set forth in Schedule 2.21, to AeroGrow's knowledge no Governmental Action/Filing is necessary to be obtained, secured or made by AeroGrow to enable it to continue to conduct its businesses and operations and use its properties after the Closing in a manner which is consistent with current practice.

      For purposes of this Agreement, the term "Governmental Action/Filing" shall mean any franchise, license, certificate of compliance, authorization, consent, order, permit, approval, consent or other action of, or any filing, registration or qualification with, any federal, state, municipal, foreign or other governmental, administrative or judicial body, agency or authority.

      2.22 Interested Party Transactions. Except as set forth in the Schedule
2.22 hereto, no employee, officer, director or stockholder of AeroGrow or a member of his or her immediate family is indebted to AeroGrow, nor is AeroGrow indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of AeroGrow, and (iii) for other employee benefits made generally available to all employees. Except as set forth in Schedule 2.22, to AeroGrow's knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom AeroGrow is affiliated or with whom AeroGrow has a contractual relationship, or any Person that competes with AeroGrow, except that each employee, stockholder, officer or director of AeroGrow and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with AeroGrow. Except as set forth in Schedule 2.22, to the knowledge of AeroGrow, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with AeroGrow (other than such contracts as relate to any such individual ownership of capital stock or other securities of AeroGrow).

      2.23 Board Approval. The board of directors of AeroGrow or similar governing body (including any required committee or subgroup of thereof) has, as of the date of this Agreement, unanimously approved, subject to the approval of stockholders, this Agreement and the transactions contemplated hereby, and resolved to seek the stockholders approval and adoption of this Agreement and approval of the Transaction.

      2.24 Representations and Warranties Complete. The representations and warranties of AeroGrow included in this Agreement and any list, statement, document or information set forth in, or attached to, any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to, and covenants with, AeroGrow, as follows:

      3.1 Organization and Qualification.

            (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by the Company to be conducted. The Company is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by the Company to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Complete and correct copies of the Charter Documents of the Company, as amended and currently in effect, have been heretofore delivered to AeroGrow. The Company is not in violation of any of the provisions of the Company's Charter Documents.

            (b) The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

      3.2 Subsidiaries. The Company has no Subsidiaries.

      3.3 Capitalization.

            (a) The authorized capital stock of the Company consists of 40,000,000 shares of common stock, par value $0.01 per share (the "Company Common Stock") and 10,000,000 shares of preferred stock, par value $0.01 per share (the "Company Preferred Stock"). At the close of business on the business day prior to the date hereof, (i) 3,750,000 shares of the Company Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable (which excludes 50,000 shares of Company Common Stock issued and held by the Company in treasury); (ii) no shares of the Company Preferred Stock were issued and outstanding; (iii) no shares of the Company Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Company Common Stock granted to certain employees of Company or other parties (the "Company Stock Options"); (iv) no shares of the Company Common Stock were reserved for issuance upon the exercise of outstanding warrants to purchase the Company Common Stock (the "Company Warrants"); and (v) no shares of the Company Common Stock were reserved for issuance upon the conversion of any outstanding convertible notes, debentures or securities (the "Convertible Securities"). All shares of the Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. All outstanding shares of the Company Common Stock have been issued and granted in compliance with (i) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (ii) all requirements set forth in any applicable Contracts.

            (b) There are no equity securities, partnership interests or similar ownership interests of any class of any equity security of the Company, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. There are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. (c) Except as contemplated by this Agreement and except for the "piggyback" registration rights granted to holders of all of the Company's Common Stock issued and outstanding, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which the Company is a party or by which it is bound with respect to any equity security of any class of the Company.

      3.4 Authority Relative to this Agreement. T3.5 he Company has full corporate power and authority to: (i) execute, deliver and perform this Agreement, and each ancillary document which the Company has executed or delivered or is to execute or deliver pursuant to this Agreement, and (ii) carry out the Company's obligations hereunder and thereunder and, to consummate the transactions contemplated hereby (including the Transaction). The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Transaction) have been duly and validly authorized by all necessary corporate action on the part of the Company (including the approval by its Board of Directors), and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than the approval of this Agreement and the Transaction by a majority of the Company's stockholders. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and public policy.

      3.5 No Conflict; Required Filings and Consents.

            (a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company shall not: (i) conflict with or violate the Company's Charter Documents, (ii) conflict with or violate any Legal Requirements, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair the Company's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company pursuant to, any Contracts, except, with respect to clauses (ii) or
(iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on Company.

            (b) The execution and delivery of this Agreement by the Company does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which Company is qualified to do business, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, or prevent consummation of the Transaction or otherwise prevent the parties hereto from performing their obligations under this Agreement.

      3.6 Compliance. To the Company's knowledge, the Company has complied with, is not in violation of, any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company. To the Company's knowledge, the businesses and activities of the Company have not been and are not being conducted in violation of any Legal Requirements. the Company is not in default or violation of any term, condition or provision of its Charter Documents. To the Company's knowledge, no written notice of non-compliance with any Legal Requirements has been received by the Company.

      3.7 SEC Filings; Financial Statements.

            (a) The Company has made available to AeroGrow a correct and complete copy of each report, registration statement and definitive proxy statement filed by the Company with the SEC for the 36 months prior to the date of this Agreement (the "Company SEC Reports"), which, to the Company's knowledge, are all the forms, reports and documents required to be filed by the Company with the SEC for the 36 months prior to the date of this Agreement. As of their respective dates, to the Company's knowledge, the Company SEC Reports:
(i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such the Company SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superceded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent set forth in the preceding sentence, the Company makes no representation or warranty whatsoever concerning the Company SEC Reports as of any time other than the time they were filed.

            (b) To the Company's knowledge, each set of financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, was prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-QSB of the Exchange Act) and each fairly presents in all material respects the financial position of the Company at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on the Company taken as a whole.

            (c) the Company has previously furnished to AeroGrow a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

      3.8 No Undisclosed Liabilities. The Company has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements prepared in accordance with U.S. GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company, except (i) liabilities provided for in or otherwise disclosed in the Company SEC Reports filed prior to the date hereof, (ii) liabilities incurred since September 30, 2005 in the ordinary course of business, none of which would have a Material Adverse Effect on the Company, and (iii) those liabilities and obligations specifically set forth in Section 5.10.

      3.9 Absence of Certain Changes or Events. Except as set forth in the Company SEC Reports filed prior to the date of this Agreement (including, without limitation, the Company's Forms 8-K announcing the Company's entry into a merger agreement with Eneco, Inc. on October 28, 2005 and the Company's subsequent termination thereof on January 3, 2006), and except as contemplated by this Agreement, since September 30, 2005, there has not been: (i) any Material Adverse Effect on the Company, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company's capital stock, or any purchase, redemption or other acquisition by the Company of any of the Company's capital stock or any other securities of the Company or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of the Company's capital stock, (iv) any granting by the Company of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by the Company of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by the Company of any increase in severance or termination pay or any entry by the Company into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Company of the nature contemplated hereby, (v) entry by the Company into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by the Company with respect to any Governmental Entity, (vi) any material change by the Company in its accounting methods, principles or practices, except as required by concurrent changes in U.S. GAAP, (vii) any change in the auditors of the Company, (vii) any issuance of capital stock of the Company, or (viii) any revaluation by the Company of any of their respective assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of the Company other than in the ordinary course of business.

      3.10 Litigation. Except as set forth in the Company SEC Reports, there are no claims, suits, actions or proceedings pending or, to the Company's knowledge, threatened against the Company, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on the Company or have a Material Adverse Effect on the ability of the parties hereto to consummate the Transaction.

      3.11 Employee Benefit Plans. The Company does not maintain, and has no liability under, any Plan, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of the Company, or (ii) result in the acceleration of the time of payment or vesting of any such benefits.

      3.12 Labor Matters. T3.13 he Company is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company, nor does the Company know of any activities or proceedings of any labor union to organize any such employees.

      3.13 Restrictions on Business Activities. To the Company's knowledge, there is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or to which the Company is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company, any acquisition of property by the Company or the conduct of business by the Company as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have, a Material Adverse Effect on the Company.

      3.14 Title to Property. T3.15 he Company does not own or lease any Real Property or Personal Property. There are no options or other contracts under which the Company has a right or obligation to acquire or lease any interest in Real Property or Personal Property.

      3.15 Taxes. To the Company's knowledge, except for Returns with respect to the year ended December 31, 2005:

            (a) The Company has timely filed all Returns required to be filed by the Company with any Tax authority prior to the date hereof, except such Returns which are not material to the Company. All such Returns are true, correct and complete in all material respects. The Company has paid all Taxes shown to be due on such Returns.

            (b) All Taxes that the Company is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

            (c) The Company has not been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against the Company, nor has the Company executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

            (d) No audit or other examination of any Return of the Company by any Tax authority is presently in progress, nor has the Company been notified of any request for such an audit or other examination.

            (e) No adjustment relating to any Returns filed by the Company has been proposed in writing, formally or informally, by any Tax authority to the Company or any representative thereof.

            (f) The Company has no liability for any material unpaid Taxes which have not been accrued for or reserved on the Company's balance sheets included in the audited financial statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, which is material to the Company, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of the Company in the ordinary course of business, none of which is material to the business, results of operations or financial condition of the Company.

            (g) The Company has not taken any action and does not know of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Transaction from qualifying as a reorganization within the meaning of
Section 368(a) of the Code.

      3.16 Environmental Matters. Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, to the Company's knowledge: (i) the Company has complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by the Company (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by the Company were not contaminated with Hazardous Substances during the period of ownership or operation by the Company;
(iv) the Company is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) the Company has not been associated with any release or threat of release of any Hazardous Substance; (vi) the Company has not received any notice, demand, letter, claim or request for information alleging that the Company may be in violation of or liable under any Environmental Law; and (vii) the Company is not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

      3.17 Brokers. Except for the Company's obligations under the Financial Advisory Agreement (as defined in Section 5.10), the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agent's commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

      3.18 Intellectual Property. The Company does not own, license or otherwise have any right, title or interest in any Intellectual Property or Registered Intellectual Property.

      3.19 Agreements, Contracts and Commitments.

            (a) Except for the Financial Advisory Agreement, the agreements with Transfer Agent, and as set forth in the Company SEC Reports, to the Company's knowledge, there are no contracts, agreements, leases, mortgages, indentures, note, bond, liens, license, permit, franchise, purchase orders, sales orders, arbitration awards, judgments, decrees, orders, documents, instruments, understandings and commitments, or other instrument or obligation (including without limitation outstanding offers or proposals) of any kind, whether written or oral, to which the Company is a party or by or to which any of the properties or assets of the Company may be bound, subject or affected, which either (a) creates or imposes a liability greater than $5,000, or (b) may not be cancelled by the Company on less than 30 days' or less prior notice (the "Company Contracts").

            (b) Each Company Contract was entered into at arms' length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. True, correct and complete copies of all the Company Contracts (or written summaries in the case of oral the Company Contracts) and of all outstanding offers or proposals of the Company have been heretofore delivered to AeroGrow.

            (c) Neither the Company nor, to the knowledge of the Company, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Company Contract, and no party to any Company Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Company. Each agreement, contract or commitment to which the Company is a party or by which it is bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on the Company.

      3.20 Insurance. The Company does not maintain any Insurance Policies.

      3.21 Governmental Actions/Filings. The Company has been granted and holds, and has made, all Governmental Actions/Filings necessary to the conduct by the Company of its businesses (as presently conducted) or used or held for use by the Company, and true, complete and correct copies of which have heretofore been delivered to AeroGrow. Each such Governmental Action/Filing is in full force and effect and will not expire prior to December 31, 2006, and the Company is in compliance with all of its obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or the ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings. To the Company's knowledge, no Governmental Action/Filing is necessary to be obtained, secured or made by the Company to enable it to continue to conduct its businesses and operations and use its properties after the Closing in a manner which is consistent with current practice.

      3.22 Interested Party Transactions. Except as set forth in the Company's SEC Reports, no employee, officer, director or stockholder of the Company or a member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and
(iii) for other employee benefits made generally available to all employees. Except as set forth in the Company's SEC Reports, to the Company's knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom the Company is affiliated or with whom the Company has a material contractual relationship, or any Person that competes with the Company, except that each employee, stockholder, officer or director of the Company and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with the Company. To the Company's knowledge, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such individual ownership of capital stock or other securities of the Company).

      3.23 Indebtedness; Company Assets. Except as set forth in the Company's SEC Reports, the Company has no indebtedness for borrowed money. Any indebtedness for borrowed money shall be paid in full or otherwise satisfied prior to or at Closing. Immediately prior to the Closing, the Company will have no assets, except for cash reserves earmarked for the payment of certain accounts payable and accrued expenses of the Company with respect to the period prior to Closing which remain unpaid, which the Company shall be responsible for payment following the Closing pursuant to Section 5.10 hereof ("Cash Reserve").

      3.24 Exchange Act Reporting. The Company is in compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act, the shares of the Company's common stock have been duly and properly registered under Section 12(g) of the Exchange Act, and the Company is in compliance with all of the requirements under, and imposed by, Section 12(g) of the Exchange Act, except where a failure to so comply is not reasonably likely to have a Material Adverse Effect on the Company.

      3.25 Board Approval. The Board of Directors of the Company (including any required committee or subgroup of the Board of Directors of the Company) has, as of the date of this Agreement, unanimously (i) declared the advisability of the Transaction and approved this Agreement and the transactions contemplated hereby, and (ii) determined that the Transaction is in the best interests of the stockholders of the Company.

      3.26 Representations and Warranties Complete. The representations and warranties of the Company included in this Agreement and any list, statement, document or information set forth in, or attached to, any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

                                   ARTICLE IV

                       CONDUCT PRIOR TO THE EFFECTIVE TIME

      4.1 Conduct of Business by Company and AeroGrow. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company and AeroGrow shall, except to the extent that the other party shall otherwise consent in writing, carry on its business in the usual, regular and ordinary course consistent with past practices, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations (except where noncompliance would not have a Material Adverse Effect), pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to
(i) preserve substantially intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has significant business dealings. In addition, except as required or permitted by the terms of this Agreement, without the prior written consent of the other party, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company and AeroGrow shall not do any of the following:

            (a) Except as disclosed on Schedule 4.1(a), waive any stock repurchase rights, accelerate, amend or (except as specifically provided for herein) change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

            (b) Grant any severance or termination pay to any officer or employee except pursuant to applicable law, written agreements outstanding, or policies existing on the date hereof and as previously or concurrently disclosed in writing or made available to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on the date hereof;

            (c) Transfer or license to any person or otherwise extend, amend or modify any material rights to any Intellectual Property of the Company or AeroGrow, as applicable, or enter into grants to transfer or license to any person future patent rights, other than in the ordinary course of business consistent with past practices provided that in no event shall the Company or AeroGrow license on an exclusive basis or sell any Intellectual Property of the Company, or AeroGrow as applicable;

            (d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock, or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock, or amend or modify the terms of any options, warrants or convertible securities;

            (e) Except as set forth in Schedule 4.1(e) hereof, purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of the Company and AeroGrow, as applicable, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof;

            (f) Except for the Equity Financing, issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible or exchangeable securities;

            (g) Amend its Charter Documents;

            (h) Except as disclosed in Schedule 4.1(h) hereto, acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of AeroGrow or the Company as applicable, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party's ability to compete or to offer or sell any products or services;

            (i) Sell, lease, license, encumber or otherwise dispose of any properties or assets, except sales of inventory in the ordinary course of business consistent with past practice and, except for the sale, lease or disposition (other than through licensing) of property or assets which are not material, individually or in the aggregate, to the business of such party;

            (j) Except as disclosed in Schedule 4.1(j), incur any indebtedness for borrowed money in excess of $50,000 in the aggregate or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of AeroGrow or the Company, as applicable, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

            (k) Except as disclosed in Schedule 4.1(k) hereto or as contemplated by this Agreement, adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at will"), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices;

            (l) Except as disclosed in Schedule 4.1(1) hereto, (i) pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities recognized or disclosed in the most recent financial statements (or the notes thereto) of the Company or of AeroGrow included in AeroGrow SEC Reports, as applicable, or incurred since the date of such financial statements, or (ii) waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which the Company is a party or of which the Company is a beneficiary or to which AeroGrow is a party or of which AeroGrow is a beneficiary, as applicable;

            (m) Except as disclosed on Schedule 4.2(m) and except in the ordinary course of business consistent with past practices, modify, amend or terminate any Contract of the Company, or AeroGrow, as applicable, or other material contract or material agreement to which the Company, or AeroGrow is a party or waive, delay the exercise of, release or assign any material rights or claims thereunder;

            (n) Except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

            (o) Except as set forth in Schedule 4.1(o) hereto or in the ordinary course of business consistent with past practices, incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $50,000 in any 12 month period;

            (p) Engage in any action that could reasonably be expected to cause the Transaction to fail to qualify as a "reorganization" under Section 368(a) of the Code;

            (q) Except as contemplated by Article V herein or as set forth in
Schedule 4.1(q) hereto, settle any litigation;

            (r) Make or rescind any Tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for Tax purposes or prepare or file any Return in a manner inconsistent with past practice;

            (s) Form, establish or acquire any Subsidiary;

            (t) Permit any Person to exercise any of its discretionary rights under any Plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such plans; or

            (u) Agree in writing or otherwise agree, commit or resolve to take any of the actions described in Section 4.1 (a) through (t) above.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

      5.1 Board of Directors of AeroGrow. At Closing, the current board of directors of AeroGrow shall deliver duly adopted resolutions ("Resolutions") to:
(a) set the size of AeroGrow's initial board of directors at five (5) members effective as of the Closing; and (b) the members of the AeroGrow board of directors immediately prior to the Closing shall continue to serve as directors immediately following the Closing. For a period of two years following the Closing, AeroGrow hereby grants Keating Reverse Merger Fund, LLC ("KRM Fund") the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting or participate in telephone meetings of AeroGrow's board of directors and receive all documents and written materials provided to directors. Such representative shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings, including, but not limited to, food, lodging and transportation. Within forty-five days following the Closing, AeroGrow's board of directors will satisfy the independence, audit and compensation committee and other corporate governance requirements under the Sarbanes-Oxley Act of 2002 (the "SOX Act"), the rules and regulations promulgated by the SEC, and the requirements of either NASDAQ or American Stock Exchange ("AMEX") as selected by AeroGrow, whether or not AeroGrow Common Stock is listed or quoted, or qualifies for listing or quotation, on NASDAQ or AMEX.

      5.2 Undertaking by AeroGrow Accountant. On or before the Closing, AeroGrow shall obtain, and deliver to the Company, an undertaking from Gordon, Hughes & Banks, LLP ("Accountant"), in a form and substance satisfactory to the Company, providing that: (i) the Accountant has agreed to an engagement with AeroGrow to serve as its certified public accountants following the Closing for purposes of auditing the financial statements of AeroGrow for the year ended December 31, 2005, reviewing the interim financial statements of AeroGrow for the quarters ending 2006, and otherwise complying with AeroGrow's ongoing reporting obligations under the Exchange Act as a successor to the Company under the Exchange Act including, without limitation, the filing of Forms 10-QSB, 10-KSB, and 8-K, (ii) the Transaction contemplated hereunder will not disqualify or otherwise prohibit the Accountant from rendering the foregoing engagement services or from undertaking such services in a timely manner, (iii) the Accountant is duly registered with the PCAOB, and (iv) the Accountant shall provide its consent to the use of their audited financial statements and accompanying reports for AeroGrow in any regulatory filing by AeroGrow prior to or following the Closing ("Accountant Undertaking").

      5.3 Other Actions.

            (a) As soon as practicable after the date hereof, the Company shall prepare an information statement pursuant to Rule 14(c) promulgated under
Section 14A of the Exchange Act (together with any amendments or supplements thereto, the "Information Statement") in connection with the approval and adoption of this Agreement and the Transaction ("Stockholder Matters"). AeroGrow shall reasonably cooperate with the Company and provide such information available to it as may be necessary or required, in the reasonable determination of counsel to the Company and AeroGrow, for the Company to prepare the Information Statement including, without limitation, the delivery of the U.S. GAAP Financial Statements (as defined below). As soon as practicable after the date hereof, the Company shall obtain the written consent of KRM Fund and such other Stockholder as necessary to approve the Stockholder Matters, such consent to be effective twenty (20) days following the filing of the definitive Information Statement with the SEC. Upon receipt of such written consent, the Company will file the Information Statement with the SEC and shall cause such Information Statement to become definitive and to be mailed to the holders of the Company's securities entitled to vote at a meeting of stockholders. In the event the Information Statement is reviewed by the SEC, the Company shall respond promptly to any comments of the SEC or its staff with respect to the Information Statement and use its reasonable best efforts to have the Information Statement cleared by the SEC as soon as practicable after its filing.

            (b) At least five (5) days prior to Closing, AeroGrow shall prepare the Form 8-K announcing the Closing, which shall include all information required by such form, including the information required by Form 10-SB with respect to AeroGrow, any information required for AeroGrow to become a successor to the Company's reporting obligations under the Exchange Act, any other information required in connection with the Company ceasing to be a shell company as a result of the Transaction, the U.S. GAAP Financial Statements and the Company Pro Forma Financial Statements (as defined below) ("Transaction Form 8-K"), which shall be in a form reasonably acceptable to the Company and in a format acceptable for EDGAR filing. Prior to Closing, AeroGrow shall prepare the press release announcing the consummation of the Transaction hereunder ("Press Release"). At the Closing, AeroGrow shall file the Transaction Form 8-K with the SEC and distribute the Press Release.

            (c) At least ten (10) days prior to Closing, AeroGrow shall deliver to the Company the audited financial statements of AeroGrow for the fiscal years ended December 31, 2004 and 2005, which financials statements shall comply in all material respects with the published rules and regulations of the SEC, shall be prepared in accordance with U.S. GAAP applied on a consistent basis throughout the period involved, were audited in accordance with the auditing standards of the PCAOB by an independent accountant registered with PCAOB, and such statements fairly present in all material respects the financial position of AeroGrow at the dates thereof and the results of its operations and cash flows for the periods indicated, and (ii) (collectively, the "U.S. GAAP Financial Statements"). As soon as practical following the date hereof, AeroGrow shall deliver to the Company the unaudited financial statements (including, in each case, any related notes thereto) of AeroGrow for the three-month and nine-month periods ended September 30, 2005 and 2004, which financial statements shall comply in all material respects with the published rules and regulations of the SEC, shall be prepared in accordance with U.S. GAAP applied on a consistent basis throughout the period involved (except as may be indicated in the notes thereto), were reviewed by an independent accountant registered with PCAOB, and such statements fairly present in all material respects the financial position of each at the dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on AeroGrow ("Interim Financial Statements").

            (d) The annual financial statements included in the U.S. GAAP Financial Statements and the Interim Financial Statements shall have been audited and reviewed, respectively, by the Accountant., and AeroGrow shall provide the Company with its permission, and shall cause the Accountant to provide its permission, to include such financials statements in any SEC filings by the Company or AeroGrow in a timely manner ("Permissions").

            (e) As soon as practical following the date hereof, AeroGrow shall deliver to the Company pro forma consolidated financial statements for AeroGrow and the Company giving effect to the Transaction, for such periods as required by the SEC to be included in a Form 8-K or any other report or form required to be filed with the SEC at or after Closing with respect to the Transaction, all prepared in all material respects with the published rules and regulations of the SEC and in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (the "Pro Forma Financial Statements"). The Pro Forma Financial Statements shall have been reviewed by, the Accountant and shall be in a format acceptable for inclusion on the Transaction 8-K.

      The Company and AeroGrow shall further cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable laws to consummate the Transaction and the other transactions contemplated hereby as soon as practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as soon as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Transaction or any of the other transactions contemplated hereby. Subject to applicable laws relating to the exchange of information and the preservation of any applicable attorney-client privilege, work-product doctrine, self-audit privilege or other similar privilege, each of the Company and AeroGrow shall have the right to review and comment on in advance, and to the extent practicable each will consult the other on, all the information relating to such party, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Transaction and the other transactions contemplated hereby. In exercising the foregoing right, each of the Company and AeroGrow shall act reasonably and as promptly as practicable.

      5.4 Required Information. In connection with the preparation of the Transaction Form 8-K, the Information Statement, and Press Release, and for such other reasonable purposes, the Company and AeroGrow each shall, upon request by the other, furnish the other with all information concerning themselves, their respective directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Transaction, or any other statement, filing, notice or application made by or on behalf of the Company and AeroGrow to any third party and/or any Governmental Entity in connection with the Transaction and the other transactions contemplated hereby. Each party warrants and represents to the other party that all such information shall be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

      5.5 Confidentiality; Access to Information. (a) Any confidentiality agreement previously executed by the parties shall be superseded in its entirety by the provisions of this Agreement. Each party agrees to maintain in confidence any non-public information received from the other party, and to use such non-public information only for purposes of consummating the transactions contemplated by this Agreement. Such confidentiality obligations will not apply to (i) information which was known to the one party or their respective agents prior to receipt from the other party; (ii) information which is or becomes generally known; (iii) information acquired by a party or their respective agents from a third party who was not bound to an obligation of confidentiality; and (iv) disclosure required by law. In the event this Agreement is terminated as provided in Article VIII hereof, each party will return or cause to be returned to the other all documents and other material obtained from the other in connection with the Transaction contemplated hereby.

            (b) Access to Information.

                  (i) The Company will afford AeroGrow and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of the Company during the period prior to the Closing to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of the Company, as AeroGrow may reasonably request. No information or knowledge obtained by AeroGrow in any investigation pursuant to this Section 5.5 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Transaction.

                  (ii) AeroGrow will afford the Company and its financial advisors, underwriters, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of AeroGrow during the period prior to the Closing to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of AeroGrow, as the Company may reasonably request. No information or knowledge obtained by the Company in any investigation pursuant to this Section
5.5 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Transaction.

      5.6 No Solicitation. Other than with respect to the Transaction, each of the Company and AeroGrow agrees that neither it nor any of its officers and directors shall, and that it shall direct and use its reasonable best efforts to cause its agents and other representatives (including any investment banker, attorney or accountant retained by it) not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to (i) a merger, reorganization, share exchange, consolidation or similar transaction involving it, (ii) any sale, lease, exchange, mortgage, pledge, transfer or purchase of all or substantially all of the assets or equity securities of, it and its Subsidiaries, taken as a whole, in a single transaction or series of related transactions, or (iii) any tender offer or exchange offer for 20% or more of the outstanding shares of AeroGrow Common Stock or the Company Common Stock (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"). Each of the Company and AeroGrow further agrees that neither such party nor any officers or director of such party shall, and that each such party shall direct and use its reasonable best efforts to cause its agents and representatives not to, directly or indirectly, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. Each of the Company and AeroGrow agrees that it will immediately cease and cause to be terminated any existing discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. Each of the Company and AeroGrow agrees that it will take the necessary steps to promptly inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 5.6.

      Notwithstanding anything contained in this Agreement to the contrary, nothing contained in this Agreement shall prevent the board of directors of the Company, or its representatives from, prior to the time the Company's stockholders have approved this Transaction (if required) (A) complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal, if applicable, or otherwise complying with the Exchange Act; (B) providing information in response to a request therefor by a person who has made a bona fide unsolicited Acquisition Proposal; (C) engaging in any negotiations or discussions with any person who has made a bona fide unsolicited Acquisition Proposal or otherwise facilitating any effort or attempt to implement an Acquisition Proposal; or (D) withdrawing or modifying the approval or recommendation by the Company's board of directors of this Agreement, approving or recommending any Acquisition Proposal or causing the applicable party to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement relating to any Acquisition Proposal, if, and only to the extent that in each such case referred to in clause (B), (C) or (D) above, the Company's board of directors determines in good faith, after consultation with outside legal counsel that such action is necessary to act in a manner consistent with the directors' fiduciary duties under applicable law and determines in good faith after consultation with its financial advisors that the person or group making such Acquisition Proposal has adequate sources of financing to consummate such Acquisition Proposal and that such Acquisition Proposal, if consummated as proposed, is materially more favorable to the stockholders of the Company from a financial point of view (any such more favorable Acquisition Proposal being referred to as a "Superior Proposal") and determines in good faith that such Superior Proposal is reasonably capable of being consummated, taking into account legal, financial, regulatory and other aspects of the proposal and the person making the proposal.

      5.7 Public Disclosure. Except to the extent previously disclosed or to the extent the parties believe that they are required by applicable law or regulation to make disclosure, prior to Closing, no party shall issue any statement or communication to the public regarding the Transaction without the consent of the other party, which consent shall not be unreasonably withheld. To the extent a party hereto believes it is required by law or regulation to make disclosure regarding the Transaction, it shall, if possible, immediately notify the other party prior to such disclosure. Notwithstanding the foregoing, the parties hereto agree that the Company will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement and that the Company's stockholders may file any reports as required by the Exchange Act including, without limitation, any reports on Schedule 13D.

      5.8 Reasonable Efforts; Notification.

            (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Transaction and the other transactions contemplated by this Agreement, including using commercially reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all consents, approvals or waivers from third parties required as a result of the transactions contemplated in this Agreement, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, AeroGrow and its board of directors and the Company and its board of directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Transaction, this Agreement or any of the transactions contemplated by this Agreement, use its commercially reasonable efforts to enable the Transaction and the other transactions contemplated by this Agreement to be consummated as promptly as practicable on the terms contemplated by this Agreement. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require AeroGrow or the Company to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

            (b) The Company shall give prompt notice to AeroGrow upon becoming aware that any representation or warranty made by them contained in this Agreement has become untrue or inaccurate, or of any failure of the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Article VI would not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

            (c) AeroGrow shall give prompt notice to the Company upon becoming aware that any representation or warranty made by it contained in this Agreement has become untrue or inaccurate, or of any failure of AeroGrow to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Article VI would not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

      5.9 Treatment as a Reorganization. Neither AeroGrow nor the Company shall take any action prior to or following the Transaction that could reasonably be expected to cause the Merger to fail to qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

      5.10 Absence of Material Liabilities. Immediately prior to Closing, the Company shall have no liabilities or obligations requiring the payment of monies, other than obligations under or with respect to: (i) a certain Financial Advisory Agreement, between the Company and Keating Securities, LLC in the form attached hereto as Exhibit A ("Financial Advisory Agreement"), (ii) any agreement with the Transfer Agent, (iii) the Company Contracts disclosed under
Section 3.19 hereto, (iv) liabilities and obligations to be paid at or prior to Closing, and (iv) accounts payable, accrued expenses and other liabilities of the Company with respect to the period prior to Closing to be paid from the Cash Reserve. The Company shall establish the Cash Reserve provided for in Section
3.23 in an amount equal to the monetary obligations of the Company prior to Closing due to the Transfer Agent, pursuant to the Company Contracts disclosed under Section 3.19 (other than the Financial Advisory Agreement) and in respect of all accounts payable, accrued expenses and other liabilities of the Company which remain unpaid as of Closing (collectively, the "Pre-Closing Cash Obligations"). Upon Closing, to the extent not satisfied by the Company prior to or at Closing, the Pre-Closing Cash Obligations will be paid in full from the Cash Reserve. Following the Closing, AeroGrow shall pay and satisfy the Company's obligations under the Financial Advisory Agreement, the agreement with the Transfer Agent, and the remaining Company Contracts.

      5.11 Cash Payments at Closing. At Closing, AeroGrow shall pay Keating Securities, LLC ("Keating Securities") the reverse merger fees of $350,000 as set forth in the Financial Advisory Agreement, provided, however, that in the event the gross proceeds under the Equity Financing are less than $10,000,000, the reverse merger fees under the Financial Advisory Agreement shall be zero (such applicable sum being referred to herein, as the "AeroGrow Closing Payment").

      5.12 Business Records. At Closing, the Company shall cause to be delivered to AeroGrow all records and documents relating to the Company, which the Company possesses, including, without limitation, books, records, government filings, Returns, Charter Documents, Stock Records, consent decrees, orders, and correspondence, director and stockholder minutes and resolutions, stock ownership records, financial information and records, electronic files containing any financial information and records, and other documents used in or associated with the Company ("Business Records").

      5.13 Quotation on the Over-the-Counter Bulletin Board. As soon as practicable following filing of the definitive Information Statement, AeroGrow shall use its commercially reasonable efforts to obtain a quotation of its shares of AeroGrow Common Stock on the NASD Over-the-Counter Bulletin Board ("OTC BB") effective on of after the Closing, or to otherwise cooperate with or assist any NASD member firm in the filing of Form 211 under Rule 15c2-11 promulgated under the Exchange Act and the commencement of quotation of AeroGrow Common Stock on the OTC BB on or after the Closing. Within 10 days after the date of this Agreement, AeroGrow shall have caused its transfer agent, Corporate Stock Transfer, Inc., to deliver to the Company a complete and current listing of the holders of AeroGrow's Common Stock.

                                   ARTICLE VI

                          CONDITIONS TO THE TRANSACTION

      6.1 Conditions to Obligations of Each Party to Effect the Transaction. The respective obligations of each party to this Agreement to effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of the following conditions, unless waived by both the Company and AeroGrow:

            (a) No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Transaction illegal or otherwise prohibiting consummation of the Transaction, substantially on the terms contemplated by this Agreement. All waiting periods, if any, under any foreign law in any jurisdiction in which the Company or AeroGrow has material operations relating to the transactions contemplated hereby will have expired or terminated early and all material foreign antitrust approvals required to be obtained prior to the Transaction in connection with the transactions contemplated hereby shall have been obtained.

            (b) Debt Holder Consents. The lenders under AeroGrow's credit facilities, secured loans, mortgages and other indebtedness for borrowed money and any holders of AeroGrow's Convertible Notes shall have consented in writing to the Transaction (if such consent is required in connection with this Transaction).

            (c) Stockholder Approval. This Agreement and the Merger shall have been duly approved and adopted, by the requisite vote under the laws of the State of Delaware and the Company Charter Documents, by the stockholders of the Company, and by the requisite vote under the laws of the State of Nevada and AeroGrow Charter Documents, by the stockholders of AeroGrow if required.

            (d) Information Statements. At least twenty (20) days prior to Closing, the Company shall have filed the definitive Information Statement with the SEC, and the Company shall have mailed the definitive Information Statement to each of the Company's stockholders, and the Company shall have otherwise complied with all of the provisions under Rule 14c under the Exchange Act.

            (e) AeroGrow's Convertible Notes. AeroGrow and the holders of the Convertible Notes shall have entered into such agreements to amend and modify the Convertible Notes and the warrants issued or to be issued in connection with the Convertible Notes offering (including any registration rights and lock up provisions with respect to the shares of AeroGrow Common Stock underlying the Convertible Notes and warrants), which terms shall be acceptable to the Company.

            (f) Dissenters's Rights. Holders of no more than 200,000 shares of the Company Common Stock shall have taken action to exercise their dissenters' rights pursuant to Section 262 of the DGCL.

            (g) Successor under Exchange Act. AeroGrow shall be deemed a "successor issuer" within the meaning of Rule 12(g)-3 under the Exchange Act as a result of the Merger, and the shares of common stock of AeroGrow shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of common stock.

            (h) Transaction 8-K. AeroGrow shall have filed the Transaction Form 8-K with the SEC at Closing, and AeroGrow shall have distributed the Press Release.

            (i) Financial Advisory Agreement. The Financial Advisory Agreement between the Company and Keating Securities, LLC in the form of Exhibit A hereto, has been duly authorized and approved by the Company's board of directors and duly executed by the Company and Keating Securities, LLC.

            (j) Vero Termination Agreement. The Company shall have terminated its agreement with Vero Management, LLC, effective at Closing.

            (k) Blue Sky Laws. The issuance of AeroGrow Common Stock to be issued under this Agreement shall be exempt from, or have been qualified under, the Blue Sky Laws of each appropriate jurisdiction to the satisfaction of the Company and AeroGrow and their respective counsels.

            (l) Equity Financing. Signed subscriptions shall have been received by AeroGrow to purchase shares of AeroGrow Common Stock (together with an attached five-year warrant to purchase one additional share of AeroGrow Common Stock ("Investor Warrant") for each share purchased in the Equity Financing) in a private placement offering exempt from registration under the Securities Act pursuant to Regulation D and Regulation S promulgated thereunder, which subscriptions shall represent gross proceeds of not less than $5,000,000, with such gross proceeds having been fully funded into an escrow account established for the Equity Financing, the release of which to AeroGrow is conditioned only upon the Closing of the Merger. At or prior to Closing, AeroGrow's board of directors shall approved the Equity Financing, which Equity Financing shall not be commenced prior to February 6, 2006, and the subscriptions received shall have been accepted by AeroGrow, subject only to the Closing of the Merger. The minimum amount under the Equity Financing shall be $5,000,000 and the maximum amount shall be $12,000,000. Keating Securities, LLC shall have been appointed by AeroGrow as the exclusive placement agent for Equity Financing pursuant to a certain Placement Agreement ("Placement Agreement") by and between Keating Securities, LLC and AeroGrow. In connection with the Equity Financing (as defined herein), AeroGrow shall register for re-offer and re-sale, on a registration statement ("Resale Registration Statement") to be filed by AeroGrow with the SEC within 45 days following the Closing: (i) the shares of AeroGrow Common Stock sold in the Equity Financing ("Investor Common Stock"), and (ii) the shares of AeroGrow Common Stock underlying the warrants issued in the Equity Financing ("Investor Warrants"). The Resale Registration Statement shall be declared effective by the SEC within 150 days after the Closing. In the event the Resale Registration Statement is not filed or declared effective in a timely manner, AeroGrow shall be required to pay penalties to investors in the Equity Financing as mutually agreed to between the investors and AeroGrow.

            (m) Release of Registration Rights. AeroGrow shall have obtained a waiver and release from any holders of AeroGrow's outstanding securities having registration rights (other than the registration rights of the holders of Convertible Notes, Debt Warrants and Conversion Warrants) ("Release").

            (n) Lock Up Agreements. AeroGrow shall have obtained lock up agreements prohibiting the existing holders of: (i) AeroGrow outstanding common stock (ii) the Warrants, and (iii) the Stock Options, representing in the aggregate not less than a certain percentage of the outstanding shares of Common Stock (excluding those shares held by investors in AeroGrow's Colorado intrastate offering) as determined by the Company and AeroGrow, from selling or transferring, directly or indirectly, their shares of AeroGrow Common Stock for a mutually agreed time period ("Lock Up Agreements"); provided, however, the foregoing lock up restrictions shall not apply to: (i) the shares of AeroGrow's Common Stock issued in the Colorado intrastate offering by AeroGrow (although the shares of AeroGrow's Common Stock underlying the warrants issued in the Colorado intrastate offering shall be subject to lock up), (ii) the shares of AeroGrow's Common Stock underlying the Convertible Notes, Debt Warrants and Conversion Warrants, and (iii) the shares of AeroGrow's Common Stock underlying the warrants issued to the placement agent in connection with the Convertible Note offering. KRM Fund shall have delivered a lock up agreement prohibiting KRM Fund from selling, directly or indirectly, any shares of AeroGrow's Common Stock received by it in the Merger for such period of time following the Closing and on such terms as mutually agreed to by the Company, AeroGrow, KRM Fund and the investors in the Equity Financing ("KRM Lock Up Agreement").

            (o) AeroGrow Equity Compensation Plan. The board of directors and stockholders of AeroGrow shall have approved an Equity Compensation Plan ("Equity Plan") for its officers, directors and consultants which provides for the issuance of not more than 1,500,000 shares of AeroGrow's Common Stock.

      6.2 Additional Conditions to Obligations of AeroGrow. The obligations of AeroGrow to consummate and effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by AeroGrow:

            (a) Representations and Warranties. Each representation and warranty of the Company contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date. AeroGrow shall have received a certificate with respect to the foregoing signed on behalf of the Company by an authorized officer of the Company ("Company Closing Certificate").

            (b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of the Company) does not, or will not, constitute a Material Adverse Effect with respect to the Company, and AeroGrow shall have received the Company Closing Certificate to such effect.

            (c) Consents. The Company shall have obtained all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company.

            (d) Material Adverse Effect. No Material Adverse Effect with respect to the Company shall have occurred since the date of this Agreement.

            (e) No Financial Obligations. Immediately prior to the Closing, the Company shall have no material liabilities or obligations, other than as set forth in Section 5.10 hereof.

            (f) SEC Compliance. Immediately prior to Closing, the Company shall be in compliance with the reporting requirements under the Exchange Act.

            (g) Business Records. The Company shall have delivered to AeroGrow the Business Records.

            (h) Other Deliveries. At or prior to Closing, the Company shall have delivered to AeroGrow (i) copies of resolutions and actions taken the Company's board of directors and stockholders in connection with the approval of this Agreement and the transactions contemplated hereunder, and (ii) such other documents or certificates as shall reasonably be required by AeroGrow and its counsel in order to consummate the transactions contemplated hereunder.

      6.3 Additional Conditions to the Obligations of the Company. The obligations of the Company to consummate and effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the
Company:

            (a) Representations and Warranties. Each representation and warranty of AeroGrow contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing. The Company shall have received a certificate with respect to the foregoing signed on behalf of AeroGrow by an authorized officer of AeroGrow ("AeroGrow Closing Certificate")

            (b) Agreements and Covenants. AeroGrow shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of AeroGrow) does not, or will not, constitute a Material Adverse Effect on AeroGrow, and AeroGrow shall have received the AeroGrow Closing Certificate to such effect.

            (c) Consents. AeroGrow shall have obtained all consents, waivers, permits and approvals required in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on AeroGrow.

            (d) Material Adverse Effect. No Material Adverse Effect with respect to AeroGrow shall have occurred since the date of this Agreement.

            (e) AeroGrow Financial Statements. AeroGrow shall have delivered to the Company the U.S. GAAP Financial Statements, the Interim Financials Statements, the Pro Forma Financial Statements and the Permissions.

            (f) Accountant Undertaking. AeroGrow shall have delivered to the Company the Accountant Undertaking in a form satisfactory to the Company.

            (g) Employment Agreements. Michael Bissonnette and such other members of management as mutually designated by AeroGrow and the Company shall have executed and delivered employment agreements with AeroGrow, which agreements shall be in full force and effect as of the Closing and shall be acceptable to the Company.

            (h) Repayment of Affiliate Obligations. At the Closing Date, all amounts owed to AeroGrow by any Insider of AeroGrow (regardless of whether such amounts are due and payable) shall have been paid in full.

            (i) Closing Payments. The AeroGrow Closing Payment shall have been disbursed as provided in Section 5.11.

            (j) AeroGrow Schedules. AeroGrow shall have delivered to the Company the completed schedules to this Agreement within ten (10) days following the execution of this Agreement, and such schedules shall be acceptable to the Company which acceptance shall not be unreasonably withheld.

            (k) Placement Agreement. At or prior to Closing, AeroGrow and Keating Securities, LLC shall have executed and delivered the Placement Agreement.

            (l) Other Deliveries. At or prior to Closing, AeroGrow shall have delivered to the Company: (i) copies of resolutions and actions taken AeroGrow's board of directors and stockholders (if required) in connection with the approval of this Agreement and the transactions contemplated hereunder, and (ii) such other documents or certificates as shall reasonably be required by the Company and its counsel in order to consummate the transactions contemplated hereunder.

            (m) Patent Assignments. At or prior to Closing, AeroGrow shall be the registered owner of, and shall have filed with the U.S. Patent and Trademark Office any assignments with respect to, all AeroGrow Intellectual Property.

                                   ARTICLE VII

                                    SURVIVAL

      Except as specifically set forth in Sections 1.13, 5.1, 5.10, 5.13, 5.14,
8.3 and 9.1, and except where the performance of any covenant or agreement by AeroGrow following the Closing is contemplated under this Agreement (collectively, the "Surviving Provisions"), all representations, warranties, agreements and covenants contained in or made pursuant to this Agreement by any party hereto or contained in any Schedule hereto shall not survive the Closing, and no claims made by virtue of such representations, warranties, agreements and covenants shall be made or commenced by any party hereto from and after the Closing. AeroGrow and the company agree that KRM Fund shall be a third party beneficiary with respect to the Surviving Provisions and may enforce the same against AeroGrow at any time after Closing as if KRM Fund was a party to this Agreement.7.1 7.2 7.3 7.4

                                  ARTICLE VIII

                        TERMINATION, AMENDMENT AND WAIVER

      8.1 Termination. This Agreement may be terminated at any time prior to the
Closing:

            (a) by mutual written agreement of AeroGrow and the Company at any time;

            (b) by either AeroGrow or the Company if the Transaction shall not have been consummated by March 1, 2006 for any reason; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Transaction to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

            (c) by either AeroGrow or the Company if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction, which order, decree, ruling or other action is final and nonappealable;

            (d) by the Company, upon a material breach of any representation, warranty, covenant or agreement on the part of AeroGrow set forth in this Agreement, or if any representation or warranty of AeroGrow shall have become materially untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in AeroGrow's representations and warranties or breach by AeroGrow is curable by AeroGrow prior to the Closing Date, then the Company may not terminate this Agreement under this Section 8.1(d) for thirty (30) days after delivery of written notice from the Company to AeroGrow of such breach, provided AeroGrow continues to exercise commercially reasonable efforts to cure such breach (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.1(d) if the Company shall have materially breached this Agreement or if such breach by AeroGrow is cured during such thirty
(30)-day period); and

            (e) by AeroGrow, upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become materially untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in the Company's representations and warranties or breach by the Company is curable by the Company prior to the Closing Date, then AeroGrow may not terminate this Agreement under this Section 8.1(e) for thirty (30) days after delivery of written notice from AeroGrow to the Company of such breach, provided the Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that AeroGrow may not terminate this Agreement pursuant to this Section 8.1(e) if it shall have materially breached this Agreement or if such breach by the Company is cured during such thirty
(30)-day period).

      8.2 Notice of Termination; Effect of Termination. Any termination of this Agreement under Section 8.1 above will be effective immediately upon (or, if the termination is pursuant to Section 8.1(d) or Section 8.1(e) and the proviso therein is applicable, thirty (30) days after) the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect and the Transaction shall be abandoned, except for and subject to the following: (i) Section 8.2, Section 8.3 and Article X (General Provisions) shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any intentional or willful breach of this Agreement.

      8.3 Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Transaction is consummated. The parties further agree that, whether or not the Transaction is consummated, AeroGrow shall be responsible for any and costs and expenses incurred by it in connection with the preparation of the Transaction Form 8-K (including the U.S. GAAP Financial Statements and Pro Forma Financial Statements contained therein), and the Company shall be responsible for any and costs and expenses incurred by it in connection with the preparation of the Information Statement and the filing and mailing thereof.

      8.4 Amendment. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

      8.5 Extension; Waiver. At any time prior to the Closing, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

                                   ARTICLE IX

                             POST-CLOSING COVENANTS

      9.1 Post-Closing Covenants. AeroGrow acknowledges that the agreements contained in this Section 9.1 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, KRM Fund would not approve this Agreement or the Merger. The parties hereto acknowledge and agree that the failure by AeroGrow to satisfy, perform and comply with the covenants set forth in this Section 9.1 ("Post-Closing Covenants") following the Closing will have a material adverse effect on the investment of KRM Fund in the Company and AeroGrow, as the Company's successor. During the period beginning upon the Closing and ending on the first anniversary of the Closing, AeroGrow agrees to satisfy, perform and comply with, the following agreements and covenants:

            (a) Remain a Section 12(g) reporting company in compliance with and current in its reporting requirements under the Exchange Act.

            (b) Within forty-five days following the Closing, AeroGrow's board of directors shall satisfy the independence, audit and compensation committee and other corporate governance requirements under the SOX Act, the rules and regulations promulgated by the SEC, and the requirements of either NASDAQ or AMEX as selected by AeroGrow, whether or not AeroGrow's Common Stock is listed or quoted, or qualifies for listing or quotation, on NASDAQ or AMEX.

            (c) AeroGrow files within the statutory time limits any required filings or notifications with the SEC, NASDAQ and any other federal, state or regulatory agency including any agency or organization with jurisdiction over any exchange on which AeroGrow's securities are listed or traded, and responds in a timely manner, and to the satisfaction of the SEC, to any review or inquiry by the SEC to the Transaction Form 8-K and the U.S. GAAP Financial Statements contained therein.

            (d) Without the consent of KRM Fund, AeroGrow shall not issue any of its securities to any officers, directors, 10% or more shareholders, consultants, service providers or other parties, except for (i) any issuance pursuant to any of AeroGrow's options, warrants and convertible securities issued and outstanding as of Closing, (ii) any grant of options or stock awards to employees pursuant to the Equity Plan, (iii) any public offerings or private placements of AeroGrow's securities approved by AeroGrow's board of directors, and (iv) any issuance of securities for any arm's-length, third party business transactions involving business combinations, fixed asset purchases, joint ventures or strategic alliances which have been approved by AeroGrow's board of directors.

            (e) AeroGrow's certified public accountants shall at all times be registered with PCAOB. In the event AeroGrow's certified public accountants resign or are terminated for any reason, AeroGrow shall promptly engage a new certified public accountant registered with PCAOB.

            (f) Audit and compensation committee charters are duly adopted by AeroGrow's board of directors, regular meetings for the audit and compensation committee meetings are scheduled, with notice to all directors, and such committee meetings are properly held as scheduled.

            (g) Proper disclosure, insider trading and code of ethics policies are adopted by AeroGrow's board and complied with by AeroGrow and its management.

            (h) Use its commercially reasonable efforts to obtain and maintain a quotation of its shares of AeroGrow Common Stock on the NASD Over-the-Counter Bulletin Board ("OTC BB"), and cooperate with or assist any NASD member firm in the filing of Form 211 under Rule 15c2-11 promulgated under the Exchange Act for the commencement or maintenance of quotation of AeroGrow Common Stock on the OTC BB.

            (i) Within 30 days following Closing, purchase a $5,000,000 key man life insurance policy on the life of Michael Bissonnette with AeroGrow being the sole owner and beneficiary of and under such policy.

      9.2 Other Provisions. Notwithstanding anything contained herein to the contrary, the provisions of this Article IX shall survive (and not be affected in any respect by) the Closing.

                                    ARTICLE X

                               GENERAL PROVISIONS

      10.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

            (a) if to the Company, to:

            Wentworth I, Inc.
            Attn: Kevin R. Keating, President
            936A Beachland Boulevard, Suite 13
            Vero Beach, FL 32963
            (772) 231-7544 telephone
            (772) 231-5947 telecopy

            (b) if to the Company, to:

            AeroGrow International, Inc.
            Attn: W. Michael Bissonnette, CEO
            900 28th Street, Suite 201
            Boulder, CO 80303
            303-444-7755 telephone
            303-444-0406 telecopy

            with a copy to:

            Graubard Miller
            Attn: David Miller
            405 Lexington Avenue
            New York, NY 10174
            (212) 818-8800 telephone
            (212) 818 -8881 telecopy

      10.2 Interpretation.

            (a) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement. Unless otherwise indicated the words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "the business of" an entity, such reference shall be deemed to include the business of all direct and indirect Subsidiaries of such entity. Reference to the Subsidiaries of an entity shall be deemed to include all direct and indirect Subsidiaries of such entity.

            (b) For purposes of this Agreement, the term "Material Adverse Effect" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), revenues, financial condition or results of operations of such entity (it being understood that neither of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: (a) changes attributable to the public announcement or pendency of the transactions contemplated hereby, (b) changes in general national or regional economic conditions, (c) changes affecting the industry generally in which Company or AeroGrow operates), or (d) any SEC rulemaking requiring enhanced disclosure of reverse merger transactions with a public shell.

            (c) For purposes of this Agreement, the term "Legal Requirements" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (as defined in Section 2.5(b)), and all requirements set forth in applicable Contracts (as defined in Section 2.19).

            (d) For purposes of this Agreement, the term "Subsidiary" shall mean any Person in which the Company or AeroGrow or any subsidiary thereof directly or indirectly, owns beneficially securities or interests representing 50% or more of (x) the aggregate equity or profit interests, or (y) the combined voting power of voting interests ordinarily entitled to vote for management or otherwise.

            (e) For purposes of this Agreement, the term "Person" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

            (f) For purposes of this Agreement, all monetary amounts set forth herein are referenced in United States dollars, unless otherwise noted.

      10.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Signatures by facsimile or in electronic form shall be treated the same as if such signatures were original signatures of the parties.

      10.4 Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Schedules hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the letter of intent between AeroGrow and the Company dated January 4, 2006 is hereby terminated in its entirety and shall be of no further force and effect; and (b) are not intended to confer upon any other person any rights or remedies hereunder (except as specifically provided in this Agreement). KRM Fund is a third-party beneficiary of the certain provisions contained herein to which KRM Fund derives a benefit and, with respect to such provisions, KRM Fund has the right to enforce them as if it were a signatory to this Agreement.

      10.5 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

      10.6 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

      10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, USA, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

      10.8 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

      10.9 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the first sentence of this Section 10.9, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      10.10 Arbitration. Any disputes or claims arising under or in connection with this Agreement or the transactions contemplated hereunder shall be resolved by binding arbitration. Notice of a demand to arbitrate a dispute by either party shall be given in writing to the other at their last known address. Arbitration shall be commenced by the filing by a party of an arbitration demand with the American Arbitration Association ("AAA") in its office in Denver, Colorado USA. The arbitration and resolution of the dispute shall be resolved by a single arbitrator appointed by the AAA pursuant to AAA rules. The arbitration shall in all respects be governed and conducted by applicable AAA rules, and any award and/or decision shall be conclusive and binding on the parties. The arbitration shall be conducted in Denver, Colorado. The arbitrator shall supply a written opinion supporting any award, and judgment may be entered on the award in any court of competent jurisdiction. Each party shall pay its own fees and expenses for the arbitration, except that any costs and charges imposed by the AAA and any fees of the arbitrator for his services shall be assessed against the losing party by the arbitrator. In the event that preliminary or permanent injunctive relief is necessary or desirable in order to prevent a party from acting contrary to this Agreement or to prevent irreparable harm prior to a confirmation of an arbitration award, then either party is authorized and entitled to commence a lawsuit solely to obtain equitable relief against the other pending the completion of the arbitration in a court having jurisdiction over the parties. All rights and remedies of the parties shall be cumulative and in addition to any other rights and remedies obtainable from arbitration.

         [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                        WENTWORTH I, INC.

                                        By: /s/ Kevin R. Keating
                                            ------------------------------------
                                            Kevin R. Keating, President


                                        AERO GROW INTERNATIONAL, INC.

                                        By: /s/ W. Michael Bissonnette
                                            ------------------------------------
                                            W. Michael Bissonnette, CEO

                         Index of Exhibits and Schedules

Exhibits

Exhibit A - Financial Advisory Agreement

Schedules

AeroGrow Disclosure Schedules

                                                                      APPENDIX B


Aero Grow International, Inc.
--------------
--------------
--------------

Re:   Investment Representation Letter

      Merger between Aero Grow International, Inc. ("AeroGrow") and Wentworth I, Inc. ("Company") ("Merger")

      The undersigned, being a stockholder of _________ shares of common stock Wentworth I, Inc. ("Company Common Stock"), hereby certifies to AeroGrow, in connection with the Merger and his right to receive shares of common stock of AeroGrow ("AeroGrow Common Stock"), as follows:

            (a) The undersigned has and shall transfer, good and marketable title to the shares of Company Common Stock owned by such holder, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever.

            (b) The undersigned is acquiring the shares of AeroGrow Common Stock for investment for holder's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such holders have no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the shares of AeroGrow Common Stock.

            (c) The undersigned understands that shares of AeroGrow Common Stock are not registered under the Securities Act, that the issuance of shares of AeroGrow Common Stock is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) thereof or such other available exemptions under the Securities Act, and that AeroGrow's reliance on such exemption is predicated on the undersigned's representations set forth herein. The undersigned represents and warrants that: (i) he can bear the economic risk of his respective investments, and (ii) he possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in shares of AeroGrow Common Stock.

            (d) Check one of the following representations (i) or (ii), IF
APPLICABLE:

            ___   (i)   My individual net worth, or joint net worth with my
                        spouse, exceeds $1,000,000.

            ___   (ii)  My individual income (without my spouse) was in excess of $200,000 in each of the two most recent years or joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect an income reaching the same income level in the current year. For purposes of this Investor Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion,
                        (iv) deductions for alimony paid, (v) amounts contributed to an IRA or Keogh retirement plan, and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

            (e) The undersigned acknowledges that neither the SEC, nor the securities regulatory body of any state has received, considered or passed upon the accuracy or adequacy of the information and representations made in connection with the Merger.

            (f) The undersigned acknowledges that he has carefully reviewed such information as deemed necessary to evaluate an investment in shares of AeroGrow Common Stock. To the full satisfaction of the undersigned, he has been furnished all materials that he has requested relating to AeroGrow and the issuance of shares of AeroGrow Common Stock hereunder, and the undersigned has been afforded the opportunity to ask questions of AeroGrow's representatives to obtain any information necessary to verify the accuracy of any representations or information made or given to the undersigned. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of AeroGrow set forth in this Agreement, on which each of the undersigned has relied in making an exchange of his shares of AeroGrow Common Stock.

            (d) The undersigned understands that shares of AeroGrow Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an available exemption therefrom, and that in the absence of an effective registration statement covering shares of AeroGrow Common Stock or any available exemption from registration under the Securities Act, the shares of AeroGrow Common Stock may have to be held indefinitely.

            (e) Each holder agrees to be bound by the terms and conditions applicable to them under Section 1.13 of the Merger Agreement (with respect to the piggy back registration rights afforded to the undersigned) and, upon execution of the foregoing investment representation, the undersigned shall be a third-party beneficiary to the provisions contained in Section 1.13 of the Merger Agreement and may enforce such provisions as if the undersigned was a signatory to this Agreement. In the event, the undersigned does not agree to be bound by the terms and conditions under Section 1.13 of the Merger Agreement or otherwise fails to return a duly executed investment representation letter to the Exchange Agent within thirty (30) days following the Closing, the undersigned shall not be afforded the piggy back registration rights as set forth in Section 1.13 of the Merger Agreement. The undersigned acknowledges and agrees that there can be no assurance that his shares of AeroGrow Common Stock will become registered under the Securities Act.

            (f) The representations, warranties and agreements of the undersigned contained in the investment representation letter shall survive the Closing of the Merger.

MUST SIGN AND PRINT NAME BELOW

Signature:______________________________________

Print Name:_____________________________________

Date:___________________________________________

                                                                      APPENDIX C

ss. 262. Appraisal rights.

      (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of
this title:

            (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

            (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                  a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                  b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                  c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                  d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

            (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

      (d) Appraisal rights shall be perfected as follows:

            (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

            (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

      (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

      (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, ss. 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, ss. 24; 57 Del. Laws, c. 148,
ss.ss. 27-29; 59 Del. Laws, c. 106, ss. 12; 60 Del. Laws, c. 371, ss.ss. 3-12;
63 Del. Laws, c. 25, ss. 14; 63 Del. Laws, c. 152, ss.ss. 1, 2; 64 Del. Laws, c.
112, ss.ss. 46-54; 66 Del. Laws, c. 136, ss.ss. 30-32; 66 Del. Laws, c. 352, ss.
9; 67 Del. Laws, c. 376, ss.ss. 19, 20; 68 Del. Laws, c. 337, ss.ss. 3, 4; 69
Del. Laws, c. 61, ss. 10; 69 Del. Laws, c. 262, ss.ss. 1-9; 70 Del. Laws, c. 79,
ss. 16; 70 Del. Laws, c. 186, ss. 1; 70 Del. Laws, c. 299, ss.ss. 2, 3; 70 Del.
Laws, c. 349, ss. 22; 71 Del. Laws, c. 120, ss. 15; 71 Del. Laws, c. 339, ss.ss.
49-52; 73 Del. Laws, c. 82, ss. 21.)

                                                                      APPENDIX D


                          INDEX TO FINANCIAL STATEMENTS

                                                                            PAGE
Report of Independent Registered Public Accounting Firm ..................   F-1

Balance Sheets as of September 30, 2005 (unaudited) and
December 31, 2004 ........................................................   F-2

Statements of Operations for the nine months ended September
30, 2005 and 2004 (unaudited), the years ended December 31,
2004 and 2003 and from inception (July 2, 2002) to September
30, 2005 (unaudited) .....................................................   F-3

Statement of Stockholders' Equity from inception (July 2,
2002) to September 30, 2005 (unaudited) ..................................   F-4

Statements of Cash Flows for the nine months ended September
30, 2005 and 2004 (unaudited), the years ended December 31,
2004 and 2003 and from inception (July 2, 2002) to September
30, 2005 (unaudited) .....................................................   F-5

Notes to Financial Statements ............................................   F-6

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Aero Grow International, Inc.
Boulder, Colorado

We have audited the accompanying balance sheet of Aero Grow International, Inc. (a development stage enterprise, the "Company") as of December 31, 2004, and the related statements of operations, stockholders' equity, and cash flows for each of the two years then ended and for the cumulative period from July 2, 2002 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aero Grow International, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the two years then ended, and for the cumulative period July 2, 2002 (inception) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.


                                                 /s/ Gordon, Hughes & Banks, LLP

Greenwood Village, Colorado
January 20, 2005, except as to
Note 8, which is May 31, 2005

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                                 BALANCE SHEETS

                                                                                              September 30,    December 31,
                                                                                                   2005           2004
                                                                                                --------------------------
                                                                                                (Unaudited)    (Audited)
ASSETS

           Current assets
                       Cash                                                                     $ 2,230,554    $ 1,916,842
                       Subscriptions receivable                                                          --         41,000
                       Inventory                                                                     36,624             --
                       Prepaid expenses and other                                                     5,805          5,423
                                                                                                --------------------------
                                    Total current assets                                          2,272,983      1,963,265
                                                                                                --------------------------
           Property and equipment
                       Property and equipment                                                       453,052         38,561
                       Less accumulated depreciation                                                (24,673)        (7,840)
                                                                                                --------------------------
                                    Property and equipment, net                                     428,379         30,721
                                                                                                --------------------------

           Debt issuance costs net of
             amortization of $104,867                                                               314,604             --
           Deposits                                                                                   4,084          4,484
                                                                                                --------------------------

                                    Total assets                                                $ 3,020,050    $ 1,998,470
                                                                                                ==========================

LIABILITIES AND STOCKHOLDERS' EQUITY

           Current liabilities
                       Accounts payable                                                              77,984    $    46,969
                       Accrued expenses                                                             610,203         27,745
                       Due to parent company                                                             --             --
                       Convertible debentures, net of discounts of $1,226,250                     1,773,750             --
                       Mandatorily redeemable common stock                                          310,000             --
                       Accrued compensation                                                              --         11,833
                                                                                                --------------------------
                                    Total current liabilities                                     2,771,937         86,547

           Stockholders' equity
                       Preferred stock, $.001 par value, 20,000,000 shares authorized,
                                    0 shares issued and outstanding                                      --             --
                       Common stock, $.001 par value, 75,000,000 shares authorized,
                                    5,008,944 and 4,882,908 shares issued and
                                    outstanding at September 30, 2005 and
                                    December 31, 2004, respectively                                   5,009          4,883
                       Additional paid-in capital                                                 9,568,224      5,761,832
                       (Deficit) accumulated during the development stage                        (9,325,120)    (3,854,792)
                                                                                                -----------    -----------

                                    Total stockholders' equity                                      248,113      1,911,923
                                                                                                --------------------------

                                    Total liabilities and stockholders' equity                  $ 3,020,050    $ 1,998,470
                                                                                                ===========    ===========

          See accompanying summary of accounting policies and notes to financial statements

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                            STATEMENTS OF OPERATIONS

                                                Cumulative Period          Nine Months Ended                   Year Ended
                                                From July 2, 2002         September 30, 2005                   December 31,
                                                  (Inception) to     --------------------------------------------------------------
                                                September 30, 2005       2005            2004             2004             2003
                                                -----------------------------------------------------------------------------------
                                                    (Unaudited)               (Unaudited)                        (Audited)
Revenue
           Product sales                            $        --      $        --      $        --      $        --      $        --

Operating expenses
           Cost of sales                                     --               --               --               --               --
           Research and development                   1,123,986          429,597          239,934          333,253          344,164
           Professional consulting fees               2,260,957        1,110,032          354,020          676,906          450,300
           Salaries and wages                         1,707,197          844,539          483,643          783,263          103,114
           Other general and administrative           3,811,500        2,369,034          317,823          603,186          260,039
                                                    -------------------------------------------------------------------------------
Total operating expenses                              8,903,640        4,753,202        1,395,420        2,396,608        1,157,617
                                                    -------------------------------------------------------------------------------

Income (loss) from operations                        (8,903,640)      (4,753,202)      (1,395,420)      (2,396,608)      (1,157,617)

Other income (expense), net
           Interest income (expense), net              (421,480)        (427,126)           6,020            7,564           (1,918)
                                                    -------------------------------------------------------------------------------
Total other income (expense), net                      (421,480)        (427,126)           6,020            7,564           (1,918)
                                                    -------------------------------------------------------------------------------

Net income (loss)                                   $(9,325,120)     $(5,180,328)     $(1,389,400)     $(2,389,044)     $(1,159,535)
                                                    ===============================================================================

Net income (loss) per share, basic and diluted                       $     (1.05)     $     (0.34)     $     (0.56)     $     (0.41)
                                                                     ==============================================================

Weighted average number of common shares
       outstanding, basic and diluted                                  4,945,826        4,109,803        4,252,626        2,798,909
                                                                     ==============================================================

          See accompanying summary of accounting policies and notes to financial statements

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        STATEMENT OF STOCKHOLDERS' EQUITY
           Period from July 2, 2002 (Inception) to September 30, 2005

                                                                                             Common Stock          Additional
                                                                                         -----------------------    Paid-in
                                                                                            Shares      Amount       Capital
                                                                                         --------------------------------------
Issuance of common stock in July 2002 to parent company                                    1,200,000  $     1,200  $     4,800

Exchange of common stock in parent company by president for common stock (restated)          600,000          600      299,400

Issuance of common stock for cash during private placement from
       December 7, 2002 to December 27, 2002 at $0.50 per share                              380,000          380      189,620

Issuance of common stock for services provided at $1.20 per share                             27,000           27       32,373

Issuance of common stock to Board of Directors Members at $1.20 per share                      3,000            3        3,597

Net (loss) for the period from July 2, 2002 (inception) to December 31, 2002                      --           --           --
                                                                                         --------------------------------------

Balances, December 31, 2002                                                                2,210,000        2,210      529,790

Issuance of common stock for cash during private placement from January 1
       to February 14, 2003 at $0.50 per share                                                90,000           90       44,910

Issuance of common stock for cash during private placement from March 1
       to August 31, 2003 at $1.25 per share                                                 880,800          881    1,100,119

Issuance of common stock for cash during private placement from September 30
       to December 31, 2003 at $1.665 per share                                              175,763          176      292,568

Issuance of additional shares of common stock to private placement investors                  93,888           94          (94)

Issuance of common stock for services provided (4,000 shares at $1.20 per share and
       36,999 shares at $1.25 per share)                                                      40,999           41       51,007

Exercise of common stock warrants at $1.25 per share                                         120,000          120      149,880

Issuance of stock options to non-employees for services provided from
       January 1, 2003 to December 31, 2003 from $0.005 to $1.25 per option                       --           --       73,151

Issuance of common stock to Board of Directors Members at $1.25 per share                      6,000            6        7,494

Issuance of common stock to Advisory Board Members at $1.25 per share                        130,120          130      162,520

Net (loss)                                                                                        --           --           --
                                                                                         --------------------------------------

Balances, December 31, 2003                                                                3,747,570  $     3,748  $ 2,411,345

Issuance of common stock for cash from January 1 to January 30,2004 at $1.25 per share        40,000           40       49,960

Issuance of common stock for cash during private placement from February 1
       to June 30, 2004 at $1.665 per share                                                  360,458          360      600,140

Issuance of common stock for cash during public offering from July 30
       to December 31, 2004 at $5.00 per share, net of $185,240 in offering costs            498,596          498    2,307,239

Issuance of additional shares of common stock to private placement investors                  27,700           28          (28)

Issuance of additional shares of common stock to public offering investors                    45,633           46          (46)

Issuance of common stock for services provided (4,000 shares at $0.05 per share; 5,000 shares at $1.25 per share; 38,332 shares at $1.65 per share and 97,550 shares at
       $5.00 per share)                                                                      144,882          145      557,301

Exercise of common stock warrants at $1.25 per share                                          12,000           12       14,988

Issuance of stock options to non-employees for services provided from
       January 1, 2004 to December 31, 2004 from $0.005 to $5.00 per option                       --           --       80,939

Issuance of common stock to Board of Directors Members at $5.00 per share                      6,000            6       29,994

Net (loss)                                                                                        --           --           --

Effects of 1 for 5 reverse stock split                                                            69           --           --
                                                                                         --------------------------------------
Balances, December 31, 2004                                                                4,882,908  $     4,883  $ 6,051,832
                                                                                         ======================================

                                                                                           Accumulated
                                                                                             (Deficit)
                                                                                             During the
                                                                                           Development
                                                                                               Stage        Total
                                                                                         ----------------------------
Issuance of common stock in July 2002 to parent company                                     $        --   $     6,000

Exchange of common stock in parent company by president for common stock (restated)                  --       300,000

Issuance of common stock for cash during private placement from
       December 7, 2002 to December 27, 2002 at $0.50 per share                                      --       190,000

Issuance of common stock for services provided at $1.20 per share                                    --        32,400

Issuance of common stock to Board of Directors Members at $1.20 per share                            --         3,600

Net (loss) for the period from July 2, 2002 (inception) to December 31, 2002                   (596,213)     (596,213)
                                                                                         ----------------------------

Balances, December 31, 2002                                                                    (596,213)      (64,213)

Issuance of common stock for cash during private placement from January 1
       to February 14, 2003 at $0.50 per share                                                       --        45,000

Issuance of common stock for cash during private placement from March 1
       to August 31, 2003 at $1.25 per share                                                         --     1,101,000

Issuance of common stock for cash during private placement from September 30
       to December 31, 2003 at $1.665 per share                                                      --       292,744

Issuance of additional shares of common stock to private placement investors                         --            --

Issuance of common stock for services provided (4,000 shares at $1.20 per share and
       36,999 shares at $1.25 per share)                                                             --        51,048

Exercise of common stock warrants at $1.25 per share                                                 --       150,000

Issuance of stock options to non-employees for services provided from
       January 1, 2003 to December 31, 2003 from $0.005 to $1.25 per option                          --        73,151

Issuance of common stock to Board of Directors Members at $1.25 per share                            --         7,500

Issuance of common stock to Advisory Board Members at $1.25 per share                                --       162,650

Net (loss)                                                                                   (1,159,535)   (1,159,535)
                                                                                         ----------------------------

Balances, December 31, 2003                                                                 $(1,755,748)  $   659,345

Issuance of common stock for cash from January 1 to January 30,2004 at $1.25 per share               --        50,000

Issuance of common stock for cash during private placement from February 1
       to June 30, 2004 at $1.665 per share                                                          --       600,500

Issuance of common stock for cash during public offering from July 30
       to December 31, 2004 at $5.00 per share, net of $185,240 in offering costs                    --     2,307,737

Issuance of additional shares of common stock to private placement investors                         --            --

Issuance of additional shares of common stock to public offering investors                           --            --

Issuance of common stock for services provided (4,000 shares at $0.05 per share; 5,000 shares at $1.25 per share; 38,332 shares at $1.65 per share and 97,550 shares at
       $5.00 per share)                                                                              --       557,446

Exercise of common stock warrants at $1.25 per share                                                 --        15,000

Issuance of stock options to non-employees for services provided from
       January 1, 2004 to December 31, 2004 from $0.005 to $5.00 per option                          --        80,939

Issuance of common stock to Board of Directors Members at $5.00 per share                            --        30,000

Net (loss)                                                                                   (2,389,044)   (2,389,044)

Effects of 1 for 5 reverse stock split                                                               --            --
                                                                                         ----------------------------
Balances, December 31, 2004                                                                 $(4,144,792)  $ 1,911,923
                                                                                         ============================

          See accompanying summary of accounting policies and notes to financial statements

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                  STATEMENT OF STOCKHOLDERS' EQUITY (CONTINUED)
           Period from July 2, 2002 (Inception) to September 30, 2005

                                                                                                               Accumulated
                                                                                                                (Deficit)
                                                                          Common Stock          Additional      During the
                                                                   ------------------------      Paid-in       Development
                                                                        Shares      Amount       Capital          Stage      Total
                                                                   ----------------------------------------------------------------
Exercise of common stock warrants at $1.25 per share (unaudited)         8,000            8        9,992           --        10,000

Exercise of common stock warrants at $2.50 per share (unaudited)        30,000           30       74,970           --        75,000

Issuance of common stock for cash at $5.00 per share (unaudited)         1,600            2        7,998           --         8,000

Issuance of common stock for services provided at $5.00 per
              share (unaudited)                                         86,436           86      432,070           --       432,156

Issuance of stock options to non-employees for services
              provided (unaudited)                                          --           --       20,931           --        20,931

Issuance of warrants to debt holders of convertible debentures
              (unaudited)                                                   --           --      885,000           --       885,000

Effects of variable accounting on the modification of terms
              of outstanding warrants (unaudited)                           --           --    1,335,431           --     1,335,431

Intrinsic value of convertible debentures, beneficial conversion
              feature (unaudited)                                           --           --      750,000           --       750,000

Net (loss) (unaudited)                                                      --           --           --   (5,180,328)   (5,180,328)
                                                                   ----------------------------------------------------------------

Balances, September 30, 2005 (unaudited)                             5,008,944  $     5,009  $ 9,568,224  $(9,325,120)  $   248,113
                                                                   ================================================================

          See accompanying summary of accounting policies and notes to financial statements

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                            STATEMENTS OF CASH FLOWS

                                                            Cumulative Period
                                                            From July 2, 2002       Nine Months Ended           Year Ended
                                                              (Inception) to           September 30,            December 31,
                                                               September 30,   -----------------------------------------------------
                                                                   2005          2005          2004          2004          2003
                                                            ------------------------------------------------------------------------
                                                                (Unaudited)          (Unaudited)                   (Audited)
                                                            ------------------------------------------------------------------------
Cash flows from operating activities:

  Net (loss)                                                    $(9,325,120)  $(5,180,328)  $(1,389,400)  $(2,389,044)  $(1,159,535)
  Adjustments to reconcile net (loss) to cash provided
  (used) by operations:
       Issuance of common stock and options for services          1,451,821       453,087       244,831       668,385       294,349
       Depreciation expense                                          24,675        16,835         4,257         5,920         1,920
       Amortization of convertible debentures, beneficial
             conversion feature                                     187,500       187,500            --            --            --
       Interest expense associated with warrants issued with
             convertible debentures                                 221,250       221,250            --            --            --
       Issuance of common stock as compensation expense             300,000            --            --            --            --
       Effects of variable accounting for modification of
             warrant terms                                        1,335,431     1,335,431            --            --            --
  Change in assets and liabilities:
       (Increase) in inventory                                      (36,624)      (36,624)           --            --            --
       (Increase) decrease in other current assets                   35,193        40,616        (1,013)       (3,323)       (2,100)
       (Increase) decrease in deposits                               (4,084)          400        (1,984)       (2,484)       (2,000)
       Increase in accounts payable                                  77,984        31,015        65,335        39,480         7,489
       Increase in accrued expenses                                 610,203       582,458         8,413        18,469         9,276
       Increase (decrease) in accrued compensation                       --       (11,833)      (14,987)      (25,770)       37,603
                                                                --------------------------------------------------------------------

             Net cash (used) by operating activities             (5,121,771)   (2,360,193)   (1,084,548)   (1,688,367)     (812,998)
                                                                --------------------------------------------------------------------

Cash flows from investing activities:
  Purchases of equipment                                           (143,052)     (104,491)      (12,635)      (11,556)      (27,005)
                                                                --------------------------------------------------------------------

             Net cash (used) by investing activiites               (143,052)     (104,491)      (12,635)      (11,556)      (27,005)
                                                                --------------------------------------------------------------------

Cash flows from financing activities:
  (Decrease) increase in due to parent company                           --            --       (11,707)      (17,884)     (186,483)
  Proceeds from issuance of common stock                          4,803,981        93,000     1,345,950     3,002,237     1,518,744
  Proceeds from issuance of convertible debentures                3,000,000     3,000,000            --            --            --
  Direct financing costs associated with debentures                (314,604)     (314,604)           --            --            --
  Proceeds from initial investment by parent company                  6,000            --            --            --            --
                                                                --------------------------------------------------------------------

             Net cash provided by financing activities            7,495,377     2,778,396     1,334,243     2,984,353     1,332,261
                                                                --------------------------------------------------------------------

  Net increase in cash                                            2,230,554       313,712       237,060     1,284,430       492,258

  Cash, beginning of period                                              --     1,916,842       632,412       632,412       140,154
                                                                --------------------------------------------------------------------

  Cash, end of period                                           $ 2,230,554   $ 2,230,554   $   869,472   $ 1,916,842   $   632,412
                                                                ===================================================================

Supplemental disclosure of non-cash investing and
 financing activities:
  Interest paid                                                 $    38,695   $    36,453   $       324   $       324   $     1,918
                                                                ===================================================================

          See accompanying summary of accounting policies and notes to financial statements

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Note 1 - Description of the Business and Summary of Significant Accounting Policies

Description of the Business

Aero Grow International, Inc. ("the Company") was incorporated in the State of Nevada on March 25, 2002 and initiated operations on July 2, 2002.

The Company was organized for the purpose of research, development, manufacturing and marketing of indoor, turnkey "plug and grow" Aero Grow "Kitchen garden" systems designed and priced for the consumer market worldwide.

From the period July 2, 2002 (Inception) to September 30, 2005 (unaudited), the Company has raised $4,803,981 for shares sold through private placements, a Colorado public offering and, $3,000,000 through a private convertible debenture offering from June 6, 2005 thru September 30, 2005 (unaudited). However, the Company has experienced operating losses since inception and has an accumulated deficit of $9,325,120 at September 30, 2005 (unaudited). Subsequent to September 30, 2005, the Company plans to continue its fundraising efforts by completing a reverse merger with a public reporting shell and a contemporaneous private placement offering of the Company's securities. The reverse merger and private placement offering are anticipated to occur in the first quarter of 2006.

Additionally, the Company has signed a manufacturing agreement with a Chinese contract manufacturer with the intention of launching its product for sale during the first half of 2006.

There can be no assurance the reverse merger and private placement offering or the product launch will be successful. However, the Company believes these actions, if successful, will enable it to generate revenues to the level necessary to create positive cash flow from operations.

Significant Accounting Policies

Basis of Presentation (unaudited interim periods)

In the opinion of management, all adjustments considered necessary for a fair presentation of the results of operations and financial condition for the nine months ended September 30, 2005 and 2004 have been included. Such adjustments are of a normal recurring nature. The results of operations for the nine-month period ended September 30, 2005 are not necessarily indicative of the results of operations that can be expected for the fiscal year ending December 31, 2005.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

Net Income (Loss) per Common Share

The Company computes net income (loss) per common share in accordance with SFAS No. 128, "Earnings per Share" and Securities and Exchange Commission Staff Accounting Bulletin No. 98 ("SAB 98"). SFAS No. 128 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as the income or loss available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Significant Accounting Policies (continued)

warrants) as if they had been converted at the beginning of the periods presented. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Reclassifications & Restatement

Certain prior year amounts have been reclassified to conform to current year presentation.

The accompanying balance sheet and statement of changes in stockholders' equity has been restated from previously issued financial statements. For the period ended December 31, 2002, the Company has recorded $300,000 in compensation expense to properly reflect the fair value of the exchange of an officer's holdings of one million shares of common stock in Mentor Capital Consultants, Inc. (the then parent company) for three million shares of common stock of the Company. The transaction was initially recorded as a reciprocal stockholding in its former parent of $10,000 and subsequent $10,000 impairment in 2003. The effects of the restatement include retained (deficit) being increased by $290,000 for each of the periods ended December 31, 2004 and 2003 and the statement of changes in stockholders' equity reflecting an increase to additional paid in capital of $290,000 effective in the 2002 fiscal year..

Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash and cash equivalents.

Concentration of Credit Risk and Financial Instruments

Statement of Financial Accounting Standards ("SFAS") No. 105, "Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk", requires disclosure of significant concentrations of credit risk regardless of the degree of such risk. Financial instruments with significant credit risk include cash. The amount on deposit with a financial institution does exceed the $100,000 federally insured limit at September 30, 2005 (unaudited) and December 31, 2004. However, management believes that the financial institution is financially sound and the risk of loss is minimal.

Financial instruments consist of cash and cash equivalents, subscriptions receivable and accounts payable. The carrying values of all financial instruments approximate fair value.

Property and equipment

Property and equipment are stated at cost. Depreciation for financial accounting purposes is computed using the straight-line method over the estimated lives of the respective assets. Office equipment and computer hardware are depreciated over 5 years. The Company has purchased and built its own manufacturing equipment and tools. The equipment is being amortized over a period of seven years commencing July 1, 2003. Direct internal labor incurred in the manufacturing of the equipment totaled $6,240 as of December 31, 2004 and an additional $4,182 as of September 30, 2005 (unaudited) and has been capitalized. The Company does not capitalize any overhead or other administrative costs in conjunction with the manufacturing of equipment.

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Significant Accounting Policies (continued)

Property and equipment consist of the following as of:

                                          September 30,        December 31,
                                               2005         2004         2003
                                            ---------    ---------    ---------
                                           (unaudited)
Manufacturing equipment and tooling         $ 385,604    $  11,772    $  11,772
Computer hardware                              29,017       17,575        9,502
Office equipment                               38,431        9,214        5,731
                                            ---------    ---------    ---------
                                              453,052       38,561       27,005
Less:  accumulated depreciation               (24,673)      (7,840)      (1,920)
                                            ---------    ---------    ---------
Property and equipment, net                 $ 428,379    $  30,721    $  25,085
                                            ---------    ---------    ---------
Research and Development

The costs incurred to develop products to be sold or otherwise marketed are currently charged to expense. When a product is ready for general release, its capitalized costs will be amortized using the straight-line method of amortization over a reasonable period. During the unaudited nine months ended September 30, 2005 and the years ended December 31, 2004 and December 31, 2003, no research and development costs have been capitalized.

Stock Based Compensation

The Company accounts for its stock-based compensation using Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, ("APB No. 25"), and related interpretations, as permitted by SFAS No. 123, Accounting for Stock-based Compensation, ("SFAS No. 123"), as amended by SFAS No. 148, Accounting for Stock-based Compensation-Transition and Disclosure. Under APB 25, compensation expense is recognized for stock options with an exercise price that is less than the market price on the grant date of the option. For stock options with exercise prices at or above the market value of the stock on the grant date, the Company adopted the disclosure-only provisions SFAS No. 123. The Company has not adopted the disclosure-only provisions of SFAS 123 for the stock options granted to the employees and directors of the Company. Accordingly, no compensation cost has been recognized for these options. As of December 31, 2004, and since inception, 38,994 options have been issued to employees or directors of the Company and 509 options have expired.

The following table illustrates the effect on net loss if the Company had applied the fair value recognition provisions, as prescribed by SFAS 123, to stock-based compensation for all awards.

                                                             Nine Months
                                                                Ended
                                                              September 30,            Year Ended December 31
                                                         2005             2004             2004             2003
                                                     -----------      -----------      -----------      -----------
                                                     (unaudited)      (unaudited)
Net loss, as reported                                $(5,180,328)     $(1,389,400)     $(2,389,044)     $(1,169,535)

Deduct:  Stock-based compensation expense, as
determined under fair-value based method for all
awards                                                  (104,461)         (72,220)        (96,294)          (4,152)
                                                     -----------      -----------      -----------      -----------
Pro forma net loss                                   $(5,284,789)     $(1,461,620)     $(2,485,338)     $(1,173,687)
                                                     ===========      ===========      ===========      ===========

For purposes of calculating fair value under SFAS 123, the fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions: no dividend yield, expected volatility rate of 172.90%; risk free interest rate of 5%; and average lives of 4 years. The pro-forma effects to the weighted average share disclosures during the nine

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Significant Accounting Policies (continued)

months ended September 30, 2005, and the years ended December 31, 2004, and December 31, 2003, totaled ($0.02), ($0.02), and ($0.00) per share, respectively.

Income taxes

The Company accounts for deferred income taxes in accordance with the liability method as required by Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("SFAS 109"), Deferred income taxes are recognized for the tax consequences in future years for differences between the tax basis of assets and liabilities and their financial reporting amounts at the end of each period, based on enacted laws and statutory rates applicable to the periods in which the differences are expected to affect taxable income. Any liability for actual taxes to taxing authorities is recorded as income tax liability.

Comprehensive Income

Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" requires the presentation and disclosure of all changes in equity from non-owner sources as "Comprehensive Income". The Company had no items of comprehensive income in the unaudited nine months ended September 30, 2005 or for the years ended December 31, 2004 and December 31, 2003.

Segments Of An Enterprise And Related Information

Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131") replaces the industry segment approach under previously issued pronouncements with the management approach. The management approach designates the internal organization that is used by management for allocating resources and assessing performance as the source of the Company's reportable segments. SFAS 131 also requires disclosures about products and services, geographic areas and major customers. At present, the Company only operates in one segment.

Deferred Financing Costs

Deferred financing costs consist of consideration paid to third parties with respect to debt financing transactions, including cash payments for legal fees and placement agent fees. Such costs are being deferred and amortized over the term of the related debt.

Beneficial Conversion Feature of Debentures

In accordance with Emerging Issues Task Force No. 98-5 ("EITF 98-5"), Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments, the Company recognizes the advantageous value of conversion rights attached to convertible debt. Such rights gives the debt holder the ability to convert debt into common stock at a price per share that is less than the fair market value of the common stock on the day the loan is made to the Company. The beneficial value is calculated as the intrinsic value (the fair market value of the stock at the commitment date in excess of the conversion rate) of the beneficial conversion feature of the debentures and the related accrued interest and is recorded as a discount to the related debt and an addition to additional paid in capital. The discount is subsequently amortized over the remaining outstanding of the related debt using the interest method.

New Accounting Pronouncements

In December 2004, the FASB issued a revision to FASB Statement 123, "Accounting for Stock Based Compensation". This Statement supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Significant Accounting Policies (continued)

equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement does not change the accounting guidance for share-based payment transactions with parties other than employees provided in Statement 123 as originally issued and EITF Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees, or in Connection with Selling Goods or Services." This Statement does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, "Employees' Accounting for Employee Stock Ownership Plans".

A public entity will initially measure the cost of employee services received in exchange for an award of liability instruments based on its current fair value; the fair value of that award will be re-measured subsequently at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation cost over that period.

The grant-date fair value of employee share options and similar instruments will be estimated using the option-pricing models adjusted for the unique characteristics of those instruments (unless observable market prices for the same or similar instruments are available).

Excess tax benefits, as defined by this Statement, will be recognized as an addition to paid-in-capital. Cash retained as a result of those excess tax benefits will be presented in the statement of cash flows as financing cash inflows. The write-off of deferred tax assets relating to unrealized tax benefits associated with recognized compensation cost will be recognized as income tax expense unless there are excess tax benefits from previous awards remaining in paid-in capital to which it can be offset.

The notes to the financial statements will disclose information to assist users of financial information to understand the nature of share-based payment transactions and the effects of those transactions on the financial statements.

The effective date for public entities that do not file as small business issuers will be as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. For public entities that file as small business issuers and nonpublic entities the effective date will be as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. Management intends to comply with this Statement at the scheduled effective date for the relevant financial statements of the Company.

In June 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections, a replacement of APB No. 20 and FAS No. 3." SFAS No. 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. It establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to the newly adopted accounting principle. SFAS No. 154 also provides guidance for determining whether retrospective application of a change in accounting principle is impracticable and for reporting a change when retrospective application is impracticable. The correction of an error in previously issued financial statements is not an accounting change. However, the reporting of an error correction involves adjustments to previously issued financial statements similar to those generally applicable to reporting an accounting change retrospectively. Therefore, the reporting of a correction of an error by restating previously issued financial statements is also addressed by SFAS No.
154. SFAS No. 154 is required to be adopted in fiscal years beginning after December 15, 2005. The Company does not believe adoption of SFAS No. 154 will have a material impact on its financial position, results of operations or cash flows.

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Note 2 - Income Taxes

The Company did not record any provision for federal and state income taxes for the unaudited nine months ended September 30, 2005 or for the years ended December 31, 2004 and December 31, 2003. Variations from the federal statutory rate are as follows:

                                    Cumulative Period from        Nine Months Ended                     Years Ended
                                  July 2, 2002 (Inception) to       September 30,                       December 31,
                                         September 30,           ------------------------------------------------------------
                                             2005                      2005                     2004                  2003
                                  ----------------------------     -----------              -----------           -----------
                                         (unaudited)               (Unaudited)              (Audited)             (Audited)
Expected income tax benefit at
    the statutory rate of 34%            $ 2,922,352               $ 2,922,352              $   794,910           $   377,863
Net operating loss carryforward           (2,922,352)               (2,922,352)                (794,910)             (377,863)
                                         -----------               -----------              -----------           -----------

Net tax expense                          $        --               $        --              $        --           $        --
                                         ===========               ===========              ===========           ===========



Deferred income tax assets result from federal and state operating loss carryforwards in the amounts of $5,145,822, $2,332,052 and $1,109,442 for the unaudited nine months ended September 30, 2005 and for the years ended December 31, 2004 and December 31, 2003, respectively. Other deferred tax assets are presented due to timing differences related to deductions for non-cash compensation and to other temporary differences in the amounts of $0, $19,345 and $44,603 at September 30, 2005 (unaudited), December 31, 2004 and December 31, 2003, respectively. The loss carry forwards expire in 2025, 2024 and 2023, respectively.

Net deferred tax assets consist of the following as of:

                                                                          September 30,                     December 31,
                                                                          -------------------------------------------------------
                                                                             2005                  2004                  2003
                                                                          -------------------------------------------------------
                                                                         (Unaudited)            (Audited)             (Audited)
Tax effect of net operating loss carryforwards                            $   478,759           $ 1,270,820           $   477,923
Tax effect of timing differences related to compensation expense                   --                 6,577                15,165
Tax effect of other temporary differences                                       8,389                 2,013                   653
Less valuation allowance                                                     (487,148)           (1,279,410)             (493,741)
                                                                          -------------------------------------------------------
Net deferred tax assets                                                   $        --           $        --           $        --
                                                                          =======================================================

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some or the entire deferred tax asset will not be realized. The Company believes that sufficient uncertainty exists regarding the realizability of the deferred tax assets such that valuation allowances equal to the entire balance of the deferred tax assets are necessary.

Note 3 - Stock Options

In 2003, the Company's Board of Directors approved a Stock Option Plan (the
Plan) pursuant to which nonqualified stock options are reserved for issuance to eligible employees, consultants and directors of the Company. The Plan is administered by the Board of Directors, which has the authority to select the individual's to whom awards are to be granted, the number of shares of common stock to be covered by

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Note 3 - Stock Options (continued)

each award, the vesting schedule of stock options, and all other terms and conditions of each award. The Company has granted nonqualified stock options to purchase shares of common stock to certain employees at exercise prices ranging from $.05 to $5.00 per share.

The Company has adopted the disclosure only provisions of Statement of Financial accounting Standards No. 123 "Accounting for Stock-Based compensation" ("SFAS No. 123"). Accordingly, the Company continues to account for options using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25 ("APB No. 25").

A summary of activity in the Plan is as follows:

                                   Cumulative Period from      Nine Months Ended         Year Ended            Year Ended
                                July 2, 2002 (Inception) to    September 30, 2005     December 31, 2004     December 31, 2003
                                    September 30, 2005           (Unaudited)             (Audited)              (Audited)
                                 -----------------------------------------------------------------------------------------------
                                               Average                 Average                   Average                 Average
                                Number of      Exercise    Number of   Exercise     Number of    Exercise     Number of  Exercise
                                 Options        Price       Options     Price        Options      Price        Options    Price
                                 -----------------------------------------------------------------------------------------------
Outstanding at the beginning
    of the period                     --      $    --       38,994      $  2.85        4,737     $  2.00          --     $    --
Granted during the period         70,874         3.84       31,880         4.89       34,257        2.95       4,737        2.00
Cancelled during the period         (509)       (0.05)        (509)       (0.05)          --          --          --          --
Exercised during the period           --           --           --           --           --          --          --          --
Outstanding at the end of
                                 -----------------------------------------------------------------------------------------------
    the period                    70,365      $  3.79       70,365      $  3.79       38,994     $  2.85       4,737     $  2.00
                                 ===============================================================================================

Exercisable at end of period      70,365      $  3.79       70,365      $  3.79       38,994     $  2.85       4,737     $  2.00
                                 ===============================================================================================

As of December 31, 2003, outstanding options had weighted average contractual lives remaining of approximately five years with an exercise price of $2.00 per share. Of those options outstanding at December 31, 2003, all are fully vested. As of December 31, 2004, outstanding options have weighted average contractual lives remaining of approximately four and one half years with an exercise price of $2.85 per share. Of those options outstanding at December 31, 2004, all are fully vested. As of September 30, 2005 (unaudited), outstanding options had weighted average contractual lives remaining of approximately four years with an exercise price of $3.79 per share. Of those options outstanding at September 30, 2005 (unaudited), all are fully vested.

The Company did not grant any employee stock options in 2002.

In addition to stock options granted to employees, the Company granted options to purchase common stock to certain consultants in exchange for services provided. The compensation cost of these options, measured by the fair value of the options provided in lieu of cash, has been included in general and administrative expense. The assumptions utilized to value employee options in accordance with the disclosure requirements of SFAS No. 123 were also used to value the options issued to the consultants. For the unaudited nine months ended September 30, 2005 and for the years ended December 31, 2004 and December 31, 2003, the Company has recognized consulting expense related to the non-employee options of $20,931, $80,939 and $73,151, respectively.

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Note 3 - Stock Options (continued)

Following is a reconciliation of transactions during the period for options granted to consultants:

                                Cumulative Period from         Nine Months Ended        Year Ended               Year Ended
                              July 2, 2002 (Inception) to    September 30, 2005      December 31, 2004        December 31, 2003
                                   September 30, 2005          (Unaudited)               (Audited)                (Audited)
                                 --------------------------------------------------------------------------------------------------
                                              Average                   Average                  Average                  Average
                                  Number of   Exercise    Number of     Exercise    Number of    Exercise     Number of   Exercise
                                  Options     Price       Options       Price       Options      Price        Options      Price
                                 --------     --------    --------      --------    --------     --------     --------     --------
Outstanding at the beginning
    of the period                      --     $     --     145,335      $   1.10     101,825     $   1.00           --     $     --
Granted during the period         152,124         1.62       6,789          2.76      43,510         1.45      101,825         1.00
Cancelled during the period       (17,620)       (0.34)    (17,620)        (0.34)         --           --           --           --
Exercised during the period            --           --          --            --          --           --           --           --
Outstanding at the end of
                                 --------     --------    --------      --------    --------     --------     --------     --------
    the period                    134,504     $   1.28     134,504      $   1.28     145,335     $   1.10      101,825     $   1.00
                                 ========     ========    ========      ========    ========     ========     ========     ========

Exercisable at end of period      134,504     $   1.28     134,504      $   1.28     145,335     $   1.10      101,825     $   1.00
                                 ========     ========    ========      ========    ========     ========     ========     ========

As of December 31, 2003, outstanding non-employee options have a weighted average contractual life remaining of approximately five years with an average exercise price of $1.00 per share. Of those options outstanding at December 31, 2003, all are fully vested. As of December 31, 2004, outstanding non-employee options have a weighted average contractual life remaining of approximately four and one half years with an average exercise price of $1.10 per share. Of those options outstanding at December 31, 2004, all are fully vested. As of September 30, 2005 (unaudited), outstanding options had weighted average contractual lives remaining of approximately four years with an exercise price of $1.28 per share. Of those options outstanding at September 30, 2005 (unaudited), all are fully vested.

Note 4 - Related Party Transactions

During the years ended December 31, 2004 and 2003, the Company retained one member of their board as a consultant who was granted common stock and fees for services provided totaling $46,723 and $67,955, respectively. During the year ended December 31, 2004, the Company paid legal fees to a director in the amount of $24,000 and issued common stock for services provided valued at $83,250. During the year ended December 31, 2003, the Company paid legal fees to a director in the amount of $25,000 and issued common stock for services provided valued at $10,800. The Company also issued common stock to its Board of Directors for services provided valued at $30,000 and $7,500 for the years ended December 31, 2004 and 2003, respectively.

On December 31, 2004, Mentor Capital Consultants, Inc., former parent of the Company, made a pro rata distribution to its shareholders of all 1,200,000 shares of common stock it held in the Company.

The Company leased their office space during the year ended December 31, 2004 from a landlord who is a minority shareholder. The Company paid rent to the shareholders in the amount of $31,293 and issued common stock for rent provided valued at $52,838. During the year ended December 31, 2003, the Company paid rent to one of the shareholders in the amount of $4,500 and issued common stock for rent provided valued at $3,038. During 2004, the Company leased certain laboratory space from an employee. Rent expense paid to the employee totaled $5,200 for the year ended December 31, 2004.

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Note 4 - Related Party Transactions (continued)

During the unaudited nine-month period ended September 30, 2005, the Company retained one member of their board as a consultant who was granted stock options, common stock and fees for services provided totaling $115,039. For the unaudited nine-month period ended September 30, 2005, a director of the Company, who is a partner in the law firm of Kranitz & Philipp, was paid legal fees of $18,000.

The Company leased their office space during the unaudited nine-month period ended September 30, 2005 from one shareholder. The Company paid rent to the shareholder in the amount of $22,806 and issued common stock for rent provided valued at $38,016. Through July 2005, the Company leased certain laboratory space from an employee. Rent expense paid to the employee totaled $7,574.

The Company was renting office furniture, office equipment, and computers from its former parent, Mentor Capital Consultants, Inc., at the rate of $2,500 per month. For each of the years ended December 31, 2004 and 2003, the Company paid $30,000 to rent the equipment. For the first five months of 2005 (unaudited), the Company continued to rent equipment from its parent for a total of $12,500. On May 31, 2005, the Company acquired these fixed assets for their net book value of $33,901.

On October 15, 2002, Mentor Capital Consultants, Inc.'s principal shareholder and chief executive officer exchanged 1 million of his outstanding shares in Mentor Capital for 3 million common shares of the Company. As a result of this transaction, the Company has restated its previously issued 2002 financial statements by recording $300,000 in compensation expense.

Note 5 - Operating Leases

The Company leases certain facilities and office space under non-cancelable operating lease agreements. Rent expense for the years ended December 31, 2004 and 2003, was approximately $91,741 and $52,197, respectively. This includes the fair value of 15,531 shares and 2,250 shares of common stock granted to the landlords for the years ended December 31, 2004 and 2003, respectively.

One of the Company's operating leases ended December 31, 2004. The Company is currently in negotiations for a new operating lease and is on a month-to-month basis. The Company negotiated a new operating lease for 12 months beginning January 1, 2005 at the rate of $1,000 per month.

The Company leased certain laboratory space under a month-to-month lease beginning in August 2005 (unaudited) at the rate of $1,314 per month.

Note 6 - Shareholders' Equity

During the period from December 1, 2002 to December 31, 2002, the Company issued a private placement memorandum for the purpose of raising capital for administrative costs, research and development, and for the establishment of a cash reserve. Pursuant to the private placement, the Company sold 380,000 shares at $0.50 per share.

The Company issued 3,000 shares and 27,000 shares valued at $1.20 per share to its Board of Directors and consultants for marketing, administrative, financial, and research and development services provided in the period from July 2, 2002 (Inception) to December 31, 2002, respectively. In conjunction with the private placement offering, certain investors who purchased a minimum of $25,000 of common shares were provided warrants to purchase additional shares of common stock at $1.25 per share. As of December 31, 2002 a total of 140,000 warrants were issued and outstanding,

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Note 6 - Shareholders' Equity (continued)

During the years ended December 31, 2004 and 2003, the Company continued its private placement offering initiated in 2002 and issued common stock to new investors at $0.50 per share for 90,000 shares, and at $1.25 per share for 880,800 shares. On August 1, 2003, the Company initiated a new private placement offering, and issued common stock to new investors at $1.665 per share for 175,763 shares. During the year ended December 31, 2004, an additional 360,458 shares were issued at $1.665 per share. In conjunction with the continuing and new private placement offerings, certain investors who purchased minimum amounts of common shares were provided with additional bonus shares of stock. If investors contributed a minimum of $15,000 to the Company, they were awarded 10% bonus stock award. In total, 27,700 and 81,888 shares were issued as bonus shares for the years ended December 31, 2004 and 2003, respectively.

As of December 31, 2003, in conjunction with the private placement offerings, certain investors who purchased a minimum of $25,000 of common shares were provided warrants to purchase additional shares of common stock. 20,000 warrants were issued at $1.25 per share, 324,098 warrants were issued at $2.50 per share and 30,000 warrants were issued at $5.00 per share. A total of 374,098 warrants have been issued in conjunction with the private placement offerings during 2003. A total of 120,000 warrants have been exercised at $1.25 per share and a total of 12,000 warrants have been exercised at $1.25 per share as of December 31, 2003 and December 31, 2004, respectively. Certain investors who exercised minimum amounts of their warrants were provided with bonus shares of stock. If investors contributed a minimum of $25,000 to the Company, they were awarded a 10% bonus stock award. For the year ended December 31, 2003, 12,000 shares were issued as bonus shares.

The Company also issued common stock to its Board of Directors for services provided valued at $30,000 and $7,500 for the years ended December 31, 2004 and 2003, respectively.

As of December 31, 2004, in conjunction with the private placement offerings, certain investors who purchased a minimum of $25,000 of common shares were provided warrants to purchase additional shares of common stock. 162,000 warrants were issued at $2.50 per share. 28,000 warrants have expired and a total of 516,098 remain outstanding. The warrants are exercisable over a period not to exceed two years commencing immediately at the time of issuance.

During the year ended December 31, 2004, the Company issued a total of 144,882 shares to landlords and consultants. 5,000 shares were issued at $1.25, 36,332 shares at $1.665, and 103,550 shares at $5.00 for legal, IT, marketing, administrative, and research and development services provided. During the year ended December 31, 2003, the Company issued 40,999 shares at $1.25 per share to a landlord and consultants for marketing, administrative, financial, and research and development services provided. These shares were priced based on the fair value at which shares were being issued, based on private placement offerings, at the time services were rendered.

On July 1, 2004, the Company was approved for an initial public offering in the State of Colorado, and issued common stock to new investors at $5.00 per share for 498,596 shares. In conjunction with the Colorado public offering, certain investors who purchased minimum amounts of common shares were provided with additional bonus shares of stock. If investors contributed a minimum of $15,000 to the Company, they were awarded 10% bonus stock award. In total, 45,633 shares were issued as bonus shares for the year ended December 31, 2004. Also, in conjunction with the public offering, certain investors who purchased a minimum of $25,000 of common shares were provided two warrants to purchase additional shares of common stock. One warrant is exercisable to purchase a share of common stock at the price of $10.00 per share and the other warrant is exercisable at $15.00 per share. In total, 390,880 warrants were issued at the exercise price of $10.00 and the same total was issued at the exercise price of $15.00 in

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Note 6 - Shareholders' Equity (continued)

conjunction with the public offering for year ended December 31, 2004. None of the warrants were exercised during 2004.

As of December 31, 2004, the Company has recorded subscriptions receivable of $41,000 for shares sold. This amount has subsequently been collected in cash.

On January 31, 2005, the State of Nevada approved the Board of Director's amendment to the articles of incorporation which increased the authorized shares of the Company's common stock from 40,000,000 shares to 75,000,000 shares. On May 31, 2005, the Company's Board of Directors approved a one-for-five reverse stock split of all outstanding shares. The historical share and per share amounts included in the accompanying financial statement have been retroactively adjusted to reflect the split.

On September 2, 2005 (unaudited), the Board approved the modification of 504,098 warrants whereby the expiration dates of the aforementioned warrants was extended from various dates throughout 2005 through and including December 31, 2005. The Company recorded the effects of the modification of these terms of the warrants in accordance with variable accounting. This modification resulted in additional expense of $1,335,431 being recorded in the unaudited nine month period ending September 30, 2005.

During the unaudited nine-month period ended September 30, 2005, 1,600 shares of common stock were sold at $5.00 per share to an employee per an employment agreement. In addition, 8,000 warrants were exercised at $1.25 per share and 30,000 warrants were exercised at $2.50 per share. During the same period, the Company issued a total of 86,436 shares at a $5.00 per share to landlords, consultants and employees for IT, marketing, administrative, financial, and research and development services provided. The fair value of these shares was determined based on sales of other stock transactions in the private market just prior to the services being provided.

The Company's Articles of Incorporation authorize the issuance of 20,000,000 shares of preferred stock with $.001 par value. The preferred stock may be issued from time to time with such designation, rights, preferences and limitations as the Board of Directors may determine by resolution. As of December 31, 2004, no shares of preferred stock have been issued.

Note 7 - Exchange Options

On April 12, 2003, the Board of Directors of Aero Grow offered the option to each of the Advisory Board Members of the Company to exchange from 25,000 to 33,333 of each person's shares of Mentor Capital Consultants, Inc. for 15,000 to 20,000 shares (3 to 1 ratio) of Aero Grow International, Inc. This option was offered to the Aero Grow Advisory Board Members as compensation for their first year of service on the Advisory Board, as well as acknowledgement for their consulting services for the Company.

As of August 1, 2003, all members of Aero Grow's Advisory Board had exercised their options exchanging 216,865 shares of Mentor Capital for 130,120 shares of Aero Grow. For the year ended December 31, 2003, the Company recognized $162,650 in compensation and consulting expense equal to the fair value of the shares received by the Advisory Board. The fair value of the shares was determined based on the sales price of other stock transactions in the private market just prior to the exchange.

Note 8 - Mandatorily Redeemable Common Stock and Commitments (unaudited)

On September 30, 2005, the Company entered into a manufacturing agreement with Source Plus, Inc. ("Source Plus") and Mingkeda Industries Co. Ltd. ("Mingkeda"). Source Plus advanced monies to Mingkeda for tooling and molds to build our products. To reimburse Source Plus for its advances to

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Note 8 - Mandatorily Redeemable Common Stock and Commitments (unaudited) (continued)

Mingkeda, the Company issued 62,000 shares of common stock to Source Plus in October 2005 with an estimated market value of $5.00 per share. The Company recorded a $310,000 asset for tooling which will be depreciated over a period of three years to reflect the estimated useful life of the tooling. If an offering or other transaction to enable Source Plus an ability to register their issued shares is not completed on or before June 1, 2006, Source Plus may require the Company to repay $310,000 in exchange for its return of the stock. In accordance with SFAS No. 150, the Company has recorded the contingency as a liability until such time that the contingency can be removed.

Further, in return for a future $0.50 per unit price concession from Mingkeda for products the Company will purchase, the Company issued 10,000 shares of common stock to Mingkeda in October 2005 with an estimated market value of $5.00 per share. The Company also agreed to pay to Source Plus a commission of 2% of the total purchases of the product with such payments to be made using the same terms as payments to Mingkeda.

Note 9 - Convertible Debentures (unaudited)

On May 27, 2005, the Company entered into an exclusive Placement Agreement with Keating Securities, LLC to raise up to $3,000,000 through a private placement offering consisting of up to 300 Units at an offering price of $10,000 per Unit. Each Unit is comprised of a 10% Unsecured Convertible Promissory Note in the principal amount of $10,000 and 2,000 five-year warrants, each warrant providing for the purchase of one share of the Company's common stock at the exercise price of $5.01 per share. The Unsecured Convertible Promissory Notes bear interest at the rate of 10% annually which is payable quarterly beginning September 30, 2005. The principal is due on June 30, 2006. During the fifteen days following the completion of an additional financing, each note holder has the opportunity to request full payment of the principal amount of the notes and interest instead of converting their convertible notes into common stock and convertible warrants. As of September 30, 2005, the Company had received proceeds of $3,000,000 from this private placement less $419,471 in directly incurred debt issuance costs.

In conjunction with this $3,000,000 private placement, the Company recognized $750,000 representing the value of the beneficial conversion rights of the Convertible Debentures determined by calculating the difference of the fair market value of the stock at the commitment date, or $5.00 per share, less the conversion exercise price of $4.00 times the number of to be issued upon conversion totaling 750,000 shares. This value is recorded as a discount to the Convertible Debentures and an addition to additional paid in capital. This discount will be amortized over the term of the Convertible Debentures which are due if not converted by June 30, 2006.

Also in conjunction with this $3,000,000 private placement, the Company recognized $885,000 representing the value of the five year warrants issued with the Convertible Debentures.

The value of these warrants was determined in accordance with the Black-Scholes pricing model utilizing a historic volatility factor of 86%, a risk free interest rate of 5.0% and an expected life for the warrants of five years, resulting in a value of $2.09 per warrant. This value was recorded as an additional discount to the Convertible Debentures and an addition to additional paid in capital. This discount will be accreted to interest expense over the term of the Convertible Debentures which are due if not converted by June 30, 2006.

                          AERO GROW INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS

Note 9 - Convertible Debentures (unaudited) (continued)

The balance presented for the Convertible Debentures, net of discounts, as of September 30, 3005 is as follows:

Face amount of convertible promissory notes payable                 $ 3,000,000

Discount as a result of Beneficial Conversion Feature,  net            (562,500)

Discount as a result of fair value of warrants issued, net             (663,750)
                                                                    -----------

                     Net balance - September 30, 2005               $ 1,773,750
                                                                    ===========

Note 10 - Subsequent Events (unaudited)

The Company entered into a Letter of intent on January 4, 2006 and a Merger Agreement on January 12, 2006 with Wentworth I, Inc., a Delaware Corporation. On January 12, 2006, Wentworth's Board of Directors and its shareholders approved the Merger Agreement and the Company's Board of Directors approved the Merger Agreement. Under the terms of the Merger Agreement and subject to certain adjustments, the Company will issue not more that 5% of its outstanding common stock on a fully diluted basis to the Wentworth stockholders.

As a condition of the closing of the Merger Agreement, the Company is required to complete a placement offering of its common stock and common stock warrants with gross proceeds of not less that $5 million. The private placement offering will be for a minimum amount of $5 million and a maximum amount of $12 million. Under the terms of the Merger Agreement, the Company has agreed to pay a financial advisory fee of $350,000 to Wentworth's financial advisor in the transaction if the gross proceeds from the offering exceed $10 million.

                                                                      APPENDIX E


                                Wentworth I, Inc.
              Notes to the Unaudited Proforma Financial Statements
                    September 30, 2005 and December 31, 2004

On January 4, 2006, Wentworth I, Inc. ("Wentworth," the "Company") entered into an Agreement and Plan of Merger ("Agreement") with AeroGrow International, Inc. ("AeroGrow") by which the Company will merge with and into AeroGrow, with AeroGrow being the surviving corporation. This merger transaction may also be referred to as a reverse-merger. Prior to this acquisition, the Company has no operations and nominal assets and liabilities.

The adjustments to the historical financial statements reflect the effect of the recording of the reverse merger of the Company and the previously privately-held AeroGrow. The combined reported results of operations and financial condition has been accounted for as reverse acquisition. The adjustments eliminate the results of operations of the Company for the periods before the reverse acquisition of the Company by AeroGrow, combine the balance sheets of both entities and reflect the stockholders' equity/deficit as if the transaction had occurred at the date of the pro forma statements.

These Pro Forma Financial Statements are based on the merger transaction only and do not reflect the completion of the capital financing transaction.

                                Wentworth I, Inc.
                        Proforma Condensed Balance Sheet
                               September 30, 2005
                                   (Unaudited)

                                                                                               Adjustments              Proforma
                                               Wentworth I      Aerogrow         Total           DR (CR)                  Total
                                               -----------------------------------------------------------             -----------
Cash                                           $     9,751     $ 2,230,554     $ 2,240,305                             $ 2,240,305
Other current assets                                    --          42,429          42,429                                  42,429
Fixed assets, net                                       --         428,379         428,379                                 428,379
Other assets                                            --         318,688         318,688                                 318,688
                                               -------------------------------------------                             -----------
Total assets                                   $     9,751     $ 3,020,050     $ 3,029,801                             $ 3,029,801
                                               ===========================================                             ===========

Accounts payable and accrued
liabilities                                    $    46,800     $   998,187     $ 1,044,987                             $ 1,044,987
Accrued liabilities-related party                   12,024              --          12,024                                  12,024
Convertible promissory notes payable             1,773,750       1,773,750                                               1,773,750
                                               -------------------------------------------                             -----------

Total liabilities                                   58,824       2,771,937       2,830,761                               2,830,761

Common stock                                        38,000           5,009          43,009          37,431 (a)               5,578
Additional paid-in capital                         168,697       9,568,224       9,736,921         168,697 (b)           9,568,224
Treasury stock                                     (45,000)             --         (45,000)        (45,000)(b)                  --
Retained (deficit) earnings                       (210,770)     (9,325,120)     (9,535,890)       (161,128)(b) (c)      (9,374,762)
                                               -------------------------------------------                             -----------
  Total stockholders' equity                       (49,073)        248,113         199,040                                 199,040
                                               -------------------------------------------                             -----------

Total liabilities and stockholders'
equity                                         $     9,751     $ 3,020,050     $ 3,029,801     $        --             $ 3,029,801
                                               ===========================================                             ===========

(a)   Record issuance of shares for reverse-merger with Wentworth I, Inc.

(b)   Eliminate Wentworth's stockholders' equity balances.

(c)   Record expense related to reverse-merger.

                                Wentworth I, Inc.
                   Proforma Condensed Statement of Operations
                               September 30, 2005
                                   (Unaudited)

                                                                                                   Adjustments          Proforma
                                                  Wentworth I       Aerogrow          Total           DR (CR)             Total
                                                 ---------------------------------------------------------------       ------------
Revenues                                         $         --     $         --     $         --                        $         --
Cost of revenues                                           --               --               --                                  --
                                                 ----------------------------------------------                        ------------
    Gross profit                                           --               --               --                                  --

Operating expenses
  Research & development                                   --          429,597          429,597                             429,597
  Professional consulting fees                         18,585        1,110,032        1,128,617                           1,128,617
  Salaries and wages                                                   844,539          844,539                             844,539
  Other general and administrative
expenses                                               12,019        2,369,034        2,381,053           49,642(a)       2,430,695
                                                 ----------------------------------------------                        ------------
    Total operating expenses                           30,604        4,753,202        4,783,806                           4,833,448
                                                 ----------------------------------------------                        ------------

    Loss from operations                              (30,604)      (4,753,202)      (4,783,806)                         (4,833,448)

Other income (expense)
  Interest income                                          --         (427,126)        (427,126)                           (427,126)
                                                 ----------------------------------------------                        ------------
    Total other income (expense)                           --         (427,126)        (427,126)                           (427,126)
                                                 ----------------------------------------------                        ------------

    Net loss before provision for income taxes        (30,604)      (5,180,328)      (5,210,932)                         (5,260,574)
Provision for income taxes
                                                 ---------------------------------------------------------------       ------------

      Net loss                                   $    (30,604)    $ (5,180,328)    $ (5,210,932)    $     49,642       $ (5,260,574)
                                                 ===============================================================       ============


Basic and diluted loss per common share                                            $      (0.38)                       $      (0.39)
                                                                                   ============                        ============

Weighted average number of common shares                                             13,585,969                          13,585,969
                                                                                   ============                        ============

(a)   Record reverse-merger expense.

                                Wentworth I, Inc.
                        Proforma Condensed Balance Sheet
                                December 31, 2004
                                   (Unaudited)

                                                                                                Adjustments              Proforma
                                                 Wentworth I       Aerogrow        Total          DR (CR)                  Total
                                                 -----------------------------------------------------------            -----------
Cash                                             $     7,097     $ 1,916,842     $ 1,923,939                            $ 1,923,939
Other current assets                                      --          46,423          46,423                                 46,423
Fixed assets, net                                         --          30,721          30,721                                 30,721
Other assets                                              --           4,484           4,484                                  4,484
                                                 -------------------------------------------                            -----------

Total assets                                     $     7,097     $ 1,998,470     $ 2,005,567                            $ 2,005,567
                                                 ===========================================                            ===========

Accounts payable and accrued liabilities         $    13,925     $    86,547     $   100,472                            $   100,472
Accrued liabilities-related party                     11,641              --                                                     --
                                                 -------------------------------------------                            -----------

Total liabilities                                     25,566          86,547         100,472                                100,472

Common stock                                          38,000           4,883          42,883          37,431   (a)            5,452
Additional paid-in capital                           168,697       5,761,832       5,930,529         168,697   (b)        5,761,832
Treasury stock                                       (45,000)             --         (45,000)        (45,000)  (b)               --
Retained (deficit) earnings                         (180,166)     (3,854,792)     (4,034,958)       (161,128)  (b)(c)    (3,873,830)
                                                 -------------------------------------------                            -----------
  Total stockholders' equity                         (18,469)      1,911,923       1,893,454                              1,893,454
                                                 -------------------------------------------                            -----------

Total liabilities and stockholders'                                                                                               $
equity                                           $     7,097     $ 1,998,470     $ 1,993,926              --            $ 1,993,926
                                                 ===========================================                            ===========

(a)   Record issuance of shares for reverse-merger with Wentworth I, Inc.

(b)   Eliminate Wentworth's stockholders' equity balances.

(c)   Record expense related to reverse-merger.

                                Wentworth I, Inc.
                   Proforma Condensed Statement of Operations
                                December 31, 2004
                                   (Unaudited)

                                                                                                   Adjustments          Proforma
                                                    Wentworth I     Aerogrow         Total           DR (CR)              Total
                                                    -----------------------------------------------------------        -----------
Revenues                                                                    --              --                                   --
Cost of revenues                                                            --              --                                   --
                                                    ------------------------------------------                          -----------
    Gross profit                                             --             --              --                                   --

Operating expenses
  Research & development                                     --        333,253         333,253                              333,253
  Professional consulting fees                           42,521        676,906         719,427                              719,427
  Salaries and wages                                                   783,263         783,263                              783,263
  Other general and administrative expenses             100,832        603,186         704,018          49,642 (a)          753,660
                                                    ------------------------------------------                          -----------
    Total operating expenses                            143,353      2,396,608       2,539,961                            2,589,603
                                                    ------------------------------------------                          -----------

    Loss from operations                               (143,353)    (2,396,608)     (2,539,961)                          (2,589,603)

Other income (expense)
  Interest income                                            --          7,564           7,564                                7,564
                                                    ------------------------------------------                          -----------
    Total other income (expense)                             --          7,564           7,564                                7,564
                                                    ------------------------------------------                          -----------

    Net loss before provision for income taxes         (143,353)    (2,389,044)     (2,532,397)                          (2,582,039)
Provision for income taxes
                                                    ----------------------------------------------------------          -----------
      Net loss                                         (143,353)    (2,389,044)     (2,532,397)         49,642           (2,582,039)
                                                    ==========================================================          ===========

Basic and diluted loss per common share                                            $     (0.19)                         $     (0.19)
                                                                                   ===========                          ===========

Weighted average number of common shares                                            13,585,969                           13,585,969
                                                                                   ===========                          ===========

(a)  Record reverse-merger expense.